united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2021

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report	June 30, 2021

Eventide Core Bond Fund

Eventide Dividend Opportunities Fund

Eventide Exponential Technologies Fund

Eventide Gilead Fund

Eventide Healthcare & Life Sciences Fund

Eventide Limited-Term Bond Fund

Eventide Multi-Asset Income Fund

Eventide Asset Management, LLC
One International Place, Suite 4210
Boston, MA 02110
1-877-771-3836
E V E N T I D E	1

A N N U A L R E P O R T	June 30, 2021
Annual Shareholder Letter 2021 (Unaudited)

PREAMBLE

How are we to make sense of a year filled with so much noise?

The cultural atmosphere of this past year has been so convoluted with unprecedented events, societal revolutions, social unrest, political instability, and institutional skepticism that it seems impossible to weave a coherent strand of meaning through it all. And the chaotic atmosphere seems to have permeated the everyday activities of our individual lives with the same sense of disarray—leaving us craving order and meaning.

As investors, we have been keenly aware that the markets have also been subject to an exceptionally noisy atmosphere.

Entire industries were debilitated by the global pandemic, yet the stock market experienced one of the sharpest recoveries in history. We witnessed COVID-related biotech company stock prices skyrocket, disconnecting from reasonable earnings predictions as they raced to address an important and urgent need. Volition from retail investors ignited investment frenzies in struggling companies, squeezing bearish institutional investors. For six days, a 1,300-foot ship clogged one of the world’s busiest waterways, causing ripple effects through supply chains for months. Popular investment apps invited thousands of everyday people to invest at the click of a button, making it easy and even fun to speculate on trendy stocks.

On top of these anecdotal phenomena, macro forces that were created by enormous fiscal stimulus and accommodative monetary policy are causing fears of inflation as increased demand could outpace supply.

Again, how are we to make sense of all the noise?

Noise by itself is just sound. It has no purpose. But when fragmented noise is synthesized to form a melody and made into a song, it produces something beautiful—music. Music is the result of imbuing sound with purpose.

On a human level, this is intuitive. Our daily habits, weekly routines, and annual traditions are nothing more than disjointed activities that fill our time unless, that is, they culminate into a greater narrative purpose in our lives. When we imbue them with a sense of purpose, the noise becomes a lively rhythm, creating the melodies that make up the songs of our lives.

Likewise, when the immediate market idiosyncrasies and the repetitive business cycles are imbued with a sense of purpose, they become synthesized and structured into something cohesive and meaningful rather than spontaneous and anxiety-inducing.

As investors, we had a choice to make this past year. We could have let the noise drown out the music. In other words, we could have pursued the immediate hype, looking to capitalize on the chaos. Or, we could have remained tied to our long-term investment theses. To be clear, numerous companies have received well-deserved hype over the past year for their ability to deliver true value in times of need. In many instances, however, the noisy atmosphere encouraged noisy investor behavior, resulting in speculating and betting on sentiment-driven bubbles.

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A N N U A L R E P O R T	June 30, 2021

At Eventide, we chose the latter option. We continued to invest in light of our underlying thesis that businesses serve a higher purpose—to create value for society by meeting important human needs. As investors, we play the vital role of supplying the capital that fuels the success of these businesses. The result is an economic environment that promotes human flourishing. This is the “music” of investing.

Our team takes great care to position our portfolios to account for sustaining secular shifts, but we have not deviated from our underlying investment process, which acts as a consistent rhythm to our song. We remain confident in the secular themes of human flourishing that we believe are addressing the long-term needs of our society. These themes were important before the pandemic and remain important now, and thus remain in demand. Our deep, company-specific research enables us to invest in companies we believe are best suited to weather the short-term challenges and deliver long-term value to you, our shareholders, and to broader society.

Fund Returns as of 6/30/2021
Eventide Core Bond Fund	YTD	3-month	1-year	3-year	5-year	10-year	Inception	Inception Date
Class I	-1.95	1.80	—	—	—	—	-2.24	7/31/2020
Class A without load	-1.94	1.82	—	—	—	—	-2.28	7/31/2020
Class A with 5.75% load	-7.62	-4.01	—	—	—	—	-7.90	7/31/2020
Class C	-2.45	1.60	—	—	—	—	-3.02	7/31/2020
Class N	-2.04	1.75	—	—	—	—	-2.39	7/31/2020
Benchmark
Bloomberg U.S. Aggregate Bond Index	-1.60	1.83	—	—	—	—	-1.80	7/31/2020

Eventide Dividend Opportunities Fund
Class I	15.75	8.21	47.49	19.89	—	—	15.09	9/29/2017
Class A without load	15.66	8.17	47.22	19.63	—	—	14.80	9/29/2017
Class A with 5.75% load	9.01	1.93	38.79	17.29	—	—	13.00	9/29/2017
Class C	15.16	7.90	45.93	18.70	—	—	13.96	9/29/2017
Class N	15.66	8.17	47.21	19.67	—	—	14.87	9/29/2017
Benchmarks
Russell Midcap Value Index	19.45	5.66	53.06	11.86	—	—	10.90	9/29/2017
Russell Midcap Core Total Return Index	16.25	7.50	49.80	16.45	—	—	15.45	9/29/2017

Eventide Exponential Technologies Fund	YTD	3-month	1-year	3-year	5-year	10-year	Inception	Inception Date
Class I	21.01	14.08	91.40	—	—	—	91.40	6/30/2020
Class A without load	20.91	14.05	91.00	—	—	—	91.00	6/30/2020
Class A with 5.75% load	13.98	7.49	80.02	—	—	—	80.02	6/30/2020
Class C	20.46	13.81	89.80	—	—	—	89.80	6/30/2020
Class N	20.91	14.05	91.00	—	—	—	91.00	6/30/2020
Benchmarks
S&P 500 Total Return Index	15.25	8.55	40.79	—	—	—	40.79	6/30/2020
Exponential Technologies Fund Blend	15.66	11.00	51.17	—	—	—	51.17	6/30/2020
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A N N U A L R E P O R T	June 30, 2021
Fund Returns (Continued) as of 6/30/2021
Eventide Gilead Fund
Class I	10.81	11.09	49.76	26.86	27.08	18.87	19.28	2/2/2010
Class A without load	10.68	11.02	49.39	26.55	26.76	18.57	20.33	10/28/2009
Class A with 5.75% load	4.32	4.64	40.80	24.07	25.27	17.87	19.72	10/28/2009
Class C	10.26	10.80	48.23	25.59	25.81	17.67	19.41	10/28/2009
Class N	10.70	11.04	49.43	26.60	26.82	18.63	17.91	7/8/2008
Benchmarks
S&P 500 Total Return Index	15.25	8.55	40.79	18.67	17.65	14.84	12.13	7/8/2008
Russell Midcap Growth Index	10.44	11.07	43.77	22.39	20.52	15.13	13.40	7/8/2008

Eventide Healthcare & Life Sciences Fund
Class I	-15.21	-8.27	10.54	15.22	23.47	—	22.10	12/27/2012
Class A without load	-15.30	-8.33	10.28	14.92	23.14	—	21.78	12/27/2012
Class A with 5.75% load	-20.17	-13.61	3.93	12.67	21.69	—	20.94	12/27/2012
Class C	-15.62	-8.49	9.45	14.07	22.22	—	20.88	12/27/2012
Class N	-15.29	-8.32	10.34	14.99	23.22	—	21.87	12/27/2012
Benchmarks
S&P 500 Total Return Index	15.25	8.55	40.79	18.67	17.65	—	16.22	12/27/2012
S&P Biotechnology Select Industry Index	-3.66	-0.05	21.19	12.63	20.36	—	19.98	12/27/2012

Eventide Limited-Term Bond Fund
Class I	-0.43	0.47	0.65	3.36	1.92	2.01	2.32	7/28/2010
Class A without load	-0.56	0.32	0.45	3.11	1.86	2.33	2.72	7/28/2010
Class A with 5.75% load	-6.30	-5.44	-5.33	1.09	0.65	1.73	2.16	7/28/2010
Class C	-1.02	0.13	-0.38	—	—	—	2.88	12/14/2018
Class N	-0.54	0.43	0.48	—	—	—	3.72	12/14/2018
Benchmarks
Bloomberg 1-5 Year Government/Credit Index	-0.30	0.27	0.40	3.70	2.18	1.98	2.02	7/28/2010
Bloomberg U.S. Intermediate Aggregate Bond Index	-0.84	0.78	0.04	4.41	2.53	2.74	2.81	7/28/2010

Eventide Multi-Asset Income Fund
Class I	8.29	4.49	27.12	13.34	10.08	—	9.28	7/15/2015
Class A without load	8.16	4.43	26.84	13.11	9.83	—	9.02	7/15/2015
Class A with 5.75% load	1.92	-1.55	19.59	10.92	8.53	—	7.94	7/15/2015
Class C	7.74	4.18	25.85	12.23	8.98	—	8.20	7/15/2015
Class N	8.11	4.37	26.81	13.10	9.86	—	9.06	7/15/2015
Benchmarks
Russell Midcap Value Index	19.45	5.66	53.06	11.86	11.79	—	10.25	7/15/2015
Multi-Asset Income Blend	9.00	3.22	24.28	8.87	7.57	—	6.95	7/15/2015
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A N N U A L R E P O R T	June 30, 2021

EXPENSES AND DISCLOSURES

Performance is historical and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges. The volatility of an index may be materially different than that of the Fund, and investors should not expect the Fund to achieve the same results as a listed index. Performance data current to the most recent month-end may be obtained by calling 1-877-771-EVEN (3836).

Eventide Core Bond Fund

Expenses: Class I, Gross Expenses 1.25%, Net Expenses 0.58%; Class A, Gross Expenses 1.50%, Net Expenses 0.83%; Class C, Gross Expenses 2.25%, Net Expenses 1.58%; Class N, Gross Expenses 1.45%, Net Expenses 0.78%. The manager has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2021. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage backed securities, asset-backed securities and collateralized mortgage-backed securities. The benchmark is not an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Dividend Opportunities Fund

Expenses: Class I, Gross Expenses 1.30%, Net Expenses 0.95%; Class A, Gross Expenses 1.55%, Net Expenses 1.20%; Class C, Gross Expenses 2.30%, Net Expenses 1.95%; Class N, Gross Expenses 1.50%, Net Expenses 1.15%. The manager has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2021. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The Russell Midcap Value Index measures the performance of the U.S. equity mid-cap value segment. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Exponential Technologies Fund

Expenses: Class I, Gross Expenses 2.50%, Net Expenses 1.43%; Class A, Gross Expenses 2.75%, Net Expenses 1.68%; Class C, Gross Expenses 3.50%, Net Expenses 2.43%; Class N, Gross Expenses 2.70%, Net Expenses 1.63%. The manager has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2021. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Exponential Technologies Fund Blend is a proprietary Eventide benchmark composed of 50% S&P North American Technology Software Index, 20% S&P Technology Hardware Select Industry Index, 20% Philadelphia Stock Exchange Semiconductor Index, and 10% S&P500 Communications Services. The S&P North American Technology Software Index imposes capped weights on the index constituents included in the S&P 500® that are classified in the Global Industry Classification Standard (GICS®) information technology sector. The S&P Technology Hardware Select Industry Index comprises stocks in the S&P Total Market Index that are classified in the GICS® technology hardware, storage & peripherals, electronic equipment & instruments, and electronic components sub-industries. The Philadelphia Stock Exchange Semiconductor Index is a modified market capitalization-weighted index composed of companies primarily involved in the design, distribution, manufacture, and sale of semiconductors. The S&P500 Communications Services comprises those companies included in the S&P 500 that are classified as members of the GICS® communication services sector. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Gilead Fund

Total annual fund operating expenses: Class I: 1.18%; Class A: 1.43%; Class C: 2.18%; Class N: 1.38%. Class A is subject to a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The Fund’s share classes have different inception dates. Class N has an inception date of 7/8/2008. Class A and Class C have an inception date of 10/28/2009. Class I has an inception date of 2/2/2010. The indices assume an inception date of 7/8/2008. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Russell Midcap Growth Index measures the performance of the U.S. equity mid-cap growth segment. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

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A N N U A L R E P O R T	June 30, 2021

Eventide Healthcare & Life Sciences Fund

Total annual fund operating expenses: Class I: 1.31%; Class A: 1.56%; Class C: 2.31%; Class N: 1.51%. Class A is subject to a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The S&P 500 Total Return Index is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Limited-Term Bond Fund

Expenses: Class I, Gross Expenses 0.91%, Net Expenses 0.55%; Class A, Gross Expenses 1.16%, Net Expenses 0.80%; Class C, Gross Expenses 1.91%, Net Expenses 1.55%; Class N, Gross Expenses 1.11%, Net Expenses 0.75%. The manager has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2021. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The Fund acquired the assets and liabilities of the Epiphany FFV Strategic Income Fund (“Predecessor Fund”) on 12/14/2018. The Predecessor Fund’s Class A shares were reclassified from Class N shares on 6/1/2015 and its Class I shares were reclassified from Class C shares on 5/30/2017, and the fee structure was different. The Fund’s share classes have different inception dates. Annualized since inception returns assume the Predecessor Fund’s inception date of 7/28/2010 unless otherwise noted. The Bloomberg 1-5 Year Government/Credit Index includes investment grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S.-traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Multi-Asset Income Fund

Expenses: Class I, Gross Expenses 0.86%, Net Expenses 0.82%; Class A, Gross Expenses 1.11%, Net Expenses 1.07%; Class C, Gross Expenses 1.86%, Net Expenses 1.82%; Class N, Gross Expenses 1.06%, Net Expenses 1.02%. The manager has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2021. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and Class A and Class C are subject to a maximum deferred sales charge of 1.00%. The Multi-Asset Income Blend is a proprietary Eventide benchmark composed of 50% Russell Midcap Value Index and 50% Bloomberg U.S. Intermediate Aggregate Bond Index. The Russell Midcap Value Index measures the performance of the U.S. equity mid-cap value segment. The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S.-traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Please refer to the Fund’s Prospectus for additional index details. The benchmark is not an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND REVIEWS

Eventide Core Bond Fund

Eventide Core Bond Fund (Class I) posted a total return of -2.24% since inception (7/31/2020) for the period ended on 6/30/2021 compared to the Bloomberg U.S. Aggregate Bond Index of -1.80%.

The Fund benefited from its exposure to housing related municipal and mortgage backed passthrough securities, and from not owning US treasuries which underperformed. It was negatively impacted by the weaker performance of government agency and investment grade corporate securities. The fixed income market was challenged over the last 12 months due to rising interest rates with an aggressive economic reopening, fiscal and monetary stimulus, and COVID-19 vaccine roll out. Longer duration fixed income securities were hurt more by the rise in interest rates and a steeper yield curve than shorter duration fixed income securities, particularly in 1Q2021. In addition, higher quality, investment grade bonds also performed worse over the past year than lower quality and higher risk bonds during the economic reopening and COVID-19 vaccine roll-out.

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A N N U A L R E P O R T	June 30, 2021

Eventide Dividend Opportunities Fund

The Eventide Dividend Opportunities Fund (Class I) posted a total return of 47.49% for the 12-month period ended 6/30/2021, compared with the Russell Midcap Value Index of 53.06% and the Russell Midcap Index of 49.80%.

The Fund benefited from positive positioning and stock selection in renewable energy utilities, financials, consumer discretionary, semiconductors, and industrials, but underperformed its primary benchmark, the Russell Midcap Value Index, by 5.57% due to an underweight in lower quality, economically sensitive, and cyclical sectors, which have rallied on COVID-19 vaccine news since 4Q2020.

Looking at the Fund’s three-year performance gives a more complete picture of the full impact of COVID-19. For the three-year performance ended 6/30/2021, the Fund outperformed its primary benchmark by 8.03%, from an overweight in companies we believe are well-managed and well-positioned in long-term secular growth themes with attractive dividend growth. For the three years ended 6/30/2021, the Fund outperformed its primary benchmark from the Fund’s renewable energy utilities, technology infrastructure REITs, financials, consumer names benefiting from enterprise value and strong housing trends, and semi cap equipment. Positive performance in these periods was offset somewhat by an underweight in more economically- sensitive and cyclical sectors, such as communication services and basic materials.

Contributors

Hannon Armstrong Sustainable Infrastructure Capital, Inc.,1 which finances sustainable infrastructure and clean energy projects, benefitted from increased opportunities in clean energy and energy efficiency financing projects. Trane Technologies PLC,2 which manufactures HVAC systems for energy efficiency and reduced greenhouse emissions, saw its non-residential business recover as secular trends in energy efficiency, reduced greenhouse gas emissions and indoor air quality remained strong. Agilent Technologies, Inc.,3 which provides tools, research, and services for the life science industry, outperformed due to strength in its analytical instrumentation and lab services for pharmaceutical, biotech, and food-testing customers. NextEra Energy Partners LP,4 which contracts clean energy projects, including wind and solar, performed well from industry leading growth and competitive positioning in U.S.-contracted renewable power. DR Horton, Inc.,5 a nationwide builder of affordable new homes, benefitted from strong demand for and limited supply of new, affordable homes.

Detractors

Ciena Corp.,6 which provides communications network platforms, software, and professional services, underperformed as customers prioritized continuity of service over equipment upgrades given the pandemic-induced surge in bandwidth demand and increased complexity of on-site installations. Neurocrine Biosciences, Inc.,7 which focuses on therapies for neurological, psychiatric, and endocrine disorders, saw its sales for its lead asset lag due to COVID-19. KB Home,8 a nationwide builder of affordable new homes, along with other homebuilders, faced concerns about moderating order growth due to industry supply constraints. TCF Financial

[1]	2.91% of net assets

[2]	3.20% of net assets

[3]	3.82% of net assets

[4]	4.03% of net assets

[5]	3.22% of net assets

[6]	0.01% of net assets

[7]	0.33% of net assets

[8]	0.12% of net assets
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A N N U A L R E P O R T	June 30, 2021

Corp.,9 a multi-bank holding company, along with other banks, experienced volatility in the summer of 2020 before rebounding on an improved macro outlook and steeper yield curve. Jack Henry & Associates, Inc.,10 which provides integrated computer systems for financial institutions, underperformed as banks delayed spending on software projects during the pandemic.

Eventide Exponential Technologies Fund

The Eventide Exponential Technologies Fund (Class I) posted a total return of 91.40% for the 12-month period ended 6/30/2021 compared to the S&P 500 Total Return Index of 40.79% and the Exponential Technologies Fund Blend of 51.17%.

The Fund outperformed its benchmarks due to strong security selection positioned within key themes that combine secular growth with human flourishing, such as Cybersecurity, Evolution to the Cloud, Beyond Moore’s Law, and Customer Convenience. Many of the invested securities benefited from accelerating fundamentals that were enhanced by the need for digital transformation across various industries and enterprises due to the COVID-19 pandemic. The Fund saw robust performance across its software, internet, semiconductor, and semiconductor equipment manufacturers exposures.

Contributors

Fiverr International Ltd.,11 an online global marketplace for individuals and companies looking for freelancers, benefitted as more freelancers and freelance projects moved online, allowing the company to deliver outstanding revenue growth and operating leverage. Sprout Social, Inc.,12 a global provider of social media management tools, benefitted significantly in the last year as they led the charge in social media management software, enabling customers to better understand their customers and improve engagement, leading to accelerated revenue growth with some leverage. Crowdstrike Holdings, Inc.,13 an enterprise cybersecurity platform used to prevent endpoint attacks, delivered outstanding revenue growth and margins as it began to cement itself as the leader in next-generation cybersecurity. Entegris, Inc.,14 which provides advanced materials and equipment for semiconductor manufacturing, benefited from the surge in semiconductor demand as the pandemic accelerated technology adoption. Five9, Inc.,15 a cloud-based contact center software company, executed with accelerating revenue growth with strong margins as cloud contact centers became a key focus area for enterprises post-pandemic.

Detractors

Jack Henry & Associates, Inc.,16 which provides integrated computer systems for financial institutions, underperformed as banks delayed spending on software projects during the pandemic. Ciena Corp.,17 which provides communications network platforms, software, and professional services, underperformed as customers prioritized continuity of service over equipment upgrades given the pandemic-induced surge in bandwidth demand and increased complexity of on-site installations. Splunk, Inc.,18 which provides web applications for automating operational intelligence and big data interpretation, misexecuted through changes in their go-to-

[9]	0.29% of net assets

[10]	1.82% of net assets

[11]	6.40% of net assets

[12]	3.28% of net assets

[13]	4.50% of net assets

[14]	4.68% of net assets

[15]	4.92% of net assets

[16]	0.86% of net assets

[17]	0.81% of net assets

[18]	1.19% of net assets
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A N N U A L R E P O R T	June 30, 2021

market and innovation strategies. Vital Farms, Inc.,19 a sustainably-farmed food products company, along with other consumer staples companies, faced concerns about input cost inflation in the first half of 2021. Compass, Inc.,20 a real-estate broker focused on next-generation real-estate technology, saw investor sentiment taper as a hot housing market showed signs of deceleration.

Eventide Gilead Fund

The Eventide Gilead Fund (Class I) posted a total return of 49.76% for the 12-month period ended 6/30/2021 compared to the S&P 500 Total Return Index of 40.79% and the Russell Midcap Growth Index of 43.77%.

The Fund’s largest sector contributors to its performance over the past year came from the Information Technology and Consumer Discretionary sectors. Cybersecurity is a theme that we have identified in the Information Technology sector as meeting an important human need and the increased dependence on online connectivity over the past year contributed to the performance of companies positioned within this theme. Our Business 360® process, which examines a company’s relationships with each of its stakeholders, led us to identify companies with high customer satisfaction rates, which drove the performance of many of our Consumer Discretionary investments.

As we look across the portfolio of companies in the Fund and how they behaved during one of the most unprecedented periods in recent history, we are incredibly pleased with their performance but remain humble as we understand that circumstances can change quickly. For this reason, we continue to be vigilant in our analyses and investment allocations.

Contributors

Crowdstrike Holdings, Inc.,21 an enterprise cybersecurity platform used to prevent endpoint attacks, delivered outstanding revenue growth and margins as it began to cement itself as the leader in next-generation cybersecurity. The Trade Desk, Inc.,22 a digital advertising platform for display, social, and video campaigns, saw an accelerating shift from linear to CTV, which accompanied with better than expected revenues and margins, led to strong stock performance. Five9, Inc.,23 a cloud-based contact center software company, executed with accelerating revenue growth with strong margins as cloud contact centers became a key focus area for enterprises post-pandemic. Fiverr International Ltd.,24 an online global marketplace for individuals and companies looking for freelancers, benefitted as more freelancers and freelance projects moved online, allowing the company to deliver outstanding revenue growth and operating leverage. HubSpot, Inc.,25 an inbound sales and marketing platform, delivered outstanding revenue growth, profitability, and new product launches, which drove stock performance.

Detractors

Praxis Precision Medicines, Inc.,26 a clinical-stage neuroscience company focused on therapies for brain disorders, saw its shares decline because its main competitor, SAGE, announced positive but underwhelming Phase 3 data that was viewed as a negative readthrough to Praxis’s lead drug, which is currently in Phase 2/3 for

[19]	1.12% of net assets

[20]	0.46% of net assets

[21]	3.83% of net assets

[22]	4.28% of net assets

[23]	4.20% of net assets

[24]	2.12% of net assets

[25]	2.14% of net assets

26	0.08% of net assets
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the same indication (Major Depressive Disorder). Ascendis Pharma, Inc.,27 a company focused on biopharmaceuticals for rare-diseases, had its lead drug’s approval delayed by the FDA due to COVID-19. Pliant Therapeutics, Inc.,28 a clinical-stage biopharmaceutical company focused on therapies for fibrotic diseases, has not had any data on its programs since its initial public offering (“IPO”). Vital Farms, Inc.,29 a sustainably-farmed food products company, along with other Consumer Staples companies, faced concerns about input cost inflation in the first half of 2021. Sarepta Therapeutics, Inc.,30 a biotechnology company focused on precision genetic medicines to treat rare neuromuscular diseases, gave an update on its lead gene therapy candidate for Duchenne Muscular Dystrophy, which was encouraging but raised some questions around the overall clinical profile of the drug.

Eventide Healthcare & Life Sciences Fund

The Eventide Healthcare & Life Sciences Fund (Class I) posted a total return of 10.54% for the 12-month period ended 6/30/2021 compared to the S&P 500 Total Return Index of 40.79% and the S&P Biotechnology Select Industry Index of 21.19%.

The Fund’s relative underperformance was primarily driven by its underexposure to COVID-related stocks. As data- and science-based investors in the space, we did not have enough fundamental data or evidence on these programs to justify investment in these companies early on. As the year progressed and data for vaccine and treatment candidates started to be presented, we were thrilled from a humanitarian perspective regarding the data that was showing phenomenal efficacy and safety for multiple vaccine programs, yet we remained disciplined to our process. Since we were not comfortable with the valuations the market was assigning to these companies, we remained largely on the sidelines.

The sector has also had an unprecedented number of IPOs and capital raises, which has the effect of adding supply to the investible space. This adds to the importance of security selection amid a period of low merger and acquisition activity, which typically drives investor interest in the space. Fundamentally, both of these activities are a healthy part of the investment cycle—IPOs and follow-on offerings provide cash to fund their clinical trials and ongoing operations. They also provide some downside protection in the case of clinical setbacks. The recent lack of mergers and acquisitions (“M&A”) activity has been somewhat offset by robust licensing activity, but it also provides the opportunity for more M&A activity down the road as large biotechnology and pharmaceutical companies need to add to their product portfolios while facing patent and revenue risks.

Contributors

MyoKardia, Inc.,31 a biopharmaceutical company focused on developing precision drugs for cardiovascular diseases, was acquired at a very attractive premium by Bristol Myers Squibb. Rocket Pharmaceuticals, Inc.,32 which focuses on gene therapies to treat rare diseases, revealed very positive data for its lead product, which was very well received by the market. Momenta Pharmaceuticals, Inc.,33 which develops drugs for patients with autoimmune diseases, was acquired for an attractive premium by Johnson and Johnson. Essa Pharma, Inc.,34 which develops small-molecule drugs for treatment of prostate cancer, revealed very positive data for its lead

[27]	4.07% of net assets

[28]	0.51% of net assets

[29]	0.77% of net assets

[30]	1.22% of net assets

[31]	1.4% of net assets

[32]	1.12% of net assets

[33]	0.38% of net assets

[34]	1.37% of net assets
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product, which was very well received by the market. Prometheus Biosciences, Inc.,35 which develops precision drugs to treat patients with inflammatory bowel syndrome, had a successful IPO in Q1 2021.

Detractors

Cardiff Oncology, Inc.,36 a biotechnology company that develops therapies for solid tumor and hematologic cancers, updated the market with incremental data on its mCRC and mCRPC drugs, which, while positive, did not meet expectations. Immunovant, Inc.,37 which develops drugs for patients with autoimmune diseases, updated the market for its lead and only drug, IMVT-1401, revealing that it may have some safety/tolerability effects that may negatively affect the competitiveness of the drug across all indications. This was a bad outcome for the company and the stock was severely punished. Satsuma Pharmaceuticals, Inc.,38 which develops intranasal drugs to treat migraine headaches, had its lead and only asset fail in its Phase 3 study for migraines. ChemoCentryx, Inc.,39 which researches oral, small-molecule therapies for inflammatory diseases, in Q2 2021, had an FDA advisory committee meeting to discuss approval of its lead drug, Avocopan, for a rare disease called ANCA vasculitis. Unfortunately, despite a positive and statistically-significant randomized Phase 3 trial, the FDA reviewers had a negative view of the drug, leading to a split 10-8 vote in favor of approval. A decision on its approval is expected on July 7th. The market did not like the tone of the FDA Advisory Committee, and, consequently, the stock was severely punished. Sarepta Therapeutics, Inc.,40 a biopharmaceutical company that develops precision genetic medicines to treat rare neuromuscular diseases, gave an update on its lead gene therapy candidate for Duchenne Muscular Dystrophy, which was encouraging but raised some questions around the overall clinical profile of the drug.

Eventide Limited-Term Bond Fund

Eventide Limited-Term Bond Fund (Class I) posted a total return of 0.65% for the 12-month period ended 6/30/2021 compared to the Bloomberg 1-5 year U.S. Government/Credit Index of 0.40%, and the Bloomberg U.S. Intermediate Aggregate Bond Index of 0.04%.

The Fund benefited from its exposure to corporate, municipal, agency, mortgage-backed securities, and not owning treasuries. It was negatively impacted by the performance of asset-backed securities. The fixed income market was challenged over the last 12 months due to rising interest rates with an aggressive economic reopening, fiscal and monetary stimulus, and COVID-19 vaccine roll out.

Eventide Multi-Asset Income Fund

The Eventide Multi-Asset Income Fund (Class I) posted a total return of 27.12% for the 12-month period ended 6/30/2021, compared with the Multi-Asset Income Blend total return of 24.28%.

The Fund, which is balanced between equity and fixed income securities, outperformed its 50%/50% custom blend benchmark by 2.84% for the 12-month period ended 6/30/2021. The Fund’s equity positions for the year ended 6/30/2021 benefited from strong performance in renewable energy utilities, financials, high-technology-oriented auto suppliers, semiconductors, and industrials, but lagged their component of the custom blend

[35]	0.78% of net assets

[36]	0.43% of net assets

[37]	1.84% of net assets

[38]	0.3% of net assets

[39]	1% of net assets

[40]	2.89% of net assets
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benchmark, the Russell Midcap Value Index, as it performed better in the lower quality and more cyclically oriented market recovery following positive news of COVID-19 vaccines. The Fund’s fixed income positions outperformed their component of the custom blend benchmark, the Bloomberg U.S. Intermediate Aggregate Bond Index, for year ended 6/30/2021 from outperformance in corporate, municipal, mortgage-backed, and agency bonds and in not owning U.S. treasuries, which underperformed in the rising interest rate environment offset by underperformance in asset-backed and commercial mortgage-backed securities.

Contributors

Hannon Armstrong Sustainable Infrastructure Capital, Inc.,41 which finances sustainable infrastructure and clean energy projects, benefitted from increased opportunities in clean energy and energy efficiency financing projects. Trane Technologies PLC,42 which manufactures HVAC systems for energy efficiency and reduced greenhouse emissions, saw its non-residential business recover as secular trends, which were focused on energy efficiency, reduced greenhouse gas emissions and indoor air quality remained strong. NextEra Energy Partners LP,43 which contracts clean energy projects, including wind and solar, performed well from industry leading growth and competitive positioning in U.S.-contracted renewable power. Agilent Technologies, Inc.,44 which provides tools, research, and services for the life sciences industry, outperformed due to strength in its analytical instrumentation and lab services for pharmaceutical, biotech, and food-testing customers. First Republic Bank,45 which offers private banking, private business banking, and private wealth management, saw strong loan growth due to its exceptional customer service and credit quality.

Detractors

OKTA, Inc.,46 which provides identity-based software security solutions, underperformed due to investor concerns around a major acquisition. KB Home,47 a nationwide builder of affordable new homes, along with other homebuilders, faced concerns about moderating order growth due to industry supply constraints. Neurocrine Biosciences, Inc.,48 which focuses on therapies for neurological, psychiatric, and endocrine disorders, saw its sales for its lead asset lag due to COVID-19. TCF Financial Corp.,49 a multi-bank holding company, along with other banks, experienced volatility in the summer of 2020 before rebounding on an improved macro outlook and steeper yield curve. Jack Henry & Associates, Inc.,50 which provides integrated computer systems for financial institutions, underperformed as banks delayed spending on software projects during the pandemic.

CIO OUTLOOK

We organize our macro market analysis into three major categories: sentiment, valuation, and leading economic indicators. Bullish sentiment remains elevated across both retail and institutional investor groups. Historically, sentiment has typically proven to be a contrary indicator, meaning we should be cautious in approaching broad markets when sentiment is high. Equity valuations remain expensive when comparing current prices to historical prices, but it is equally, if not more, important to compare equity valuations with current fixed income rates. Since interest rates are low and we expect the Federal Reserve to remain accommodative as it espouses the “new

[41]	1.91% of net assets

[42]	2.17% of net assets

[43]	2.82% of net assets

[44]	2.20% of net assets

[45]	2.04% of net assets

[46]	0.43% of net assets

[47]	0.05% of net assets

[48]	0.90% of net assets

[49]	0.21% of net assets

[50]	0.84% of net assets
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framework” for managing inflation, setting a goal for an average inflation of 2% over time, we anticipate equities will remain attractive in comparison to bonds. Other positive catalysts for the markets include strong leading economic indicators as measured by positive trends in employment, housing, and business activity, as well as likely congressional support for an infrastructure bill and other fiscal policies focused on driving money into the economy.

As we examine the macro environment of the markets, it is important to remember that markets are made up of sectors, sectors are made up of industries, and industries are made up of companies. As fundamental, values-based investors, our process is primarily concerned with evaluating the likelihood of individual companies to succeed by creating value for society. We are seeing a lot of company dispersion within equity sectors and industries. The Biotech industry, for example, represents less than 3% of the market cap of the Russell 3000 and contains about 300 companies. These companies have exhibited huge return dispersions over the past year, with the top quartile having returns of 32% or better and the bottom quartile having returns of -32% or worse. In the areas we cover, we have seen stocks trading up to all-time highs based on internet memes and retail interest, while others that we believe to be in long-term competitive positions are trading at valuations less than the cash on their balance sheets. Distressed valuations of excellent companies are often a prelude to big rallies. We expect many of our portfolio companies to benefit when these trends normalize and a more disciplined approach prevails.

Of course, there are risks to consider. The market could stay irrational for longer, challenging some of our portfolio holdings and our investors. The Delta variant could pose a threat, although the current data reveals reasons to be optimistic, especially for largely vaccinated populations. Cyclical trends in commodity-driven areas of the market could cause our strategies to underperform over short-term periods. Our strategy as long-term investors seeks to take advantage of long-term secular trends by investing in high-quality companies that excel at creating value for others and trade at a discount to intrinsic value. It is with this approach in mind that we continue to see many opportunities for investing in companies that we believe are resilient, can achieve sustainable growth by meeting society’s greatest needs, and can achieve attractive long-term capital appreciation while having a positive impact on the world.

CONCLUSION

The data and performance descriptions in this report tell a one-year piece of Eventide’s story. We are long-term investors—meaning we look for our thesis to prove itself over three-, five-, and ten-year periods, and our track record tends to reflect this. In many instances, this past year highlighted our purpose-driven thesis as it became abundantly clear that businesses are important to people. For example, many companies experienced great success because they were meeting important societal needs, like many of our cybersecurity companies that thrived as they became essential teammates to a society heavily dependent on online connectivity.

Further, it became clear that people are important to businesses. Businesses that had already established trust with their employees were able to rely on their employees with reciprocating trust. Businesses that had built up a loyal base of valued customers saw that loyalty turn into resilience as customers adopted new behaviors to support the businesses they loved. And businesses that had built a reliable rapport with their suppliers were in a much better position to depend on their relational capital to develop flexible solutions as supply chains became immensely stressed. As a result, our comprehensive stakeholder analysis, which we call Business 360®, proved to be extremely helpful to our performance.

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While the pandemic drew attention to the value of many companies the Funds are invested in, other companies in the Funds’ portfolios, especially those in the biotech industry, became underappreciated as attention was diverted from prominent long-term themes to COVID-related themes.

Consequently, the Funds’ biotech companies, chosen for their long-term value, suffered short-term underperformance as we cheered for the success of the COVID-related companies seeking to address our most urgent needs. Our process guided us to remain largely on the sidelines as the stock prices of these COVID-related companies became disconnected from our calculated intrinsic value. Just as important however, our process is revealing great opportunities to invest in underappreciated companies that we believe are trading at a discount. We remain excited about the future.

We opened this letter by recognizing how much noise has filled the cultural and market atmospheres of the past year. It is easy to become distracted and forget to recognize the transformative power that purpose has to turn the noise into music. As anecdotal events spark market abnormalities and macro forces induce systemic fears, we at Eventide continue to take a step back and remember the foundational, long-term drivers of successful investing— driven by its true purpose.

Investing is powerful and important. And when imbued with purpose, it can yield something beautiful—music that makes the world rejoice.

Grateful for your trust,

Finny Kuruvilla, MD, PhD
Dolores Bamford, CFA
Anant Goel

The opinions expressed herein are those of the Funds’ portfolio management team as of 6/30/2021 and are subject to change. There is no guarantee that such views are correct or that the outlook opinions will come to pass. Specific companies mentioned are for performance attribution informational purposes only and should not be construed as buy or sell advice. Reliance upon the views expressed herein is at the sole discretion of the reader.

Mutual funds involve risk including the possible loss of principal. Past performance does not guarantee future results. The Funds’ ethical values screening criteria could cause it to under-perform similar funds that do not have such screening criteria.

Investors in the Eventide Core Bond Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. Longer term securities may be more sensitive to changes in interest rates. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the Fund being forced to liquidate portfolio securities at disadvantageous prices. Interest rates are sensitive to changes in inflation, and investing in bonds exposes investors to inflation risk. Bonds may be subject to default, causing loss of invested capital. Fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will be between three years and nine years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with asset backed securities, convertible securities, credit, duration, extension, foreign securities, income, mortgage back securities, municipal bonds, preferred stocks, pre-payment, securities, sovereign debt, and U.S. Agency securities that are covered in the Fund’s prospectus and SAI.

The Eventide Dividend Opportunities Fund can have risk related to option investing. Companies in the utilities sector are subject to interest rate risk and cash flow risk. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the industrial sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than

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larger companies. There are unique risks associated with convertible securities, foreign securities, hedging, MLPs, preferred stocks, REITs, securities, and yieldcos that are covered in the Fund’s prospectus and SAI.

The Eventide Exponential Technologies Fund typically invests at least 80% of its net assets in technology companies defined as those in the information technology, communications, and healthcare technology and devices industries. The Fund invests primarily in companies that Eventide believes are participating in and benefitting from technologies, innovations, themes, or trends that have long-term exponential characteristics. The term “exponential” means the potential for accelerated advancements in underlying technologies that can positively impact capabilities and development cycles of a company’s products and services. Not every company in the Fund’s portfolio will experience exponential growth, and the Fund is not expected to deliver exponential returns. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund may experience higher volatility than the general market due to being concentrated in the technology industries. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. The Fund has non-diversification risk as a high percentage of Fund assets may be invested in a limited number of companies. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

The Eventide Gilead Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund can have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

The Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund can have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

Investors in the Eventide Limited-Term Bond Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the Fund being forced to liquidate portfolio securities at disadvantageous prices. Longer term securities may be more sensitive to changes in interest rates. Interest rates are sensitive to changes in inflation, and investing in bonds exposes investors to inflation risk. Bonds may be subject to default, causing loss of invested capital. Fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will not exceed five years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with asset-backed securities, convertible securities, credit, foreign securities, income, interest rates, mortgage-backed securities, municipal bonds, preferred stocks, prepayment, REITs, securities, sovereign debt, and U.S. Agency securities that are covered in the Fund’s prospectus and SAI.

The Eventide Multi-Asset Income Fund can have risk related to option investing. Investors in the Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. Longer term securities may be more sensitive to changes in interest rates. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with asset-backed securities, convertible securities, credit, foreign securities, hedging, income, MLPs, mortgage-backed securities, preferred stocks, prepayment, REITs, securities, U.S. Agency securities, and yieldcos that are covered in the Fund’s prospectus and SAI.

Investors should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at https://www.eventidefunds.com/prospectus or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC, which is not affiliated with Eventide Asset Management, LLC.

7098-NLD-08042021

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Eventide Core Bond Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return	Since
Through June 30, 2021, [1] as compared to its benchmark:	Inception [3]
Class N	-2.39%
Class A without load	-2.28%
Class A with 5.75% load	-7.90%
Class C	-3.02%
Class I	-2.24%
Bloomberg U.S. Aggregate Bond Index [2]	-1.80%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.83%, 1.58%, 0.78% and 0.58% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2021. Per the Fund’s most recent prospectus, total annual Fund estimated expenses before waiver are 1.50%, 2.25%, 1.45% and 1.25% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.

3.	Eventide Core Bond Fund commenced operations on July 31, 2020.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

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A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Agency Fixed Rate	20.0%
Electric Utilities	11.8%
Banking	9.0%
Real Estate Investment Trusts	8.0%
Institutional Financial Services	4.8%
Auto Loan	4.7%
Government Sponsored	4.4%
Insurance	4.3%
Engineering & Construction	2.8%
Automotive	2.5%
Other / Cash & Cash Equivalents	27.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

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Eventide Dividend Opportunities Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return		Since
Through June 30, 2021, [1] as compared to its benchmarks:	1 Year Return	Inception [4]
Class N	47.21%	14.87%
Class A without load	47.22%	14.80%
Class A with 5.75% load	38.79%	13.00%
Class C	45.93%	13.96%
Class I	47.49%	15.09%
Russell Midcap Value Index [2]	53.06%	10.90%
Russell Midcap Core Total Return Index [3]	49.80%	15.45%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2021. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver are 1.55%, 2.30%, 1.50% and 1.30% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Russell Midcap Value Index measures the performance of the mid-capitalization U.S. equities that exhibit value characteristics. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

3.	The Russell Midcap CoreTotal Return Index measures the performance of the mid-cap segment of the US equity universe. It is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership, representing approximately 31% of the total market capitalization of the Russell 1000 companies. It is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in an index.

4.	Eventide Dividend Opportunities Fund commenced operations on September 29, 2017.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

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A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Banking	10.4%
Electrical Equipment	9.0%
Medical Equipment & Devices	8.8%
Electric Utilities	7.8%
Semiconductors	6.6%
Software	5.6%
Automotive	5.0%
Infrastructure REIT	4.8%
Home Construction	4.0%
Transportation & Logistics	3.6%
Other / Cash & Cash Equivalents	34.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

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A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return		Since
Through June 30, 2021, [1] as compared to its benchmarks:	1 Year Return	Inception [5]
Class N	91.00%	91.00%
Class A without load	91.00%	91.00%
Class A with 5.75% load	80.02%	80.02%
Class C	89.80%	89.80%
Class I	91.40%	91.40%
S&P 500 Total Return Index [2]	40.79%	40.79%
S&P North American Technology Sector Industry Index [3]	46.07%	46.07%
Exponential Technologies Blended Index [4]	51.17%	51.17%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.68%, 2.43%, 1.63% and 1.43% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2021. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver are 2.75%, 3.50%, 2.70% and 2.50% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. Redemptions within 180 days of purchase are subject to a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3.	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the GICS® information technology sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-industries. Investors cannot invest directly in an index.

4.	The Exponential Technologies Blended Index is comprised of 50% of the S&P North American Technology Software Index, 20% of the S&P Technology Hardware Select Industry Index, 20% of the Philadelphia Stock Exchange Semiconductor Index and 10% of the S&P500 Communications Services Sector. The Eventide Exponential Technologies Blended Index rebalances its weightings on a monthly frequency. Investors cannot invest directly in an index.

5.	Eventide Exponential Technologies Fund commenced operations on June 30, 2020.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E	20

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Software	42.4%
Semiconductors	18.0%
Internet Media & Services	9.4%
Advertising & Marketing	8.7%
Renewable Energy	4.4%
Technology Services	3.5%
E-Commerce Discretionary	2.5%
Biotech & Pharma	2.1%
Short-Term Investments	1.9%
Technology Hardware	1.8%
Other / Cash & Cash Equivalents	5.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E	21

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return				Since	Since	Since
Through June 30, 2021, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	10 Year Return	Inception [4]	Inception [5]	Inception [6]
Class N	49.43%	26.82%	18.63%	17.91%	N/A	N/A
Class A without load	49.39%	26.76%	18.57%	N/A	20.33%	N/A
Class A with 5.75% load	40.80%	25.27%	17.87%	N/A	19.72%	N/A
Class C	48.23%	25.81%	17.67%	N/A	19.41%	N/A
Class I	49.76%	27.08%	18.87%	N/A	N/A	19.28%
S&P 500 Total Return Index [2]	40.79%	17.65%	14.84%	12.13%	15.22%	14.98%
Russell Midcap Growth Index [3]	43.77%	20.52%	15.13%	13.40%	17.03%	16.51%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.43%, 2.18%, 1.38%, and 1.18% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3.	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

4.	Class N commenced operations on July 8, 2008.

5.	Class A and Class C commenced operations on October 28, 2009.

6.	Class I commenced operations on February 2, 2010.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E	22

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Software	24.0%
Medical Equipment & Devices	9.3%
Electric Equipment	9.0%
Semiconductors	7.8%
Biotech & Pharma	7.7%
Advertising & Marketing	5.9%
Commercial Support Services	4.2%
Electric Utilities	3.7%
Internet Media & Services	3.2%
Automotive	2.8%
Other / Cash & Cash Equivalents	22.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E	23

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return			Since
Through June 30, 2021, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	Inception [4]
Class N	10.34%	23.22%	21.87%
Class A without load	10.28%	23.14%	21.78%
Class A with 5.75% load	3.93%	21.69%	20.94%
Class C	9.45%	22.22%	20.88%
Class I	10.54%	23.47%	22.10%
S&P 500 Total Return Index [2]	40.79%	17.65%	16.22%
S&P Biotechnology Select Industry Index [3]	21.19%	20.36%	19.98%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.56%, 2.31%, 1.51% and 1.31% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3.	The S&P Biotechnology Select Industry Index is designed to measure the performance of narrow GICS® sub-industries and is comprised of stock in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry. Investors cannot invest directly in an index.

4.	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E	24

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Biotech & Pharma	82.3%
Medical Equipment & Devices	8.9%
Short-Term Investments	1.1%
Health Care Facilities & Services	1.0%
Other / Cash & Cash Equivalents	6.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E	25

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return				Since	Since
Through June 30, 2021, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	10 Year Return	Inception [4]	Inception [5]
Class N	0.48%	N/A	N/A	N/A	3.72%
Class A without load	0.45%	1.86%	2.33%	2.72%	N/A
Class A with 5.75% load	-5.33%	0.65%	1.73%	2.16%	N/A
Class C	-0.38%	N/A	N/A	N/A	2.88%
Class I	0.65%	1.92%	2.01%	2.32%	N/A
Bloomberg 1-5 Year Government/Credit Index [2]	0.40%	2.18%	1.98%	2.02%	3.96%
Bloomberg U.S. Intermediate Aggregate Bond Index [3]	0.04%	2.53%	2.74%	2.81%	4.82%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the advisor fee waiver. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 0.75% and 0.55% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2021. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver are 1.16%, 1.91%, 1.11% and 0.91% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Bloomberg 1-5 Year Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Investors cannot invest directly in an index.

3.	The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot invest directly in an index.

4.	Class A and Class I commenced operations on July 28, 2010.

5.	Class N and Class C commenced operations on December 14, 2018.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E	26

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Electric Utilities	15.4%
Banking	10.9%
Agency Fixed Rate	10.1%
Auto Loan	8.0%
Real Estate Investment Trusts	6.3%
Government Owned, No Guarantee	6.1%
Institutional Financial Services	5.7%
Retail - Discretionary	4.1%
Government Sponsored	4.0%
Insurance	3.9%
Other / Cash & Cash Equivalents	25.5%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E	27

A N N U A L R E P O R T	June 30, 2021
Eventide Multi- Asset Income Fund
Portfolio Review (Unaudited)	June 30, 2021

Average Annual Total Return			Since
Through June 30, 2021, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	Inception [5]
Class N	26.81%	9.86%	9.06%
Class A without load	26.84%	9.83%	9.02%
Class A with 5.75% load	19.59%	8.53%	7.94%
Class C	25.85%	8.98%	8.20%
Class I	27.12%	10.08%	9.28%
Russell Midcap Value Index [2]	53.06%	11.79%	10.25%
Bloomberg U.S. Intermediate Aggregate Bond Index [3]	0.04%	2.53%	2.83%
Multi-Asset Income Blended Index [4]	24.28%	7.57%	6.95%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.07%, 1.82%, 1.02% and 0.82% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2021. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver were 1.11%, 1.86%, 1.06% and 0.86% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Russell Midcap Value Index measures the performance of the mid-capitalization U.S. equities that exhibit value characteristics. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

3.	The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot invest directly in an index.

4.	The Multi-Asset Income Blended Index is comprised of 50% of the Russell Midcap Value Index and 50% of the Bloomberg U.S. Intermediate Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency. Investors cannot invest directly in an index.

5.	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E	28

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2021

Holdings by Industry	% of Net Assets
Electric Utilities	9.6%
Agency Fixed Rate	9.4%
Banking	8.2%
Medical Equipment & Devices	6.0%
Electric Equipment	5.9%
Semiconductors	4.7%
Software	4.4%
Automotive	3.8%
Home Construction	3.2%
Infrastructure REIT	3.0%
Other / Cash & Cash Equivalents	41.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E	29

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 6.6%
	AUTO LOAN — 4.7%
1,925,000	CarMax Auto Owner Trust 2020-4		1.3000	08/17/26	$1,951,204
1,000,000	CarMax Auto Owner Trust 2021-2		1.3400	02/16/27	1,001,578
700,000	GM Financial Consumer Automobile Receivables Trust 2021-2		1.2800	01/19/27	702,457
835,000	Tesla Auto Lease Trust 2021-A1		0.5600	03/20/25	837,013
1,150,000	World Omni Auto Receivables Trust 2019-B		3.0300	01/15/26	1,189,870
					5,682,122
	OTHER ABS — 1.9%
2,350,000	PFS Financing Corporation[1]		0.9700	02/15/26	2,367,879

	TOTAL ASSET BACKED SECURITIES (Cost $8,038,936)				8,050,001

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.9%
	ASSET MANAGEMENT — 2.0%
685,000	Charles Schwab Corporation (The)[2]	SOFRRATE + 0.520%	0.5400	05/13/26	688,672
1,650,000	Charles Schwab Corporation (The)[2]	H15T5Y + 3.168%	4.0000	06/01/69	1,724,250
					2,412,922
	AUTOMOTIVE — 2.5%
1,745,000	BorgWarner, Inc.		2.6500	07/01/27	1,852,930
1,100,000	Dana, Inc.		4.2500	09/01/30	1,133,000
					2,985,930
	BANKING — 9.0%
2,675,000	Bank of America Corporation[2]	US0003M + 0.870%	2.4560	10/22/25	2,801,090
1,625,000	First Horizon Corporation		4.0000	05/26/25	1,793,210
2,800,000	JPMorgan Chase & Company[2]	SOFRRATE + 0.600%	0.6530	09/16/24	2,802,556
2,350,000	National Bank of Canada[2]	H15T1Y + 0.400%	0.5500	11/15/24	2,342,060
1,150,000	Synovus Financial Corporation		3.1250	11/01/22	1,182,814
					10,921,730
	BIOTECH & PHARMA — 1.1%
1,050,000	Zoetis, Inc.		4.7000	02/01/43	1,355,264

See accompanying notes to financial statements.

E V E N T I D E	30

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.9% (Continued)
	COMMERCIAL SUPPORT SERVICES — 0.9%
1,100,000	Waste Management, Inc.		2.5000	11/15/50	$1,034,286

	ELECTRIC & GAS MARKETING & TRADING — 1.0%
1,200,000	Southern Power Company		0.9000	01/15/26	1,179,158

	ELECTRIC UTILITIES — 11.8%
1,125,000	AES Corporation (The)[1]		1.3750	01/15/26	1,114,968
1,875,000	Avangrid, Inc.		3.1500	12/01/24	2,006,959
690,000	DTE Electric Company		3.9500	03/01/49	837,429
1,320,000	Duke Energy Florida, LLC		2.5000	12/01/29	1,386,801
245,000	Georgia Power Company		3.2500	04/01/26	265,216
640,000	Interstate Power and Light Company		3.5000	09/30/49	694,917
1,125,000	MidAmerican Energy Company		4.2500	07/15/49	1,421,040
2,400,000	National Rural Utilities Cooperative Finance Corporation		1.3500	03/15/31	2,231,721
810,000	NextEra Energy Capital Holdings, Inc.[2]	SOFRRATE + 0.540%	0.5650	03/01/23	814,567
1,250,000	NextEra Energy Capital Holdings, Inc.[2]	US0003M + 2.409%	4.8000	12/01/77	1,406,493
1,000,000	Northern States Power Company		2.9000	03/01/50	1,026,003
1,100,000	TerraForm Power Operating, LLC[1]		5.0000	01/31/28	1,167,969
					14,374,083
	ELECTRICAL EQUIPMENT — 0.8%
1,000,000	Acuity Brands Lighting, Inc.		2.1500	12/15/30	993,790

	ENGINEERING & CONSTRUCTION — 2.8%
520,000	Installed Building Products, Inc.[1]		5.7500	02/01/28	549,281
875,000	MasTec, Inc.[1]		4.5000	08/15/28	922,976
1,900,000	Quanta Services, Inc. Class B		2.9000	10/01/30	1,974,743
					3,447,000
	FOOD — 1.1%
1,000,000	Conagra Brands, Inc.		5.4000	11/01/48	1,345,277

	HEALTH CARE FACILITIES & SERVICES — 0.7%
850,000	Molina Healthcare, Inc.[1]		4.3750	06/15/28	887,825

See accompanying notes to financial statements.

E V E N T I D E	31

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.9% (Continued)
	HOME CONSTRUCTION — 0.9%
1,100,000	Masco Corporation		1.5000	02/15/28	$1,075,776

	INSTITUTIONAL FINANCIAL SERVICES — 4.8%
1,400,000	Lazard Group, LLC		4.3750	03/11/29	1,593,549
2,800,000	Morgan Stanley[2]	SOFRRATE + 0.745%	0.8640	10/21/25	2,800,139
1,400,000	Nasdaq, Inc.		3.2500	04/28/50	1,408,029
					5,801,717
	INSURANCE — 4.3%
1,600,000	Aflac, Inc.		1.1250	03/15/26	1,605,108
1,225,000	Athene Holding Ltd.		3.5000	01/15/31	1,309,523
1,925,000	Pacific Life Global Funding II1		1.3750	04/14/26	1,930,733
325,000	Reinsurance Group of America, Inc.		3.9500	09/15/26	361,400
					5,206,764
	INTERNET MEDIA & SERVICES — 1.5%
1,663,000	VeriSign, Inc.		4.7500	07/15/27	1,766,938

	MACHINERY — 1.7%
2,000,000	Xylem, Inc./NY		1.9500	01/30/28	2,023,789

	REAL ESTATE INVESTMENT TRUSTS — 8.0%
1,450,000	Alexandria Real Estate Equities, Inc.		3.8000	04/15/26	1,618,568
250,000	Crown Castle International Corporation		3.6500	09/01/27	275,766
2,200,000	Equinix, Inc.		1.5500	03/15/28	2,166,757
500,000	HAT Holdings I, LLC / HAT Holdings II, LLC[1]		3.3750	06/15/26	504,375
1,515,000	Prologis, L.P.		1.2500	10/15/30	1,429,464
1,230,000	Public Storage[2]	SOFRRATE + 0.470%	0.4870	04/23/24	1,232,688
500,000	Sabra Health Care, L.P.		5.1250	08/15/26	563,057
1,875,000	Welltower, Inc.		2.7000	02/15/27	1,993,688
					9,784,363
	RETAIL - DISCRETIONARY — 0.9%
1,000,000	AutoZone, Inc.		3.7500	04/18/29	1,116,972

See accompanying notes to financial statements.

E V E N T I D E	32

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)	Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.9% (Continued)
	SEMICONDUCTORS — 2.1%
500,000	Amkor Technology, Inc.[1]	6.6250	09/15/27	$540,375
250,000	NVIDIA Corporation	3.5000	04/01/50	283,052
1,750,000	NXP BV / NXP Funding, LLC / NXP USA, Inc. B1	2.5000	05/11/31	1,776,346
				2,599,773
	TECHNOLOGY SERVICES — 2.2%
800,000	Verisk Analytics, Inc.	5.5000	06/15/45	1,078,496
1,625,000	Visa, Inc.	0.7500	08/15/27	1,578,206
				2,656,702
	WHOLESALE - CONSUMER STAPLES — 1.8%
2,125,000	Sysco Corporation	2.4000	02/15/30	2,165,377

	TOTAL CORPORATE BONDS (Cost $75,877,495)			75,135,436

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 1.5%
	MULTI-FAMILY HOUSING — 0.7%
250,000	Maine State Housing Authority	0.4000	11/15/24	249,233
500,000	New York City Housing Development Corporation	0.6500	11/01/25	495,683
100,000	New York State Housing Finance Agency	0.7000	11/01/25	99,560
				844,476
	SINGLE-FAMILY HOUSING — 0.8%
496,364	Minnesota Housing Finance Agency	1.5800	02/01/51	495,787
480,000	Texas Department of Housing & Community Affairs	0.5000	07/01/24	480,888
				976,675
	TOTAL MUNICIPAL BONDS (Cost $1,826,364)			1,821,151

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 1.5%
	SUPRANATIONAL — 1.5%
1,700,000	European Investment Bank	2.5000	10/15/24	1,808,565
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,817,518)			1,808,565

See accompanying notes to financial statements.

E V E N T I D E	33

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 25.4%
	AGENCY FIXED RATE — 20.0%
384,876	Fannie Mae Pool FM5377	4.0000	03/01/34	$409,387
1,360,071	Fannie Mae Pool MA4122	1.5000	09/01/35	1,378,227
1,825,010	Fannie Mae Pool MA4260	1.5000	02/01/36	1,849,958
1,540,520	Fannie Mae Pool BO9355	3.0000	03/01/50	1,611,868
1,258,381	Fannie Mae Pool BP5878	2.5000	06/01/50	1,304,361
2,032,643	Fannie Mae Pool MA4120	2.5000	09/01/50	2,106,311
1,788,618	Fannie Mae Pool FM4720	3.0000	10/01/50	1,895,259
1,581,042	Fannie Mae Pool MA4306	2.5000	04/01/51	1,638,343
1,080,451	Fannie Mae Pool MA4307	3.0000	04/01/51	1,134,143
2,009,167	Freddie Mac Pool QN5018	2.0000	01/01/36	2,082,367
1,327,000	Freddie Mac Pool SD8090	2.0000	09/01/50	1,342,952
1,202,035	Freddie Mac Pool SD8091	2.5000	09/01/50	1,245,836
1,887,191	Freddie Mac Pool SD8122	2.5000	01/01/51	1,955,588
2,098,020	Freddie Mac Pool SD8128	2.0000	02/01/51	2,123,289
2,212,672	Freddie Mac Pool SD8129	2.5000	02/01/51	2,292,864
				24,370,753
	GOVERNMENT OWNED, NO GUARANTEE — 1.0%
1,250,000	Federal Home Loan Mortgage Corporation	0.6500	10/27/25	1,239,880

	GOVERNMENT SPONSORED — 4.4%
1,000,000	Federal Farm Credit Banks Funding Corporation	0.4800	09/03/24	998,108
1,000,000	Federal Farm Credit Banks Funding Corporation	0.4000	10/15/24	994,774
1,600,000	Federal Farm Credit Banks Funding Corporation	0.4800	03/03/25	1,591,348
500,000	Federal Farm Credit Banks Funding Corporation	0.3900	07/14/25	493,473
1,250,000	Federal Farm Credit Banks Funding Corporation	0.8500	11/03/25	1,245,059
				5,322,762
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $31,234,433)			30,933,395

See accompanying notes to financial statements.

E V E N T I D E	34

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.5%
	MONEY MARKET FUND - 1.5%
1,852,502	First American Government Obligations Fund, Class U, 0.03% (Cost $1,852,502)[3]	$1,852,502

	TOTAL INVESTMENTS - 98.4% (Cost $120,647,248)	$119,601,050
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.6%	1,967,418
	NET ASSETS - 100.0%	$121,568,468

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

1.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 12,599,740 or 10.4% of net assets.

2.	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

3.	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

E V E N T I D E	35

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.2%
	APPAREL & TEXTILE PRODUCTS - 1.5%
60,100	VF Corporation	$4,930,604

	AUTOMOTIVE - 2.0%
72,900	Magna International, Inc.	6,753,456

	BANKING - 10.4%
456,400	First Horizon Corporation	7,886,592
59,200	First Republic Bank	11,080,464
62,700	Live Oak Bancshares, Inc.	3,699,300
22,000	Signature Bank	5,404,300
140,600	Synovus Financial Corporation	6,169,528
		34,240,184
	BIOTECH & PHARMA - 1.5%
26,700	Zoetis, Inc.	4,975,812

	CHEMICALS - 1.0%
12,000	Sherwin-Williams Company (The)	3,269,400

	COMMERCIAL SUPPORT SERVICES - 2.4%
21,100	Cintas Corporation	8,060,200

	DATA CENTER REIT - 2.4%
9,700	Equinix, Inc.	7,785,220

	DIVERSIFIED INDUSTRIALS - 2.0%
100,000	Pentair plc	6,749,000

	ELECTRIC UTILITIES - 5.1%
81,200	Brookfield Renewable Corporation	3,405,528
154,200	Clearway Energy, Inc.	4,083,216
120,100	NextEra Energy Partners, L.P.	9,170,836
		16,659,580
	ELECTRICAL EQUIPMENT - 9.0%
12,800	Generac Holdings, Inc.[1]	5,313,920

See accompanying notes to financial statements.

E V E N T I D E	36

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.2% (Continued)
	ELECTRICAL EQUIPMENT - 9.0% (Continued)
303,100	nVent Electric plc	$9,468,844
11,700	Roper Technologies, Inc.	5,501,340
52,800	Trane Technologies PLC	9,722,593
		30,006,697
	GAS & WATER UTILITIES - 1.7%
36,600	American Water Works Company, Inc.	5,641,158

	HOME CONSTRUCTION - 4.0%
93,693	DR Horton, Inc.	8,467,036
115,500	KB Home	4,703,160
		13,170,196
	INDUSTRIAL REIT - 2.5%
71,600	Prologis, Inc.	8,558,348

	INFRASTRUCTURE REIT - 4.8%
41,700	Crown Castle International Corporation	8,135,670
23,800	SBA Communications Corporation	7,585,060
		15,720,730
	INSTITUTIONAL FINANCIAL SERVICES - 1.7%
31,900	Nasdaq, Inc.	5,608,020

	MACHINERY - 2.1%
31,200	IDEX Corporation	6,865,560

	MEDICAL EQUIPMENT & DEVICES - 7.4%
89,100	Agilent Technologies, Inc.	13,169,871
54,300	STERIS plc	11,202,090
		24,371,961
	OFFICE REIT - 1.5%
26,800	Alexandria Real Estate Equities, Inc.	4,875,992

	RESIDENTIAL REIT - 1.6%
70,700	Equity LifeStyle Properties, Inc.	5,253,717

See accompanying notes to financial statements.

E V E N T I D E	37

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.2% (Continued)
	SEMICONDUCTORS - 6.6%
81,100	Entegris, Inc.	$9,972,867
20,100	KLA Corporation	6,516,621
11,900	NXP Semiconductors N.V.	2,448,068
15,000	Skyworks Solutions, Inc.	2,876,250
		21,813,806
	SOFTWARE - 3.8%
82,100	Dynatrace, Inc.1	4,796,282
28,700	Synopsys, Inc.1	7,915,173
		12,711,455
	SPECIALTY REIT - 0.7%
40,200	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,257,230

	TECHNOLOGY HARDWARE - 1.5%
34,200	Garmin Ltd.	4,946,688

	TECHNOLOGY SERVICES - 2.9%
19,600	Jack Henry & Associates, Inc.	3,204,796
6,500	MSCI, Inc.	3,465,020
17,000	Verisk Analytics, Inc.	2,970,240
		9,640,056
	TRANSPORTATION & LOGISTICS - 3.6%
46,200	Old Dominion Freight Line, Inc.	11,725,560

	WHOLESALE - CONSUMER STAPLES - 1.4%
59,400	Sysco Corporation	4,618,350

	WHOLESALE - DISCRETIONARY - 2.1%
14,800	Pool Corporation	6,788,167

	TOTAL COMMON STOCKS (Cost $235,046,507)	287,997,147

See accompanying notes to financial statements.

E V E N T I D E	38

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 5.7%
	AUTOMOTIVE - 3.0%
55,500	Aptiv plc	5.5000	06/15/23	$9,845,700

	ELECTRIC UTILITIES - 2.7%
53,100	AES Corporation (The)[2]	6.8750	02/15/24	5,711,967
64,150	Algonquin Power & Utilities Corporation[2]	7.7500	06/15/24	3,185,554
				8,897,521

	TOTAL PREFERRED STOCKS (Cost $16,610,516)			18,743,221

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 3.2%
	MEDICAL EQUIPMENT & DEVICES — 1.4%
3,815,000	Exact Sciences Corporation	0.3750	03/01/28	4,735,369

	SOFTWARE — 1.8%
3,945,000	Palo Alto Networks, Inc.	0.7500	07/01/23	5,759,700

	TOTAL CONVERTIBLE BONDS (Cost $10,007,159)			10,495,069

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BOND — 0.3%
	ASSET MANAGEMENT — 0.3%
1,100,000	Calvert Impact Capital, Inc.[2]	0.5000	11/15/21	1,100,000

	TOTAL CORPORATE BOND (Cost $1,100,000)			1,100,000

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.0%
	MONEY MARKET FUNDS - 2.0%
102,531	Fidelity Government Portfolio, Institutional Class, 0.01%[3]	102,531
6,623,583	First American Government Obligations Fund, Class U, 0.03%[3]	6,623,583
	TOTAL MONEY MARKET FUNDS (Cost $6,726,114)	6,726,114

See accompanying notes to financial statements.

E V E N T I D E	39

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.0% (Continued)
	MONEY MARKET FUNDS - 2.0% (Continued)
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,726,114)	$6,726,114

	TOTAL INVESTMENTS - 98.4% (Cost $269,490,296)	$325,061,551
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.6%	5,133,726
	NET ASSETS - 100.0%	$330,195,277

LP	- Limited Partnership

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

1.	Non-income producing security.

2.	Illiquid security. The total fair value of these securities as of June 30, 2021 was $9,997,521, representing 3.03% of net assets.

3.	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

E V E N T I D E	40

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.2%
	ADVERTISING & MARKETING - 8.7%
66,430	Trade Desk, Inc. (The), Class A1	$5,139,025
104,351	ZoomInfo Technologies, Inc.[1]	5,443,991
		10,583,016
	BIOTECH & PHARMA - 2.1%
77,364	TransMedics Group, Inc.[1]	2,566,938

	E-COMMERCE DISCRETIONARY - 2.5%
9,562	Wayfair, Inc., Class A1	3,018,819

	FOOD - 1.0%
58,232	Vital Farms, Inc. [1]	1,162,311

	INDUSTRIAL INTERMEDIATE PRODUCTS - 1.1%
15,000	Xometry, Inc.[1]	1,310,850

	INTERNET MEDIA & SERVICES - 9.4%
31,962	Fiverr International Ltd.[1]	7,750,465
92,366	MediaAlpha, Inc.[1]	3,888,609
		11,639,074
	REAL ESTATE SERVICES - 1.3%
123,031	Compass, Inc.[1]	1,616,627

	RENEWABLE ENERGY - 4.4%
151,460	Shoals Technologies Group, Inc.[1]	5,376,830

	SEMICONDUCTORS - 18.0%
42,499	Entegris, Inc.	5,226,102
6,198	KLA Corporation	2,009,454
3,446	Lam Research Corporation	2,242,312
58,447	Lattice Semiconductor Corporation[1]	3,283,553
8,959	Monolithic Power Systems, Inc.	3,345,739
19,137	Silicon Laboratories, Inc.[1]	2,932,745
15,647	Skyworks Solutions, Inc.	3,000,312
		22,040,217

See accompanying notes to financial statements.

E V E N T I D E	41

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares				Fair Value
	COMMON STOCKS — 96.2% (Continued)
	SOFTWARE - 42.4%
15,285	Crowdstrike Holdings, Inc., Class A1			$3,841,273
31,104	Datadog, Inc.[1]			3,237,304
4,819	DocuSign, Inc.[1]			1,347,248
103,267	Dynatrace, Inc.[1]			6,032,858
29,515	Five9, Inc.[1]			5,412,756
4,404	HubSpot, Inc.[1]			2,566,299
3,355	MongoDB, Inc.[1]			1,212,900
50,500	nCino, Inc.[1]			3,025,960
57,357	Outset Medical, Inc.[1]			2,866,703
7,500	Palo Alto Networks, Inc.[1]			2,782,875
14,608	RingCentral, Inc., Class A1			4,244,793
62,131	Smartsheet, Inc., Class A1			4,493,314
50,977	Sprout Social, Inc.[1]			4,558,363
12,057	Synopsys, Inc.[1]			3,325,200
7,490	Twilio, Inc., Class A1			2,952,258
				51,900,104
	TECHNOLOGY HARDWARE - 1.8%
38,175	Ciena Corporation[1]			2,171,776

	TECHNOLOGY SERVICES - 3.5%
46,160	Shift4 Payments, Inc.[1]			4,326,115

	TOTAL COMMON STOCKS (Cost $92,765,604)			117,712,677

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BOND — 0.3%
	ASSET MANAGEMENT — 0.3%
318,000	Calvert Impact Capital, Inc.[2]	0.5000	11/15/21	318,000
	TOTAL CORPORATE BOND (Cost $318,000)			318,000

See accompanying notes to financial statements.

E V E N T I D E	42

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares						Fair Value
	SHORT-TERM INVESTMENTS — 1.9%
	MONEY MARKET FUNDS - 1.9%
300,004	Fidelity Government Portfolio, Institutional Class, 0.01%[3]					$300,004
2,031,502	First American Government Obligations Fund, Class U, 0.03%[3]					2,031,502
	TOTAL MONEY MARKET FUNDS (Cost $2,331,506)					2,331,506

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,331,506)					2,331,506

			Expiration
Contracts[4]		Counterparty	Date	Exercise Price	Notional Value	Fair Value

	EQUITY OPTIONS PURCHASED - 0.1%[1]
	CALL OPTIONS PURCHASED - 0.1%
110	Alteryx, Inc.	IB	01/21/2022	$100	$946,220	$83,050
	TOTAL CALL OPTIONS PURCHASED (Cost - $55,078)

	PUT OPTIONS PURCHASED - 0.0%[5]
60	Lemonade, Inc.	IB	01/21/2022	$80	$656,460	47,100
	TOTAL PUT OPTIONS PURCHASED (Cost - $83,226)

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $138,304)					130,150

	TOTAL INVESTMENTS - 98.5% (Cost $95,553,414)					$120,492,333
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.5%					1,785,960
	NET ASSETS - 100.0%					$122,278,293

IB	- Interactive Brokers

LTD	- Limited Company

1.	Non-income producing security.

2.	Illiquid security. The total fair value of these securities as of June 30, 2021 was $318,000, representing 0.26% of net assets.

3.	Rate disclosed is the seven day effective yield as of June 30, 2021.

4.	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

5.	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

E V E N T I D E	43

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.2%
	ADVERTISING & MARKETING - 5.9%
2,690,000	Trade Desk, Inc. (The), Class A1	$208,098,400
1,838,000	ZoomInfo Technologies, Inc.[1]	95,888,460
		303,986,860
	ASSET MANAGEMENT - 0.0%[2]
590,602	Entasis Therapeutics Holdings, Inc.[1]	1,576,907

	AUTOMOTIVE - 2.8%
537,000	Aptiv plc	84,486,210
718,000	Magna International, Inc.	66,515,520
		151,001,730
	BIOTECH & PHARMA - 7.4%
119,000	Argenx S.E. - ADR[1]	35,827,330
1,123,000	Ascendis Pharma A/S - ADR[1]	147,730,650
765,000	Biohaven Pharmaceutical Holding Company Ltd.[1]	74,266,199
1,344,376	Collegium Pharmaceutical, Inc.[1]	31,781,049
618,646	Essa Pharma, Inc.[1]	17,674,722
600,000	Phathom Pharmaceuticals, Inc.[1]	20,310,000
1,550,892	Pliant Therapeutics, Inc.[1]	45,161,975
907,378	Praxis Precision Medicines, Inc.[1]	16,586,870
		389,338,795
	COMMERCIAL SUPPORT SERVICES - 4.2%
262,000	Cintas Corporation	100,084,000
727,500	Rollins, Inc.	24,880,500
804,000	Waste Connections, Inc.	96,021,720
		220,986,220
	E-COMMERCE DISCRETIONARY - 2.0%
324,000	Wayfair, Inc., Class A1	102,290,040

	ELECTRIC UTILITIES - 3.7%
775,019	Brookfield Renewable Corporation	32,504,297
1,236,000	Brookfield Renewable Partners, L.P.	47,672,520
1,000,000	Clearway Energy, Inc.	26,480,000
1,135,000	NextEra Energy Partners, L.P.	86,668,600
		193,325,417

See accompanying notes to financial statements.

E V E N T I D E	44

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.2% (Continued)
	ELECTRICAL EQUIPMENT - 9.0%
359,000	Cognex Corporation	$30,173,950
303,000	Generac Holdings, Inc.[1]	125,790,450
95,000	Lennox International, Inc.	33,326,000
280,000	Novanta, Inc.[1]	37,732,800
293,000	Roper Technologies, Inc.	137,768,600
538,000	Trane Technologies plc	99,067,320
		463,859,120
	FOOD - 1.6%
152,593	Beyond Meat, Inc.[1]	24,031,872
2,950,000	Vital Farms, Inc. [1,3]	58,882,000
		82,913,872
	FORESTRY, PAPER & WOOD PRODUCTS - 1.7%
882,000	Trex Company, Inc.[1]	90,149,220

	HOME CONSTRUCTION - 1.6%
902,000	DR Horton, Inc.	81,513,740

	INFRASTRUCTURE REIT - 0.9%
235,000	Crown Castle International Corporation	45,848,500

	INTERNET MEDIA & SERVICES - 3.2%
508,000	Fiverr International Ltd.[1]	123,184,920
1,098,246	MediaAlpha, Inc.[1]	46,236,157
		169,421,077
	LEISURE PRODUCTS - 1.2%
690,000	YETI Holdings, Inc.[1]	63,355,800

	MEDICAL EQUIPMENT & DEVICES - 8.8%
1,037,000	Exact Sciences Corporation[1]	128,909,470
240,000	IDEXX Laboratories, Inc.[1]	151,572,000
25,000	Intuitive Surgical, Inc.[1]	22,991,000
112,000	Mettler-Toledo International, Inc.[1]	155,158,080
		458,630,550

See accompanying notes to financial statements.

E V E N T I D E	45

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.2% (Continued)
	REAL ESTATE SERVICES - 0.5%
1,899,000	Compass, Inc.[1]	$24,952,860

	RENEWABLE ENERGY - 0.9%
1,296,000	Shoals Technologies Group, Inc.[1]	46,008,000

	RETAIL - DISCRETIONARY - 1.8%
489,000	Lowe’s Companies, Inc.	94,851,330

	SEMICONDUCTORS - 7.8%
172,000	ASML Holding N.V. - ADR	118,824,480
492,000	Entegris, Inc.	60,501,240
201,000	Lam Research Corporation	130,790,700
68,500	Monolithic Power Systems, Inc.	25,581,325
117,400	Skyworks Solutions, Inc.	22,511,450
410,000	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	49,265,600
		407,474,795
	SOFTWARE - 24.0%
876,000	Crowdstrike Holdings, Inc., Class A1	220,147,560
454,000	Datadog, Inc.[1]	47,252,320
2,544,941	Dynatrace, Inc.[1]	148,675,453
1,151,000	Five9, Inc.[1]	211,081,890
233,533	HubSpot, Inc.[1]	136,084,350
86,000	MongoDB, Inc.[1]	31,090,720
612,000	nCino, Inc.[1]	36,671,040
141,837	Palo Alto Networks, Inc.[1]	52,628,619
288,000	RingCentral, Inc., Class A1	83,687,040
634,000	Smartsheet, Inc., Class A1	45,850,880
960,943	Sprout Social, Inc.[1]	85,927,523
386,000	Twilio, Inc., Class A1	152,145,760
		1,251,243,155
	SPECIALTY REIT - 0.7%
635,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	35,655,250

See accompanying notes to financial statements.

E V E N T I D E	46

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 95.2% (Continued)
	TECHNOLOGY HARDWARE - 0.3%
267,000	Ciena Corporation[1]	$15,189,630

	TECHNOLOGY SERVICES - 0.7%
196,000	Verisk Analytics, Inc.	34,245,120

	TRANSPORTATION & LOGISTICS - 2.4%
378,000	Old Dominion Freight Line, Inc.	95,936,400
220,000	XPO Logistics, Inc.[1]	30,775,800
		126,712,200
	WHOLESALE - DISCRETIONARY - 2.1%
237,000	Pool Corporation	108,702,420

	TOTAL COMMON STOCKS (Cost $2,359,026,867)	4,963,232,608

Shares		Fair Value
	CONTINGENT VALUE RIGHTS — 0.1%
	BIOTECH & PHARMA - 0.1%
3,982,940	Peloton Therapeutics, Inc. - CVR[1,4,5,6,7]	3,957,051

	TOTAL CONTINGENT VALUE RIGHTS (Cost $–)	3,957,051

Shares		Fair Value
	PRIVATE INVESTMENTS — 0.7%
	BIOTECH & PHARMA - 0.2%
659,330	Praxis Precision Medicines, Inc. Series C1 1,4,5	11,452,562

	MEDICAL EQUIPMENT & DEVICES - 0.5%
179,406	Beta Bionic Series B/B2[1,4,5,6,7]	27,269,712

	TOTAL PRIVATE INVESTMENTS (Cost $35,400,033)	38,722,274

See accompanying notes to financial statements.

E V E N T I D E	47

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 1.1%
	ASSET MANAGEMENT — 1.1%
27,570,000	Calvert Impact Capital, Inc.[4]	0.5000	11/15/21	$27,570,000
15,000,000	Calvert Impact Capital, Inc.[4]	1.7500	11/15/21	15,000,000
15,000,000	Calvert Impact Capital, Inc.[4]	1.0000	11/15/22	15,000,000
	TOTAL CORPORATE BONDS (Cost $57,570,000)			57,570,000

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 0.2%
	MONEY MARKET FUND - 0.2%
10,799,009	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $10,799,009)[8]			10,799,009

	TOTAL INVESTMENTS - 97.3% (Cost $2,462,795,909)			$5,074,280,942
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.7%			138,881,978
	NET ASSETS - 100.0%			$5,213,162,920

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

CVR	- Contingent Value Rights

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

1.	Non-income producing security.

2.	Percentage rounds to less than 0.1%.

3.	Affiliated Company – Eventide Gilead Fund holds in excess of 5% of outstanding voting securities of this security.

4.	Illiquid security. The total fair value of these securities as of June 30, 2021 was $100,249,325, representing 1.92% of net assets.

5.	Restricted security. See Note 6 for additional details.

6.	The value of this security has been determined in good faith under policies of the Board of Trustees.

7.	Private investment.

8.	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

E V E N T I D E	48

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Fair Value
	UNFUNDED COMMITMENT — (0.0)%[1]
	ASSET MANAGEMENT — (0.0)%[1]
700,000	Montes Archimedes Acquisition Corporation[2,3,4]	$(77,000)
	UNFUNDED COMMITMENT (Cost $0)	(77,000)

	COMMON STOCKS — 81.6%
	BIOTECH & PHARMA - 72.6%
1,137,092	89bio, Inc. [2,5]	21,263,620
1,311,990	ADC Therapeutics S.A.[2]	31,946,957
401,000	Allakos, Inc.[2]	34,233,370
439,950	ALX Oncology Holdings, Inc.[2]	24,056,466
1,611,055	Annexon, Inc.[2]	36,264,848
2,299,000	Aptose Biosciences, Inc.[2]	7,632,680
214,000	Argenx S.E. – ADR[2]	64,428,980
575,648	Ascendis Pharma A/S – ADR[2]	75,726,494
1,163,471	Bicycle Therapeutics plc – ADR[2]	35,322,980
1,225,797	Biohaven Pharmaceutical Holding Company Ltd.[2]	119,000,372
461,712	Blueprint Medicines Corporation[2]	40,612,188
534,000	Bolt Biotherapeutics, Inc.[2]	8,255,640
712,197	Bridgebio Pharma, Inc.[2]	43,415,529
3,575,834	Cardiff Oncology, Inc. [2,5]	23,779,296
2,108,908	Celldex Therapeutics, Inc. [2,5]	70,521,884
1,403,000	ChemoCentryx, Inc.[2]	18,786,170
1,285,217	Collegium Pharmaceutical, Inc.[2]	30,382,530
719,000	Cullinan Oncology, Inc.[2]	18,514,250
400,000	Design Therapeutics, Inc.[2]	7,956,000
1,786,522	Essa Pharma, Inc.[2]	51,040,942
1,257,352	Freeline Therapeutics Holdings plc Series C – ADR[2]	10,247,419
3,370,994	Immunovant, Inc.[2]	35,631,407
665,681	KalVista Pharmaceuticals, Inc.[2]	15,949,717
748,000	Karuna Therapeutics, Inc.[2]	85,264,520
427,414	Keros Therapeutics, Inc.[2]	18,152,273
704,000	Kura Oncology, Inc.[2]	14,678,400
129,471	Mirati Therapeutics, Inc.[2]	20,913,451
235,000	Neurocrine Biosciences, Inc.[2]	22,870,200
1,200,000	Nurix Therapeutics, Inc.[2]	31,836,000

See accompanying notes to financial statements.

E V E N T I D E	49

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 81.6% (Continued)
	BIOTECH & PHARMA - 72.6% (Continued)
876,948	ORIC Pharmaceuticals, Inc.[2]	$15,513,210
541,563	Pharvaris BV2	9,840,200
921,000	Pliant Therapeutics, Inc.[2]	26,819,520
1,231,351	Praxis Precision Medicines, Inc.[2]	22,509,096
1,250,000	Prometheus Biosciences, Inc.[2]	30,700,000
371,384	Silverback Therapeutics, Inc.[2]	11,472,052
2,370,975	Sutro Biopharma, Inc.[2,5]	44,076,425
702,348	Syndax Pharmaceuticals, Inc.[2]	12,059,315
850,000	Talaris Therapeutics, Inc.[2]	12,486,500
9,510,000	Trillium Therapeutics, Inc. [2,5]	92,247,000
578,000	Turning Point Therapeutics, Inc.[2]	45,095,560
1,125,000	VectivBio Holding A.G.[2]	13,117,500
506,000	Xencor, Inc.[2]	17,451,940
1,490,000	Xenon Pharmaceuticals, Inc.[2]	27,743,800
420,400	Zentalis Pharmaceuticals, Inc.[2]	22,365,280
3,200,728	Zymeworks, Inc.[2,5]	111,033,253
		1,533,215,234
	HEALTH CARE FACILITIES & SERVICES - 1.0%
870,000	Sotera Health Company[2]	21,080,100

	MEDICAL EQUIPMENT & DEVICES - 8.0%
333,283	908 Devices, Inc.[2]	12,914,716
1,365,000	Butterfly Network, Inc.[2]	19,765,200
703,000	Exact Sciences Corporation[2]	87,389,930
119,000	Repligen Corporation[2]	23,754,780
651,000	Veracyte, Inc.[2]	26,026,980
		169,851,606

	TOTAL COMMON STOCKS (Cost $1,311,526,711)	1,724,146,940

See accompanying notes to financial statements.

E V E N T I D E	50

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	CONTINGENT VALUE RIGHTS — 0.1%
	BIOTECH & PHARMA - 0.1%
1,528,871	Peloton Therapeutics, Inc. – CVR[2,3,4,6,7]	$1,518,933

	TOTAL CONTINGENT VALUE RIGHTS (Cost $–)	1,518,933

Shares		Fair Value
	PRIVATE INVESTMENTS — 10.5%
	BIOTECH & PHARMA - 9.6%
798,111	Annexon, Inc. Series D2, 3, 4, 5	17,067,205
4,643,043	Arch Oncology, Inc. Series C1[2,3,4,6,7]	5,654,762
295,276	BioSplice Therapeutics[2,3,4,6,7]	14,250,020
5,000,000	Casma Therapeutics, Inc. Series[2,3,4,5,6,7]	3,562,500
5,000,000	Casma Therapeutics, Inc. Series B2[2,3,4,5,6,7]	3,562,500
721,145	Cullinan Oncology, LLC Series C2, 3, 4	17,641,010
2,570,925	DiCE Molecules Series C2, 3, 4, 6, 7	6,333,332
1,097,561	Flare Therapeutics, Inc. Series A2, 3, 4, 6, 7	1,042,683
1,228,304	Freeline Therapeutics Ltd. Series C2, 3, 4, 5	9,510,144
5,000,000	Goldfinch Biopharma, Inc. Series A2, 3, 4, 5, 6, 7	5,600,000
8,474,576	Goldfinch Biopharma, Inc. Series B2, 3, 4, 5, 6, 7	9,491,525
763,319	Kojin Therapeutics, Inc. Series A-1[2,3,4,6,7]	1,424,998
988,994	Praxis Precision Medicines, Inc. Series C1[2,3,4,5]	17,178,826
1,017,770	Prometheus Biosciences, Inc. Series D2, 3, 4, 5	23,746,610
1,446,262	Prometheus Biosciences, Inc. Series D1[2,3,4,5]	33,744,184
1,017,770	Prometheus Laboratories, Inc.[2,3,4,5,6,7]	667,148
711,092	Talaris Therapeutics, Inc. Series B2, 3, 4	9,923,644
3,660,670	Turnstone Biologics Inc. Series D2, 3, 4, 6, 7	9,499,999
1,216,427	VectivBio A.G. Series A-2[2,3,4,5]	13,474,362
		203,375,452
	MEDICAL EQUIPMENT & DEVICES - 0.9%
122,828	Beta Bionic Series B/B22, 3, 4. 6, 7	18,669,856

	TOTAL PRIVATE INVESTMENTS (Cost $163,495,066)	222,045,308

See accompanying notes to financial statements.

E V E N T I D E	51

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.1%
	MONEY MARKET FUNDS - 1.1%
3,117,003	Fidelity Government Portfolio, Institutional Class, 0.01%[8]	$3,117,003
19,240,012	First American Government Obligations Fund, Class U, 0.03%[8]	19,240,012

	TOTAL MONEY MARKET FUNDS (Cost $22,357,015)	22,357,015

	TOTAL SHORT-TERM INVESTMENTS (Cost $22,357,015)	22,357,015

	TOTAL INVESTMENTS - 93.3% (Cost $1,497,378,792)	$1,969,991,196
	OTHER ASSETS IN EXCESS OF LIABILITIES- 6.7%	142,601,951
	NET ASSETS - 100.0%	$2,112,593,147

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

CVR	- Contingent Value Rights

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

S.A.	- Société Anonyme

1.	Percentage rounds to less than 0.1%

2.	Non-income producing security.

3.	Illiquid security. The total fair value of these securities as of June 30, 2021 was $223,487,241, representing 10.58% of net assets.

4.	Restricted security.

5.	Affiliated Company – Eventide Healthcare & Life Sciences Fund holds in excess of 5% of outstanding voting securities of this security.

6.	The value of this security has been determined in good faith under policies of the Board of Trustees.

7.	Private investment.

8.	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

E V E N T I D E	52

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 9.6%
	AUTO LOAN — 8.0%
2,350,000	CarMax Auto Owner Trust 2020-4	1.3000	08/17/26	$2,381,990
1,000,000	CarMax Auto Owner Trust 2021-2	1.3400	02/16/27	1,001,578
1,500,000	CarMax Auto Owner Trust 2021-2 Series 21-2 D	1.5500	10/15/27	1,501,895
2,750,000	GM Financial Consumer Automobile Receivables Trust 2021-2	0.5100	04/16/26	2,754,965
1,000,000	Tesla Auto Lease Trust 2021-A1	1.1800	03/20/25	1,001,775
2,835,000	Toyota Auto Receivables Owner Trust 2021-B	0.2600	11/17/25	2,829,380
3,000,000	World Omni Auto Receivables Trust 2019-B	3.0300	01/15/26	3,104,010
				14,575,593
	OTHER ABS — 1.6%
2,950,000	PFS Financing Corporation[1]	0.9700	02/15/26	2,972,443

	TOTAL ASSET BACKED SECURITIES (Cost $17,540,950)			17,548,036

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
	CMBS — 0.0%[2]
53,641	Freddie Mac Multifamily Structured Pass Through Certificates Series K-023 Class A-1	1.5830	04/25/22	53,911

	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
212,959	Fannie Mae REMICS	3.0000	08/25/36	218,912
250,000	Fannie Mae REMICS	3.0000	12/25/40	260,120
106,294	Fannie Mae REMICS	3.0000	10/25/42	111,490
				590,522
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $619,291)			644,433

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.4%
	ASSET MANAGEMENT — 1.9%
3,475,000	Charles Schwab Corporation (The)[3]	SOFRRATE + 0.520%	0.5400	05/13/26	3,493,629

See accompanying notes to financial statements.

E V E N T I D E	53

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.4% (Continued)
	BANKING — 10.9%
3,550,000	Bank of America Corporation[3]	US0003M + 0.870%	2.4560	10/22/25	$3,717,335
3,300,000	First Horizon Corporation		3.5500	05/26/23	3,473,313
3,725,000	JPMorgan Chase & Company[3]	SOFRRATE + 0.600%	0.6530	09/16/24	3,728,402
3,500,000	National Bank of Canada[3]	H15T1Y + 0.400%	0.5500	11/15/24	3,488,175
2,700,000	Regions Financial Corporation		2.2500	05/18/25	2,815,043
2,476,000	Synovus Financial Corporation		3.1250	11/01/22	2,546,649
					19,768,917
	BIOTECH & PHARMA — 1.7%
2,900,000	Zoetis, Inc.		3.2500	02/01/23	3,012,394

	ELECTRIC & GAS MARKETING & TRADING — 0.3%
600,000	Southern Power Company		0.9000	01/15/26	589,579

	ELECTRIC UTILITIES — 15.4%
1,050,000	AES Corporation (The)[1]		1.3750	01/15/26	1,040,637
3,200,000	Avangrid, Inc.		3.1500	12/01/24	3,425,209
1,990,000	CenterPoint Energy, Inc.[3]	SOFRRATE + 0.650%	0.6700	05/13/24	1,999,293
2,750,000	CMS Energy Corporation		3.8750	03/01/24	2,951,172
1,025,000	Georgia Power Company		3.2500	04/01/26	1,109,576
1,000,000	MidAmerican Energy Company		3.1000	05/01/27	1,094,969
2,700,000	National Rural Utilities Cooperative Finance		3.4000	11/15/23	2,869,257
800,000	NextEra Energy Capital Holdings, Inc.[3]	SOFRRATE + 0.540%	0.5650	03/01/23	804,510
2,250,000	NextEra Energy Capital Holdings, Inc.		3.1500	04/01/24	2,393,252
2,500,000	OGE Energy Corporation		0.7030	05/26/23	2,498,968
2,765,000	PPL Electric Utilities Corporation[3]	SOFRRATE + 0.330%	0.3800	06/24/24	2,767,240
1,700,000	TerraForm Power Operating, LLC[1]		4.2500	01/31/23	1,746,997
3,400,000	WEC Energy Group, Inc.		0.5500	09/15/23	3,400,135
					28,101,215
	ELECTRICAL EQUIPMENT — 2.5%
1,100,000	Lennox International, Inc.		1.3500	08/01/25	1,108,452
3,250,000	Roper Technologies, Inc.		3.6500	09/15/23	3,469,318
					4,577,770

See accompanying notes to financial statements.

E V E N T I D E	54

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.4% (Continued)
	ENGINEERING & CONSTRUCTION — 1.4%
1,525,000	Installed Building Products, Inc.[1]		5.7500	02/01/28	$1,610,872
850,000	MasTec, Inc.[1]		4.5000	08/15/28	896,606
					2,507,478
	FOOD — 1.8%
2,875,000	Conagra Brands, Inc.		4.6000	11/01/25	3,280,159

	HOME CONSTRUCTION — 1.6%
2,000,000	Fortune Brands Home & Security, Inc.		4.0000	09/21/23	2,141,499
740,000	Meritage Homes Corporation		6.0000	06/01/25	846,238
					2,987,737
	INSTITUTIONAL FINANCIAL SERVICES — 5.7%
3,025,000	Lazard Group, LLC		3.7500	02/13/25	3,305,521
3,725,000	Morgan Stanley[3]	SOFRRATE + 0.745%	0.8640	10/21/25	3,725,187
3,100,000	Nasdaq, Inc.		4.2500	06/01/24	3,392,480
					10,423,188
	INSURANCE — 3.9%
1,800,000	Aflac, Inc.		1.1250	03/15/26	1,805,746
2,875,000	Brown & Brown, Inc.		4.2000	09/15/24	3,154,036
1,425,000	Pacific Life Global Funding II1		1.3750	04/14/26	1,429,244
750,000	Primerica, Inc.		4.7500	07/15/22	781,489
					7,170,515
	INTERNET MEDIA & SERVICES — 1.7%
925,000	VeriSign, Inc.		5.2500	04/01/25	1,051,670
1,900,000	VeriSign, Inc.		4.7500	07/15/27	2,018,750
					3,070,420
	MACHINERY — 0.6%
1,000,000	Xylem, Inc./NY		4.8750	10/01/21	1,010,998

	REAL ESTATE INVESTMENT TRUSTS — 6.3%
775,000	Alexandria Real Estate Equities, Inc.		3.8000	04/15/26	865,097
3,000,000	American Tower Corporation		3.3750	05/15/24	3,211,049
3,350,000	Equinix, Inc.		1.0000	09/15/25	3,329,866
500,000	HAT Holdings I, LLC / HAT Holdings II, LLC[1]		3.3750	06/15/26	504,375

See accompanying notes to financial statements.

E V E N T I D E	55

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 61.4% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 6.3% (Continued)
1,000,000	Highwoods Realty, L.P.		3.6250	01/15/23	$1,034,056
2,550,000	Public Storage[3]	SOFRRATE + 0.470%	0.4870	04/23/24	2,555,572
					11,500,015
	RETAIL - DISCRETIONARY — 4.1%
2,200,000	AutoZone, Inc.		2.8750	01/15/23	2,267,385
500,000	AutoZone, Inc.		3.2500	04/15/25	538,216
2,750,000	O’Reilly Automotive, Inc.		3.8500	06/15/23	2,908,935
1,600,000	Penske Automotive Group, Inc.		3.5000	09/01/25	1,662,440
					7,376,976
	SEMICONDUCTORS — 0.3%
574,000	Lam Research Corporation		3.8000	03/15/25	633,095

	TECHNOLOGY SERVICES — 1.1%
1,325,000	Verisk Analytics, Inc.		4.0000	06/15/25	1,467,483
500,000	Visa, Inc.		0.7500	08/15/27	485,602
					1,953,085
	TRANSPORTATION & LOGISTICS — 0.2%
400,000	JB Hunt Transport Services, Inc.		3.3000	08/15/22	410,540

	TOTAL CORPORATE BONDS (Cost $111,522,955)				111,867,710

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 2.4%
	MULTI-FAMILY HOUSING — 0.6%
250,000	Maine State Housing Authority		0.3000	11/15/23	249,788
500,000	New York City Housing Development Corporation		1.9300	02/01/25	516,755
100,000	New York State Housing Finance Agency		0.5000	05/01/24	100,053
250,000	New York State Housing Finance Agency		2.2000	11/01/24	253,517
					1,120,113
	OTHER — 0.3%
575,000	California Municipal Finance Authority		1.4860	11/01/22	581,150

See accompanying notes to financial statements.

E V E N T I D E	56

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 2.4% (Continued)
	SINGLE-FAMILY HOUSING — 0.9%
110,000	Maryland Community Development Administration	3.2420	09/01/48	$114,454
110,000	Massachusetts Housing Finance Agency	4.0000	06/01/39	117,494
250,000	Pennsylvania Housing Finance Agency	5.0000	10/01/22	264,715
495,000	Texas Department of Housing & Community Affairs	0.3000	01/01/23	495,007
600,000	Texas Department of Housing & Community Affairs	0.3500	07/01/23	600,251
				1,591,921
	STATE — 0.6%
200,000	State of Oregon	0.5020	05/01/22	200,667
200,000	State of Oregon	0.6550	05/01/23	201,481
300,000	State of Oregon	0.7950	05/01/24	302,649
300,000	State of Oregon	0.8950	05/01/25	302,127
				1,006,924
	TOTAL MUNICIPAL BONDS (Cost $4,258,455)			4,300,108

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 1.3%
	SUPRANATIONAL — 1.3%
2,300,000	European Investment Bank	2.5000	10/15/24	2,446,882

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $2,460,207)			2,446,882

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 21.4%
	AGENCY FIXED RATE — 10.1%
378,464	Fannie Mae Pool FM1944		5.5000	11/01/25	389,607
1,200,221	Fannie Mae Pool MA2785		3.0000	10/01/26	1,261,509
1,146,535	Fannie Mae Pool MA2915		3.0000	02/01/27	1,204,922
1,879,353	Fannie Mae Pool MA4264		2.0000	02/01/31	1,952,187
2,630,752	Fannie Mae Pool MA4284		1.5000	03/01/31	2,694,994
1,250,846	Fannie Mae Pool FM5377		4.0000	03/01/34	1,330,508
1,098,798	Freddie Mac Gold Pool J35981		2.5000	12/01/31	1,156,451
2,330,401	Freddie Mac Pool RD5050		2.0000	02/01/31	2,420,516
1,409,834	Freddie Mac Pool ZS9163		3.0000	09/01/33	1,510,391

See accompanying notes to financial statements.

E V E N T I D E	57

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 21.4% (Continued)
	AGENCY FIXED RATE — 10.1% (Continued)
49	Ginnie Mae I Pool 352081		7.0000	09/15/23	$51
307	Ginnie Mae I Pool 335228		7.5000	12/15/23	310
382	Ginnie Mae I Pool 352837		6.5000	01/15/24	426
10	Ginnie Mae I Pool 426033		6.5000	04/15/26	11
5,234	Ginnie Mae I Pool 460203		7.0000	04/15/28	5,347
2,062,371	Ginnie Mae II Pool MA6839		2.0000	09/20/35	2,136,770
2,183,394	Ginnie Mae II Pool MA7107		2.5000	01/20/36	2,298,017
					18,362,017
	AGENCY HYBRID ARMS — 0.0%[2]
20,368	Ginnie Mae II Pool 81113[3]	H15T1Y + 1.500%	2.1250	10/20/34	21,310
10,473	Ginnie Mae II Pool 82903[3]	H15T1Y + 1.500%	2.2500	08/20/41	10,964
					32,274
	AGENCY MBS OTHER — 1.2%
150,000	Fannie Mae Pool 468667		3.9400	07/01/21	150,005
939,300	Fannie Mae Pool AN7928		2.6700	01/01/25	995,712
966,567	Fannie Mae Pool AN2217		2.7100	07/01/26	1,023,689
					2,169,406
	ARMS — 0.0%[2]
2,036	Fannie Mae Pool 791573[3]	H15T1Y + 2.170%	2.5450	08/01/34	2,042
954	Freddie Mac Non Gold Pool 845590[3]	H15T1Y + 2.159%	2.2770	01/01/24	958
1,727	Freddie Mac Non Gold Pool 845965[3]	H15T1Y + 2.421%	2.5930	01/01/24	1,729
1,124	Ginnie Mae II Pool 8062[3]	H15T1Y + 1.500%	2.1250	10/20/22	1,129
1,188	Ginnie Mae II Pool 8228[3]	H15T1Y + 1.500%	2.2500	07/20/23	1,204
1,131	Ginnie Mae II Pool 8259[3]	H15T1Y + 1.500%	2.2500	08/20/23	1,145
996	Ginnie Mae II Pool 8375[3]	H15T1Y + 1.500%	2.0000	02/20/24	1,016
993	Ginnie Mae II Pool 8395[3]	H15T1Y + 1.500%	2.0000	03/20/24	1,013
535	Ginnie Mae II Pool 8410[3]	H15T1Y + 1.500%	2.8750	04/20/24	543
1,333	Ginnie Mae II Pool 8421[3]	H15T1Y + 1.500%	2.8750	05/20/24	1,362
1,096	Ginnie Mae II Pool 8502[3]	H15T1Y + 1.500%	2.2500	09/20/24	1,112
1,840	Ginnie Mae II Pool 8503[3]	H15T1Y + 1.500%	2.2500	09/20/24	1,872
1,297	Ginnie Mae II Pool 8565[3]	H15T1Y + 1.500%	2.1250	12/20/24	1,322
3,211	Ginnie Mae II Pool 8567[3]	H15T1Y + 1.500%	2.5000	12/20/24	3,248
6,538	Ginnie Mae II Pool 8595[3]	H15T1Y + 1.500%	2.0000	02/20/25	6,680
1,519	Ginnie Mae II Pool 8660[3]	H15T1Y + 1.500%	2.2500	07/20/25	1,564

See accompanying notes to financial statements.

E V E N T I D E	58

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 21.4% (Continued)
	ARMS — 0.0%[2] (Continued)
14,115	Ginnie Mae II Pool 80524[3]	H15T1Y + 1.500%	2.2500	07/20/31	$14,705
17,775	Ginnie Mae II Pool 80569[3]	H15T1Y + 1.500%	2.0000	01/20/32	18,543
2,290	Ginnie Mae II Pool 80659[3]	H15T1Y + 1.500%	2.1250	12/20/32	2,391
					63,578
	GOVERNMENT OWNED, NO GUARANTEE — 6.1%
1,000,000	Federal Home Loan Mortgage Corporation		0.2500	08/24/23	999,977
1,000,000	Federal Home Loan Mortgage Corporation		0.3000	09/28/23	1,000,246
750,000	Federal Home Loan Mortgage Corporation		0.3200	11/02/23	749,451
1,000,000	Federal Home Loan Mortgage Corporation		0.3750	02/12/24	998,458
1,500,000	Federal Home Loan Mortgage Corporation		0.4000	02/26/24	1,496,475
1,650,000	Federal Home Loan Mortgage Corporation		0.3750	03/25/24	1,646,149
2,000,000	Federal Home Loan Mortgage Corporation		0.6500	10/27/25	1,983,807
1,250,000	Federal National Mortgage Association		0.3750	08/24/23	1,250,115
1,000,000	Federal National Mortgage Association		0.3100	02/02/24	998,376
					11,123,054
	GOVERNMENT SPONSORED — 4.0%
1,750,000	Federal Farm Credit Banks Funding Corporation		0.2100	12/28/23	1,741,665
1,000,000	Federal Farm Credit Banks Funding Corporation		0.3000	03/28/24	996,145
2,500,000	Federal Farm Credit Banks Funding Corporation		0.4800	03/03/25	2,486,482
2,000,000	Federal Farm Credit Banks Funding Corporation		0.8500	11/03/25	1,992,094
					7,216,386
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $39,009,770)				38,966,715

Shares					Fair Value
	SHORT-TERM INVESTMENTS — 1.3%
	MONEY MARKET FUND - 1.3%
2,354,708	First American Government Obligations Fund, Class U, 0.03% (Cost $2,354,708)[4]				2,354,708

	TOTAL INVESTMENTS - 97.8% (Cost $177,766,336)				$178,128,592
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.2%				4,007,237
	NET ASSETS - 100.0%				$182,135,829

LLC	- Limited Liability Company

LP	- Limited Partnership

REMIC	- Real Estate Mortgage Investment Conduit

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

1.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 11,202,949 or 6.1% of net assets.

2.	Percentage rounds to less than 0.1%.

3.	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

4.	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

E V E N T I D E	59

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 40.3%
	APPAREL & TEXTILE PRODUCTS - 0.8%
34,900	VF Corporation	$2,863,196

	AUTOMOTIVE - 0.6%
24,700	Magna International, Inc.	2,288,208

	BANKING - 4.5%
314,600	First Horizon Corporation	5,436,288
39,400	First Republic Bank	7,374,498
79,600	Synovus Financial Corporation	3,492,848
		16,303,634
	BIOTECH & PHARMA - 0.3%
6,100	Zoetis, Inc.	1,136,796

	COMMERCIAL SUPPORT SERVICES - 0.7%
6,500	Cintas Corporation	2,483,000

	DATA CENTER REIT - 1.8%
7,993	Equinix, Inc.	6,415,182

	DIVERSIFIED INDUSTRIALS - 2.1%
111,200	Pentair plc	7,504,888

	ELECTRIC UTILITIES - 3.3%
52,700	Brookfield Renewable Corporation	2,210,238
149,200	Clearway Energy, Inc.	3,950,816
72,000	NextEra Energy Partners, L.P.	5,497,920
		11,658,974
	ELECTRICAL EQUIPMENT - 5.3%
257,400	nVent Electric plc	8,041,175
7,700	Roper Technologies, Inc.	3,620,540
42,700	Trane Technologies plc	7,862,778
		19,524,493

See accompanying notes to financial statements.

E V E N T I D E	60

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 40.3% (Continued)
	GAS & WATER UTILITIES - 0.5%
12,300	American Water Works Company, Inc.	$1,895,799

	HOME CONSTRUCTION - 2.0%
59,800	DR Horton, Inc.	5,404,126
42,300	KB Home	1,722,456
		7,126,582
	INDUSTRIAL REIT - 2.1%
66,600	Prologis, Inc.	7,960,698

	INFRASTRUCTURE REIT - 3.0%
36,400	Crown Castle International Corporation	7,101,640
10,800	SBA Communications Corporation	3,441,960
		10,543,600
	MACHINERY - 0.9%
14,500	IDEX Corporation	3,190,725

	MEDICAL EQUIPMENT & DEVICES - 4.5%
62,600	Agilent Technologies, Inc.	9,252,906
34,400	STERIS plc	7,096,720
		16,349,626
	RESIDENTIAL REIT - 1.2%
56,500	Equity LifeStyle Properties, Inc.	4,198,515

	RETAIL - DISCRETIONARY - 0.6%
10,400	Lowe’s Companies, Inc.	2,017,288

	SEMICONDUCTORS - 4.0%
36,000	Entegris, Inc.	4,426,920
15,100	KLA Corporation	4,895,571
43,100	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	5,178,896
		14,501,387
	SPECIALTY REIT - 0.4%
25,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,403,750

See accompanying notes to financial statements.

E V E N T I D E	61

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares				Fair Value
	COMMON STOCKS — 40.3% (Continued)
	TRANSPORTATION & LOGISTICS - 1.3%
18,000	Old Dominion Freight Line, Inc.			$4,568,400

	WHOLESALE - CONSUMER STAPLES - 0.4%
17,800	Sysco Corporation			1,383,950

	TOTAL COMMON STOCKS (Cost $110,457,204)			145,318,691

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 4.2%
	AUTOMOTIVE - 2.4%
50,200	Aptiv plc	5.5000	06/15/23	8,905,480

	ELECTRIC UTILITIES - 1.8%
30,100	AES Corporation (The)[1]	6.8750	02/15/24	3,237,857
64,150	Algonquin Power & Utilities Corporation[1]	7.7500	06/15/24	3,185,554
				6,423,411

	TOTAL PREFERRED STOCKS (Cost $13,475,039)			15,328,891

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 2.5%
	AUTO LOAN — 2.0%
1,425,000	CarMax Auto Owner Trust 2020-4	1.3000	08/17/26	1,444,398
750,000	CarMax Auto Owner Trust 2021-2	1.3400	02/16/27	751,183
550,000	GM Financial Consumer Automobile Receivables Trust 2021-2	1.2800	01/19/27	551,931
665,000	Tesla Auto Lease Trust 2021-A2	0.5600	03/20/25	666,603
2,300,000	Toyota Auto Receivables Owner Trust 2021-B	0.2600	11/17/25	2,295,441
1,500,000	World Omni Auto Receivables Trust 2019-B	3.0300	01/15/26	1,552,005
				7,261,561
	OTHER ABS — 0.5%
1,700,000	PFS Financing Corporation[2]	0.9700	02/15/26	1,712,934

See accompanying notes to financial statements.

E V E N T I D E	62

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 2.5% (Continued)
	TOTAL ASSET BACKED SECURITIES (Cost $8,970,036)			$8,974,495

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
	CMBS — 0.6%
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates	2.9390	04/25/29	1,106,101
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates Series K-G02 A-2	2.4120	08/25/29	1,069,749
				2,175,850
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,049,634)			2,175,850

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 10.0%
	BIOTECH & PHARMA — 1.0%
3,600,000	Bridgebio Pharma, Inc.[2]	2.2500	02/01/29	3,494,425

	E-COMMERCE DISCRETIONARY — 1.5%
5,000,000	Wayfair, Inc.[2]	0.6250	10/01/25	5,350,000

	INTERNET MEDIA & SERVICES — 0.6%
1,490,000	Fiverr International Ltd.[2,3]	—	11/01/25	1,994,365

	MEDICAL EQUIPMENT & DEVICES — 1.5%
4,480,000	Exact Sciences Corporation	0.3750	03/01/28	5,560,800

	RENEWABLE ENERGY — 1.2%
4,463,000	Enphase Energy, Inc.[2,3]	—	03/01/26	4,384,898

	SOFTWARE — 4.2%
2,145,000	Five9, Inc.[2]	0.5000	06/01/25	3,181,303
5,910,000	Palo Alto Networks, Inc.	0.7500	07/01/23	8,628,599
3,260,000	RingCentral, Inc.[3]	—	03/01/25	3,616,563

See accompanying notes to financial statements.

E V E N T I D E	63

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 10.0% (Continued)
	SOFTWARE — 4.2% (Continued)
					$15,426,465
	TOTAL CONVERTIBLE BONDS (Cost $33,698,240)				36,210,953

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 24.4%
	ASSET MANAGEMENT — 1.3%
1,800,000	Calvert Impact Capital, Inc.[1]		0.5000	11/15/21	1,800,000
2,725,000	Charles Schwab Corporation (The)[4]	SOFRRATE + 0.520%	0.5400	05/13/26	2,739,609
					4,539,609
	AUTOMOTIVE — 0.8%
1,670,000	BorgWarner, Inc.		2.6500	07/01/27	1,773,291
1,150,000	Dana, Inc.		4.2500	09/01/30	1,184,500
					2,957,791
	BANKING — 3.7%
2,925,000	Bank of America Corporation[4]	US0003M + 0.870%	2.4560	10/22/25	3,062,874
2,325,000	First Horizon Corporation		3.5500	05/26/23	2,447,107
3,075,000	JPMorgan Chase & Company[4]	SOFRRATE + 0.600%	0.6530	09/16/24	3,077,809
2,875,000	National Bank of Canada[4]	H15T1Y + 0.400%	0.5500	11/15/24	2,865,286
925,000	Regions Financial Corporation		2.2500	05/18/25	964,413
1,400,000	Synovus Financial Corporation		3.1250	11/01/22	1,439,947
					13,857,436
	BIOTECH & PHARMA — 0.3%
1,000,000	Zoetis, Inc.		3.2500	02/01/23	1,038,757

	CONSTRUCTION MATERIALS — 0.1%
300,000	Advanced Drainage Systems, Inc.[2]		5.0000	09/30/27	312,483

	CONTAINERS & PACKAGING — 0.2%
650,000	TriMas Corporation[2]		4.1250	04/15/29	659,672

	ELECTRIC & GAS MARKETING & TRADING — 0.5%
2,000,000	Southern Power Company		0.9000	01/15/26	1,965,263

See accompanying notes to financial statements.

E V E N T I D E	64

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 24.4% (Continued)
	ELECTRIC UTILITIES — 4.5%
1,235,000	AES Corporation (The)[2]		1.3750	01/15/26	$1,223,987
1,850,000	Avangrid, Inc.		3.1500	12/01/24	1,980,199
500,000	CenterPoint Energy, Inc.[4]	SOFRRATE + 0.650%	0.6700	05/13/24	502,335
2,025,000	CMS Energy Corporation		3.8750	03/01/24	2,173,136
350,000	Duke Energy Carolinas, LLC		3.3500	05/15/22	359,812
600,000	Duke Energy Florida, LLC		2.5000	12/01/29	630,364
1,100,000	MidAmerican Energy Company		3.1000	05/01/27	1,204,466
925,000	National Rural Utilities Cooperative Finance Corporation		1.3500	03/15/31	860,143
315,000	NextEra Energy Capital Holdings, Inc.[4]	SOFRRATE + 0.540%	0.5650	03/01/23	316,776
2,400,000	NextEra Energy Capital Holdings, Inc.		1.9000	06/15/28	2,425,397
1,975,000	PPL Electric Utilities Corporation[4]	SOFRRATE + 0.330%	0.3800	06/24/24	1,976,600
1,200,000	TerraForm Power Operating, LLC[2]		5.0000	01/31/28	1,274,148
1,210,000	WEC Energy Group, Inc.		0.5500	09/15/23	1,210,048
					16,137,411
	ELECTRICAL EQUIPMENT — 0.6%
975,000	Lennox International, Inc.		1.3500	08/01/25	982,491
1,150,000	Roper Technologies, Inc.		3.8000	12/15/26	1,284,917
					2,267,408
	ENGINEERING & CONSTRUCTION — 0.8%
1,250,000	Installed Building Products, Inc.[2]		5.7500	02/01/28	1,320,387
1,325,000	MasTec, Inc.[2]		4.5000	08/15/28	1,397,649
					2,718,036
	FOOD — 0.1%
400,000	Conagra Brands, Inc.		4.8500	11/01/28	476,998

	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
1,275,000	Louisiana-Pacific Corporation[2]		3.6250	03/15/29	1,284,575

	HEALTH CARE FACILITIES & SERVICES — 0.4%
1,325,000	Molina Healthcare, Inc.[2]		4.3750	06/15/28	1,383,962

See accompanying notes to financial statements.

E V E N T I D E	65

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 24.4% (Continued)
	HOME & OFFICE PRODUCTS — 0.3%
1,000,000	Tempur Sealy International, Inc.[2]		4.0000	04/15/29	$1,015,590

	HOME CONSTRUCTION — 1.2%
2,100,000	Fortune Brands Home & Security, Inc.		4.0000	09/21/23	2,248,573
1,000,000	KB Home		6.8750	06/15/27	1,193,560
800,000	Meritage Homes Corporation		6.0000	06/01/25	914,852
					4,356,985
	INDUSTRIAL SUPPORT SERVICES — 0.5%
500,000	Ashtead Capital, Inc.[2]		4.1250	08/15/25	512,813
800,000	United Rentals North America, Inc.		5.8750	09/15/26	829,916
500,000	United Rentals North America, Inc.		4.8750	01/15/28	531,280
					1,874,009
	INSTITUTIONAL FINANCIAL SERVICES — 1.5%
1,000,000	Lazard Group, LLC		3.7500	02/13/25	1,092,734
3,050,000	Morgan Stanley[4]	SOFRRATE + 0.745%	0.8640	10/21/25	3,050,153
1,000,000	Nasdaq, Inc.		4.2500	06/01/24	1,094,348
					5,237,235
	INSURANCE — 1.9%
1,015,000	Aflac, Inc.		1.1250	03/15/26	1,018,240
2,000,000	Brown & Brown, Inc.		4.2000	09/15/24	2,194,112
2,000,000	Pacific Life Global Funding II2		1.3750	04/14/26	2,005,956
750,000	Reinsurance Group of America, Inc.		3.9500	09/15/26	834,000
1,084,000	Unum Group		4.0000	03/15/24	1,169,483
					7,221,791
	INTERNET MEDIA & SERVICES — 0.6%
1,875,000	VeriSign, Inc.		5.2500	04/01/25	2,131,763

	MACHINERY — 0.5%
500,000	Mueller Water Products, Inc.[2]		4.0000	06/15/29	514,435
1,375,000	Xylem, Inc.		1.9500	01/30/28	1,391,355
					1,905,790

See accompanying notes to financial statements.

E V E N T I D E	66

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 24.4% (Continued)
	MEDICAL EQUIPMENT & DEVICES — 0.3%
1,100,000	Hill-Rom Holdings, Inc.[2]		4.3750	09/15/27	$1,142,257

	REAL ESTATE INVESTMENT TRUSTS — 2.4%
975,000	Alexandria Real Estate Equities, Inc.		3.8000	04/15/26	1,088,347
2,050,000	Equinix, Inc.		1.0000	09/15/25	2,037,680
1,400,000	HAT Holdings I, LLC / HAT Holdings II, LLC[2]		3.3750	06/15/26	1,412,250
985,000	Prologis, L.P.		1.2500	10/15/30	929,387
910,000	Public Storage[4]	SOFRRATE + 0.470%	0.4870	04/23/24	911,988
2,000,000	Welltower, Inc.		2.7000	02/15/27	2,126,603
					8,506,255
	RETAIL - DISCRETIONARY — 0.3%
925,000	Penske Automotive Group, Inc.		3.5000	09/01/25	961,098

	SEMICONDUCTORS — 0.7%
1,185,000	Amkor Technology, Inc.[2]		6.6250	09/15/27	1,280,689
925,000	Synaptics, Inc.[2]		4.0000	06/15/29	930,781
					2,211,470
	SOFTWARE — 0.2%
700,000	Open Text Corporation[2]		5.8750	06/01/26	726,061

	TECHNOLOGY SERVICES — 0.2%
900,000	Visa, Inc.		0.7500	08/15/27	874,083

	WHOLESALE - CONSUMER STAPLES — 0.2%
500,000	Sysco Corporation		2.4000	02/15/30	509,500

	TOTAL CORPORATE BONDS (Cost $87,833,051)				88,273,288

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 0.9%
	COUNTY — 0.0%[5]
150,000	City & County of Honolulu, HI		2.5180	10/01/26	160,305

See accompanying notes to financial statements.

E V E N T I D E	67

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 0.9% (Continued)
	MULTI-FAMILY HOUSING — 0.2%
500,000	New York City Housing Development Corporation	1.3500	11/01/26	$511,739
100,000	New York State Housing Finance Agency	0.6500	05/01/25	99,638
				611,377
	OTHER — 0.1%
425,000	California Municipal Finance Authority	1.4860	11/01/22	429,545

	RESOURCE RECOVERY — 0.0%[5]
100,000	City of Napa, CA Solid Waste Revenue	2.3300	08/01/25	104,854

	SINGLE-FAMILY HOUSING — 0.2%
200,000	Pennsylvania Housing Finance Agency	5.0000	04/01/23	216,225
505,000	Texas Department of Housing & Community Affairs	0.4500	01/01/24	505,523
				721,748
	STATE — 0.3%
200,000	State of Oregon	0.8950	05/01/25	201,418
250,000	State of Oregon	1.1850	05/01/26	252,742
500,000	State of Oregon	1.3150	05/01/27	503,991
				958,151
	WATER AND SEWER — 0.1%
200,000	City of Los Angeles, CA Wastewater System Revenue	3.6940	06/01/32	218,694

	TOTAL MUNICIPAL BONDS (Cost $3,147,895)			3,204,674

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 0.4%
	SUPRANATIONAL — 0.4%
1,325,000	European Investment Bank	2.5000	10/15/24	1,409,617

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,395,329)			1,409,617

See accompanying notes to financial statements.

E V E N T I D E	68

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 10.2%
	AGENCY FIXED RATE — 9.4%
284,676	Fannie Mae Pool FM1944	5.5000	11/01/25	$293,058
644,926	Fannie Mae Pool MA2915	3.0000	02/01/27	677,768
1,410,484	Fannie Mae Pool MA4263	1.5000	02/01/31	1,444,916
1,482,788	Fannie Mae Pool MA4284	1.5000	03/01/31	1,518,996
949,002	Fannie Mae Pool FM3333	2.0000	06/01/35	980,243
757,238	Fannie Mae Pool MA4095	2.0000	08/01/35	782,166
1,118,499	Fannie Mae Pool MA4154	1.5000	10/01/35	1,133,447
1,921,063	Fannie Mae Pool MA4260	1.5000	02/01/36	1,947,324
616,532	Fannie Mae Pool BM5466	2.5000	10/01/43	644,519
105,305	Fannie Mae Pool AL7767	4.5000	06/01/44	117,028
661,228	Fannie Mae Pool BM5975	3.0000	12/01/45	704,726
582,616	Fannie Mae Pool MA2806	3.0000	11/01/46	616,548
567,612	Fannie Mae Pool BM5976	3.0000	02/01/47	603,522
1,173,067	Fannie Mae Pool BP5878	2.5000	06/01/50	1,215,930
1,980,835	Fannie Mae Pool MA4096	2.5000	08/01/50	2,052,625
1,976,302	Fannie Mae Pool MA4306	2.5000	04/01/51	2,047,928
1,988,891	Fannie Mae Pool MA4326	2.5000	05/01/51	2,060,973
1,745,366	Fannie Mae Pool MA4327	3.0000	05/01/51	1,826,097
2,294,093	Fannie Mae Pool MA4356	2.5000	06/01/51	2,377,237
2,750,000	Fannie Mae Pool MA4379	2.5000	07/01/51	2,849,668
141,611	Freddie Mac Gold Pool G16544	4.0000	05/01/32	150,826
1,148,753	Freddie Mac Pool ZS9163	3.0000	09/01/33	1,230,689
1,939,298	Freddie Mac Pool SB8106	1.5000	06/01/36	1,965,274
920,210	Freddie Mac Pool ZS9382	3.0000	09/01/43	985,544
915,181	Freddie Mac Pool SD8089	2.5000	07/01/50	948,350
1,953,243	Freddie Mac Pool SD8122	2.5000	01/01/51	2,024,033
600,735	Ginnie Mae II Pool MA3375	3.0000	01/20/46	636,748
				33,836,183
	GOVERNMENT OWNED, NO GUARANTEE — 0.5%
1,000,000	Federal Home Loan Mortgage Corporation	0.6500	10/27/25	991,904
1,000,000	Federal National Mortgage Association	0.3100	02/02/24	998,376
				1,990,280
	GOVERNMENT SPONSORED — 0.3%
1,000,000	Federal Farm Credit Banks Funding Corporation	0.4800	03/03/25	994,592

See accompanying notes to financial statements.

E V E N T I D E	69

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal Amount ($)	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 10.2% (Continued)
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $36,724,199)		$36,821,055

Shares			Fair Value
	SHORT-TERM INVESTMENTS — 1.4%
	MONEY MARKET FUNDS - 1.4%
102,083	Fidelity Government Portfolio, Institutional Class, 0.01%[6]		102,083
4,966,115	First American Government Obligations Fund, Class U, 0.03%[6]		4,966,115
	TOTAL MONEY MARKET FUNDS (Cost $5,068,198)		5,068,198

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,068,198)		5,068,198

	TOTAL INVESTMENTS - 94.9% (Cost $302,818,825)		$342,785,712
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.1%		8,325,834
	NET ASSETS - 100.0%		$361,111,546

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

1.	Illiquid security. The total fair value of these securities as of June 30, 2021 was $8,223,411, representing 2.28% of net assets.

2.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 39,182,223 or 10.9% of net assets.

3.	Zero coupon bond.

4.	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

5.	Percentage rounds to less than 0.1%.

6.	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.

E V E N T I D E	70

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Statements of Assets and Liabilities	June 30, 2021

	Eventide	Eventide	Eventide		Eventide
	Core Bond	Dividend	Exponential	Eventide	Healthcare &
	Fund	Opportunities Fund	Technologies Fund	Gilead Fund	Life Sciences Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$120,647,248	$269,490,296	$95,553,414	$2,382,316,727	$1,066,873,346
Affiliated investments at cost	—	—	—	80,479,182	430,505,446
Investments at cost	120,647,248	269,490,296	95,553,414	2,462,795,909	1,497,378,792
Unaffiliated investments at value	$119,601,050	$325,061,551	$120,492,333	$5,015,398,942	$1,469,464,714
Affiliated investments at value	—	—	—	58,882,000	500,526,482
Total investments at value	119,601,050	325,061,551	120,492,333	5,074,280,942	1,969,991,196
Cash held at custodian	2,300,000	8,400,000	2,800,000	124,821,356	100,000,000
Cash held at broker	—	100,410	—	11,711,841	45,242,586
Deposits with broker for options	—	—	313,832	—	—
Receivable for securities sold	—	—	—	—	4,983,404
Receivable for Fund shares sold	330,496	1,564,790	697,540	9,990,060	3,009,359
Dividends and interest receivable	561,695	196,669	10,856	895,372	1,097
Prepaid expenses and other assets	12,999	43,774	37,258	204,005	147,955
TOTAL ASSETS	122,806,240	335,367,194	124,351,819	5,221,903,576	2,123,375,597

LIABILITIES
Payable for investments purchased	1,127,702	4,896,546	1,922,064	—	6,981,143
Payable for Fund shares repurchased	39,983	88,360	77	3,426,075	1,454,685
Management fees payable	23,066	121,322	106,348	3,902,225	1,886,859
Distribution (12b-1) fees payable	8,624	10,512	2,529	528,758	26,360
Payable to related parties	17,854	29,553	15,903	401,212	185,303
Accrued expenses and other liabilities	20,543	25,624	26,605	482,386	248,100
TOTAL LIABILITIES	1,237,772	5,171,917	2,073,526	8,740,656	10,782,450
NET ASSETS	$121,568,468	$330,195,277	$122,278,293	$5,213,162,920	$2,112,593,147

Composition of Net Assets:
Paid in capital	$123,201,786	$271,059,954	$96,490,741	$2,423,299,700	$1,527,507,799
Accumulated earnings (losses)	(1,633,318)	59,135,323	25,787,552	2,789,863,220	585,085,348
NET ASSETS	$121,568,468	$330,195,277	$122,278,293	$5,213,162,920	$2,112,593,147

See accompanying notes to financial statements.

E V E N T I D E	71

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Statements of Assets and Liabilities (Continued)	June 30, 2021

	Eventide	Eventide	Eventide		Eventide
	Core Bond	Dividend	Exponential	Eventide	Healthcare &
	Fund	Opportunities Fund	Technologies Fund	Gilead Fund	Life Sciences Fund
Net Asset Value Per Share:
Class N Shares:
Net Assets	$56,644,070	$70,565,846	$15,730,416	$827,811,256	$227,441,349
Shares of beneficial interest outstanding[1]	5,861,069	4,449,830	824,486	11,841,384	4,923,593
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share[2]	$9.66	$15.86	$19.08	$69.91	$46.19

Class A Shares:
Net Assets	$383,750	$17,864,861	$7,661,870	$458,726,230	$191,709,333
Shares of beneficial interest outstanding[1]	39,538	1,127,167	401,569	6,597,493	4,175,912
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share[2]	$9.71	$15.85	$19.08	$69.53	$45.91
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.30	$16.82	$20.24	$73.77	$48.71

Class C Shares:
Net Assets	$163,213	$4,508,154	$2,065,388	$404,272,271	$120,351,235
Shares of beneficial interest outstanding[1]	16,941	285,812	108,959	6,419,799	2,813,305
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share[2]	$9.63	$15.77	$18.96	$62.97	$42.78

Class I Shares:
Net Assets	$64,377,435	$237,256,416	$96,820,619	$3,522,353,163	$1,573,091,230
Shares of beneficial interest outstanding[1]	6,662,640	14,950,143	5,062,832	49,163,814	33,440,238
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share[2]	$9.66	$15.87	$19.12	$71.65	$47.04

1.	Unlimited number of shares of beneficial interest authorized, no par value.

2.	Redemptions made in the Eventide Exponential Technologies Fund less than 180 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

E V E N T I D E	72

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Statements of Assets and Liabilities (Continued)	June 30, 2021

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$177,766,336	$302,818,825
Unaffiliated investments at value	$178,128,592	$342,785,712
Cash held at custodian	4,400,000	14,598,912
Cash held at broker	—	104,006
Receivable for securities sold	86	4,066,641
Receivable for Fund shares sold	1,709,827	1,296,632
Dividends and interest receivable	773,872	905,990
Prepaid expenses and other assets	42,787	76,051
TOTAL ASSETS	185,055,164	363,833,944

LIABILITIES
Payable for investments purchased	2,793,331	2,186,637
Payable for Fund shares repurchased	38,290	294,247
Management fees payable	44,097	138,451
Distribution (12b-1) fees payable	1,360	19,106
Payable to related parties	24,799	38,691
Accrued expenses and other liabilities	17,458	45,266
TOTAL LIABILITIES	2,919,335	2,722,398
NET ASSETS	$182,135,829	$361,111,546

Composition of Net Assets:
Paid in capital	$181,845,290	$306,195,265
Accumulated earnings	290,539	54,916,281
NET ASSETS	$182,135,829	$361,111,546

See accompanying notes to financial statements.

E V E N T I D E	73

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Statements of Assets and Liabilities (Continued)	June 30, 2021

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund
Net Asset Value Per Share:
Class N Shares:
Net Assets	$6,906,212	$39,947,221
Shares of beneficial interest outstanding[1]	658,593	2,810,750
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$10.49	$14.21

Class A Shares:
Net Assets	$29,596,174	$23,139,165
Shares of beneficial interest outstanding[1]	2,815,597	1,626,731
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.51	$14.22
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$11.15	$15.09

Class C Shares:
Net Assets	$1,544,652	$18,882,743
Shares of beneficial interest outstanding[1]	147,897	1,334,639
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$10.44	$14.15

Class I Shares:
Net Assets	$144,088,791	$279,142,417
Shares of beneficial interest outstanding[1]	13,405,382	19,635,572
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$10.75	$14.22

1.	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

E V E N T I D E	74

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Statements of Operations	For the Period/Year Ended June 30, 2021

	Eventide	Eventide	Eventide		Eventide
	Core Bond	Dividend	Exponential	Eventide	Healthcare &
	Fund [1]	Opportunities Fund	Technologies Fund [2]	Gilead Fund	Life Sciences Fund
INVESTMENT INCOME
Dividend income	$—	$2,468,606	$69,415	$19,828,958	$—
Interest	973,957	28,212	1,567	557,614	67,124
Less: Foreign dividend withholding taxes	—	(34,337)	—	(792,275)	(71,300)
TOTAL INVESTMENT INCOME	973,957	2,462,481	70,982	19,594,297	(4,176)

EXPENSES
Advisory fees	261,400	1,256,111	610,465	40,283,773	22,274,450
Distribution (12b-1) fees:
Class N	87,414	83,091	12,529	1,415,912	499,328
Class A	542	20,358	7,880	963,861	497,634
Class C	546	20,291	6,045	3,536,920	1,235,776
Shareholder servicing fees	72,611	149,333	46,151	3,441,816	1,718,779
Administrative fees	40,693	59,797	26,834	1,140,767	557,976
Registration fees	33,175	64,825	61,525	183,900	143,750
Management services fees	21,142	44,264	17,642	978,123	472,069
Legal fees	18,814	14,130	13,758	11,470	21,402
Printing and postage expenses	16,243	23,149	11,815	230,615	131,650
Audit fees	14,250	12,250	12,255	27,000	19,000
Transfer agent fees	13,847	36,603	18,152	315,642	176,981
Compliance officer fees	9,593	10,922	8,190	111,789	57,276
Trustees fees and expenses	9,190	12,160	9,188	12,931	12,386
Custodian fees	5,701	10,354	9,733	222,092	107,177
Insurance expense	1,535	3,286	1,368	78,510	40,165
Other expenses	4,704	9,556	4,826	19,889	123,708
TOTAL EXPENSES	611,400	1,830,480	878,356	52,975,010	28,089,507

Less: Fees waived/reimbursed by the Manager	(99,512)	(64,772)	(53,115)	—	—

NET EXPENSES	511,888	1,765,708	825,241	52,975,010	28,089,507

NET INVESTMENT INCOME (LOSS)	462,069	696,773	(754,259)	(33,380,713)	(28,093,683)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	(431,580)	7,623,200	1,703,362	262,166,606	263,610,098
Affiliated investments	—	—	—	—	(5,307,748)
Securities sold short	—	—	—	(23,531,540)	—
Foreign currency transactions	—	3	—	—	—
Net realized gain (loss)	(431,580)	7,623,203	1,703,362	238,635,066	258,302,350
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,046,198)	50,259,158	24,938,919	1,464,994,839	(130,917,378)
Affiliated investments (See Note 5)	—	—	—	(52,422,040)	48,698,928
Unfunded commitment (see Note 7)	—	—	—	—	(77,000)
Foreign currency translations	—	10	—	—	—
Net change in unrealized appreciation (depreciation)	(1,046,198)	50,259,168	24,938,919	1,412,572,799	(82,295,450)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(1,477,778)	57,882,371	26,642,281	1,651,207,865	176,006,900

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,015,709)	$58,579,144	$25,888,022	$1,617,827,152	$147,913,217

1	Eventide Core Bond Fund commenced on July 31, 2020.

2	Eventide Exponential Technologies Fund commenced on June 30, 2020.

See accompanying notes to financial statements.

E V E N T I D E	75

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Statements of Operations	For the Year Ended June 30, 2021

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund
INVESTMENT INCOME
Dividend income	$—	$2,350,429
Interest	1,210,151	1,429,156
Less: Foreign dividend withholding taxes	—	(51,931)
TOTAL INVESTMENT INCOME	1,210,151	3,727,654

EXPENSES
Advisory fees	372,233	1,377,857
Distribution (12b-1) fees:
Class N	23,084	57,354
Class A	53,743	39,464
Class C	11,320	132,363
Shareholder servicing fees	104,403	177,075
Administrative fees	63,946	94,987
Registration fees	63,925	94,475
Management services fees	30,945	57,820
Legal fees	23,585	16,729
Transfer agent fees	19,475	32,231
Printing and postage expenses	18,067	37,329
Audit fees	14,112	14,250
Trustees fees and expenses	12,155	12,197
Compliance officer fees	10,340	13,779
Custodian fees	9,311	13,788
Insurance expense	2,464	4,024
Other expenses	10,669	7,121
TOTAL EXPENSES	843,777	2,182,843

Less: Fees waived/reimbursed by the Manager	(133,760)	(65,335)

NET EXPENSES	710,017	2,117,508

NET INVESTMENT INCOME	500,134	1,610,146

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	1,182,506	18,930,776
Foreign currency transactions	—	(86)
Net realized gain	1,182,506	18,930,690
Net change in unrealized appreciation (depreciation) on:
Investments	(1,280,595)	28,048,298
Foreign currency translations	—	572
Net change in unrealized appreciation (depreciation)	(1,280,595)	28,048,870

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(98,089)	46,979,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$402,045	$48,589,706

See accompanying notes to financial statements.

E V E N T I D E	76

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30, 2021 [1]
FROM OPERATIONS
Net investment income	$462,069
Net realized loss from investments	(431,580)
Net change in unrealized depreciation on investments	(1,046,198)
Net decrease in net assets resulting from operations	(1,015,709)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(322,258)
Class A	(606)
Class C	(321)
Class I	(339,359)
Return of Capital
Class N	(222,988)
Class A	(1,108)
Class C	(283)
Class I	(147,702)
Total distributions to shareholders	(1,034,625)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	67,145,992
Class A	387,003
Class C	168,997
Class I	82,508,830
Net asset value of shares issued in reinvestment of distributions:
Class N	533,346
Class A	1,683
Class C	604
Class I	477,898
Payments for shares repurchased:
Class N	(9,857,051)
Class C	(5,000)
Class I	(17,743,503)
Net increase in net assets from shares of beneficial interest	123,618,802

TOTAL INCREASE IN NET ASSETS	121,568,468

NET ASSETS
Beginning of Period	—
End of Period	$121,568,468

1.	Eventide Core Bond Fund commenced on July 31, 2020.

See accompanying notes to financial statements.

E V E N T I D E	77

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
June 30, 2021 [1]
SHARE ACTIVITY
Class N:
Shares Sold	6,820,749
Shares Reinvested	55,092
Shares Repurchased	(1,014,772)
Net increase in shares of beneficial interest outstanding	5,861,069

Class A:
Shares Sold	39,365
Shares Reinvested	173
Net increase in shares of beneficial interest outstanding	39,538

Class C:
Shares Sold	17,398
Shares Reinvested	63
Shares Repurchased	(520)
Net increase in shares of beneficial interest outstanding	16,941

Class I:
Shares Sold	8,442,537
Shares Reinvested	49,776
Shares Repurchased	(1,829,673)
Net increase in shares of beneficial interest outstanding	6,662,640

1.	Eventide Core Bond Fund commenced on July 31, 2020.

See accompanying notes to financial statements.

E V E N T I D E	78

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$696,773	$337,657
Net realized gain (loss) from investments	7,623,203	(2,115,764)
Net change in unrealized appreciation on investments	50,259,168	4,508,376
Net increase in net assets resulting from operations	58,579,144	2,730,269

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(459,803)	(85,975)
Class A	(94,676)	(12,551)
Class C	(11,690)	(3,003)
Class I	(1,538,899)	(111,972)
Return of Capital
Class N	—	(106,946)
Class A	—	(17,705)
Class C	—	(2,253)
Class I	—	(272,411)
Total distributions to shareholders	(2,105,068)	(612,816)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	53,167,267	16,652,395
Class A	13,025,847	2,390,226
Class C	3,363,245	320,594
Class I	201,466,237	47,673,793
Net asset value of shares issued in reinvestment of distributions:
Class N	434,911	179,791
Class A	89,617	27,549
Class C	10,600	4,509
Class I	1,388,798	263,108
Payments for shares repurchased:
Class N	(15,941,402)	(6,532,626)
Class A	(1,123,710)	(361,342)
Class C	(342,763)	(85,563)
Class I	(49,435,208)	(11,676,517)
Net increase in net assets from shares of beneficial interest	206,103,439	48,855,917

TOTAL INCREASE IN NET ASSETS	262,577,515	50,973,370

NET ASSETS
Beginning of Year	67,617,762	16,644,392
End of Year	$330,195,277	$67,617,762

See accompanying notes to financial statements.

E V E N T I D E	79

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
SHARE ACTIVITY
Class N:
Shares Sold	3,822,544	1,604,918
Shares Reinvested	30,288	17,301
Shares Repurchased	(1,109,803)	(615,120)
Net increase in shares of beneficial interest outstanding	2,743,029	1,007,099

Class A:
Shares Sold	908,333	232,645
Shares Reinvested	6,142	2,660
Shares Repurchased	(80,119)	(34,874)
Net increase in shares of beneficial interest outstanding	834,356	200,431

Class C:
Shares Sold	233,407	30,918
Shares Reinvested	734	435
Shares Repurchased	(24,208)	(7,730)
Net increase in shares of beneficial interest outstanding	209,933	23,623

Class I:
Shares Sold	14,366,398	4,488,755
Shares Reinvested	94,156	25,485
Shares Repurchased	(3,648,467)	(1,137,521)
Net increase in shares of beneficial interest outstanding	10,812,087	3,376,719

See accompanying notes to financial statements.

E V E N T I D E	80

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Year Ended
June 30, 2021[1]
FROM OPERATIONS
Net investment loss	$(754,259)
Net realized gain from investments	1,703,362
Net change in unrealized appreciation on investments	24,938,919
Net increase in net assets resulting from operations	25,888,022

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(3,796)
Class A	(2,461)
Class C	(370)
Class I	(47,116)
Total distributions to shareholders	(53,743)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	13,563,942
Class A	6,681,313
Class C	1,760,426
Class I	97,765,316
Net asset value of shares issued in reinvestment of distributions:
Class N	3,785
Class A	2,328
Class C	194
Class I	46,277
Redemption fee proceeds:
Class N	6,474
Class A	3,033
Class C	534
Class I	46,292
Payments for shares repurchased:
Class N	(563,492)
Class A	(410,975)
Class C	(12)
Class I	(22,461,421)
Net increase in net assets from shares of beneficial interest	96,444,014

TOTAL INCREASE IN NET ASSETS	122,278,293

NET ASSETS
Beginning of Year	—
End of Year	$122,278,293

1.	Eventide Exponential Technologies Fund commenced on June 30, 2020.

See accompanying notes to financial statements.

E V E N T I D E	81

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Year Ended
June 30, 2021[1]
SHARE ACTIVITY
Class N:
Shares Sold	858,364
Shares Reinvested	240
Shares Repurchased	(34,118)
Net increase in shares of beneficial interest outstanding	824,486

Class A:
Shares Sold	425,592
Shares Reinvested	148
Shares Repurchased	(24,171)
Net increase in shares of beneficial interest outstanding	401,569

Class C:
Shares Sold	108,948
Shares Reinvested	12
Shares Repurchased	1
Net increase in shares of beneficial interest outstanding	108,959

Class I:
Shares Sold	6,448,395
Shares Reinvested	2,931
Shares Repurchased	(1,388,494)
Net increase in shares of beneficial interest outstanding	5,062,832

1.	Eventide Exponential Technologies Fund commenced on June 30, 2020.

See accompanying notes to financial statements.

E V E N T I D E	82

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment loss	$(33,380,713)	$(15,181,574)
Net realized gain (loss) from investments, securities sold short and options written	238,635,066	(7,976,967)
Net change in unrealized appreciation on investments	1,412,572,799	468,884,941
Net increase in net assets resulting from operations	1,617,827,152	445,726,400

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(5,970,623)	(15,790,226)
Class A	(3,250,044)	(8,342,448)
Class C	(3,300,616)	(8,983,382)
Class I	(22,743,540)	(47,276,336)
Total distributions to shareholders	(35,264,823)	(80,392,392)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	192,820,137	134,334,676
Class A	83,212,273	52,413,566
Class C	45,676,213	28,867,225
Class I	1,181,762,348	673,393,422
Net asset value of shares issued in reinvestment of distributions:
Class N	5,589,536	14,446,702
Class A	2,926,932	7,291,642
Class C	3,181,501	8,577,560
Class I	19,752,008	40,684,962
Payments for shares repurchased:
Class N	(186,452,826)	(296,708,818)
Class A	(73,359,102)	(66,120,145)
Class C	(65,078,369)	(43,766,605)
Class I	(716,792,666)	(436,306,119)
Net increase in net assets from shares of beneficial interest	493,237,985	117,108,068

TOTAL INCREASE IN NET ASSETS	2,075,800,314	482,442,076

NET ASSETS
Beginning of Year	3,137,362,606	2,654,920,530
End of Year	$5,213,162,920	$3,137,362,606

See accompanying notes to financial statements.

E V E N T I D E	83

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
SHARE ACTIVITY
Class N:
Shares Sold	3,215,074	3,398,037
Shares Reinvested	87,886	358,924
Shares Repurchased	(3,123,395)	(7,407,929)
Net increase (decrease) in shares of beneficial interest outstanding	179,565	(3,650,968)

Class A:
Shares Sold	1,368,159	1,298,125
Shares Reinvested	46,261	182,018
Shares Repurchased	(1,232,038)	(1,657,391)
Net increase (decrease) in shares of beneficial interest outstanding	182,382	(177,248)

Class C:
Shares Sold	827,815	788,726
Shares Reinvested	55,292	233,466
Shares Repurchased	(1,212,358)	(1,206,250)
Net decrease in shares of beneficial interest outstanding	(329,251)	(184,058)

Class I:
Shares Sold	19,100,844	16,572,379
Shares Reinvested	303,363	989,420
Shares Repurchased	(11,654,262)	(10,795,668)
Net increase in shares of beneficial interest outstanding	7,749,945	6,766,131

See accompanying notes to financial statements.

E V E N T I D E	84

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment loss	$(28,093,683)	$(16,185,121)
Net realized gain from investments	258,302,350	11,796,449
Net change in unrealized appreciation (depreciation) on investments	(82,295,450)	312,680,177
Net increase in net assets resulting from operations	147,913,217	308,291,505

DISTRIBUTIONS TO SHAREHOLDERS
Class N	(9,647,055)	(3,559,934)
Class A	(7,687,684)	(3,322,892)
Class C	(5,173,596)	(2,284,943)
Class I	(54,725,127)	(17,082,445)
Total distributions to shareholders	(77,233,462)	(26,250,214)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	76,993,620	137,084,236
Class A	45,117,249	38,286,542
Class C	31,524,982	16,960,832
Class I	721,921,602	482,305,852
Net asset value of shares issued in reinvestment of distributions:
Class N	9,043,907	3,230,263
Class A	6,612,901	2,890,392
Class C	4,970,800	2,125,066
Class I	38,688,881	12,912,269
Redemption fee proceeds:
Class N	11,990	95,683
Class A	9,523	80,223
Class C	5,389	50,592
Class I	58,207	431,237
Payments for shares repurchased:
Class N	(103,035,810)	(90,766,352)
Class A	(44,660,132)	(39,110,040)
Class C	(25,096,454)	(21,406,649)
Class I	(351,928,327)	(279,342,660)
Net increase in net assets from shares of beneficial interest	410,238,328	265,827,486

TOTAL INCREASE IN NET ASSETS	480,918,083	547,868,777

NET ASSETS
Beginning of Year	1,631,675,064	1,083,806,287
End of Year	$2,112,593,147	$1,631,675,064

See accompanying notes to financial statements.

E V E N T I D E	85

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
SHARE ACTIVITY
Class N:
Shares Sold	1,557,411	3,685,599
Shares Reinvested	163,720	80,939
Shares Repurchased	(2,138,910)	(2,578,490)
Net increase (decrease) in shares of beneficial interest outstanding	(417,779)	1,188,048

Class A:
Shares Sold	907,462	1,047,185
Shares Reinvested	120,432	72,806
Shares Repurchased	(916,229)	(1,114,696)
Net increase in shares of beneficial interest outstanding	111,665	5,295

Class C:
Shares Sold	687,765	498,801
Shares Reinvested	96,746	56,653
Shares Repurchased	(540,421)	(603,070)
Net increase (decrease) in shares of beneficial interest outstanding	244,090	(47,616)

Class I:
Shares Sold	14,318,390	13,331,631
Shares Reinvested	688,414	318,900
Shares Repurchased	(7,030,013)	(7,785,089)
Net increase in shares of beneficial interest outstanding	7,976,791	5,865,442

See accompanying notes to financial statements.

E V E N T I D E	86

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$500,134	$667,949
Net realized gain from investments	1,182,506	28,058
Net change in unrealized appreciation (depreciation) on investments	(1,280,595)	1,334,256
Net increase in net assets resulting from operations	402,045	2,030,263

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(133,419)	(290,729)
Class A	(265,549)	(250,954)
Class C	(8,454)	(1,851)
Class I	(1,099,179)	(189,176)
Return of Capital
Class N	(45,054)	(70,271)
Class A	(84,255)	(22,179)
Class C	(4,468)	(648)
Class I	(302,154)	(53,761)
Total distributions to shareholders	(1,942,532)	(879,569)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	14,270,540	41,350,706
Class A	31,460,204	8,999,487
Class C	2,001,451	423,480
Class I	155,897,030	37,139,054
Net asset value of shares issued in reinvestment of distributions:
Class N	168,388	327,319
Class A	344,028	267,570
Class C	12,608	2,168
Class I	1,232,507	220,429
Payments for shares repurchased:
Class N	(45,531,212)	(5,856,973)
Class A	(14,746,081)	(10,689,609)
Class C	(847,888)	(99,440)
Class I	(40,678,757)	(12,099,715)
Net increase in net assets from shares of beneficial interest	103,582,818	59,984,476

TOTAL INCREASE IN NET ASSETS	102,042,331	61,135,170

NET ASSETS
Beginning of Year	80,093,498	18,958,328
End of Year	$182,135,829	$80,093,498

See accompanying notes to financial statements.

E V E N T I D E	87

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
SHARE ACTIVITY
Class N:
Shares Sold	1,344,093	3,944,452
Shares Reinvested	15,879	31,111
Shares Repurchased	(4,275,787)	(562,912)
Net increase (decrease) in shares of beneficial interest outstanding	(2,915,815)	3,412,651

Class A:
Shares Sold	2,965,865	855,930
Shares Reinvested	32,464	25,445
Shares Repurchased	(1,390,929)	(1,015,182)
Net increase (decrease) in shares of beneficial interest outstanding	1,607,400	(133,807)

Class C:
Shares Sold	189,346	40,239
Shares Reinvested	1,195	207
Shares Repurchased	(80,469)	(9,524)
Net increase in shares of beneficial interest outstanding	110,072	30,922

Class I:
Shares Sold	14,394,806	3,453,073
Shares Reinvested	113,884	20,477
Shares Repurchased	(3,752,820)	(1,127,711)
Net increase in shares of beneficial interest outstanding	10,755,870	2,345,839

See accompanying notes to financial statements.

E V E N T I D E	88

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$1,610,146	$1,893,437
Net realized gain (loss) from investments	18,930,690	(1,201,911)
Net change in unrealized appreciation on investments	28,048,870	8,201,833
Net increase in net assets resulting from operations	48,589,706	8,893,359

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(435,050)	(227,546)
Class A	(232,854)	(113,782)
Class C	(106,698)	(55,884)
Class I	(2,941,218)	(1,115,115)
Return of Capital
Class N	—	(250,303)
Class A	—	(132,332)
Class C	—	(66,682)
Class I	—	(1,222,038)
Total distributions to shareholders	(3,715,820)	(3,183,682)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	28,353,223	12,780,530
Class A	11,815,100	4,564,245
Class C	10,797,252	3,552,934
Class I	167,708,325	71,655,886
Net asset value of shares issued in reinvestment of distributions:
Class N	377,931	386,479
Class A	211,608	206,918
Class C	91,156	99,981
Class I	2,483,792	1,673,076
Payments for shares repurchased:
Class N	(13,962,839)	(11,564,960)
Class A	(2,705,184)	(3,361,542)
Class C	(2,714,033)	(2,003,821)
Class I	(34,717,110)	(46,827,596)
Net increase in net assets from shares of beneficial interest	167,739,221	31,162,130

TOTAL INCREASE IN NET ASSETS	212,613,107	36,871,807

NET ASSETS
Beginning of Year	148,498,439	111,626,632
End of Year	$361,111,546	$148,498,439

See accompanying notes to financial statements.

E V E N T I D E	89

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
SHARE ACTIVITY
Class N:
Shares Sold	2,120,840	1,145,087
Shares Reinvested	28,652	34,811
Shares Repurchased	(1,048,409)	(1,039,930)
Net increase in shares of beneficial interest outstanding	1,101,083	139,968

Class A:
Shares Sold	882,483	411,856
Shares Reinvested	16,099	18,634
Shares Repurchased	(208,786)	(302,900)
Net increase in shares of beneficial interest outstanding	689,796	127,590

Class C:
Shares Sold	819,044	315,979
Shares Reinvested	7,020	9,040
Shares Repurchased	(204,908)	(181,651)
Net increase in shares of beneficial interest outstanding	621,156	143,368

Class I:
Shares Sold	12,420,609	6,429,635
Shares Reinvested	187,803	150,588
Shares Repurchased	(2,665,175)	(4,184,893)
Net increase in shares of beneficial interest outstanding	9,943,237	2,395,330

See accompanying notes to financial statements.

E V E N T I D E	90

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class N
	Period Ended
	June 30, 2021 *
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.05
Net realized and unrealized loss on investments	(0.29)
Total from investment operations	(0.24)
Less distributions from:
Net investment income	(0.05)
Return of capital	(0.05)
Total distributions	(0.10)
Net asset value, end of period	$9.66
Total return [2]	(2.39	)% [5]
Net assets, at end of period (000s)	$56,644
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.89	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.78	% [6]
Ratio of net investment income to average net assets [4]	0.53	% [6]
Portfolio Turnover Rate	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	91

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A
	Period Ended
	June 30, 2021 *
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.05
Net realized and unrealized loss on investments	(0.27)
Total from investment operations	(0.22)
Less distributions from:
Net investment income	(0.02)
Return of capital	(0.05)
Total distributions	(0.07)
Net asset value, end of period	$9.71
Total return [2]	(2.28	)% [5]
Net assets, at end of period (000s)	$384
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.94	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.83	% [6]
Ratio of net investment income to average net assets [4]	0.51	% [6]
Portfolio Turnover Rate	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	92

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C
	Period Ended
	June 30, 2021 *
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss [1]	(0.02)
Net realized and unrealized loss on investments	(0.28)
Total from investment operations	(0.30)
Less distributions from:
Net investment income	(0.02)
Return of capital	(0.05)
Total distributions	(0.07)
Net asset value, end of period	$9.63
Total return [2]	(3.02	)% [5]
Net assets, at end of period (000s)	$163
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.69	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.58	% [6]
Ratio of net investment income to average net assets [4]	(0.20	)% [6]
Portfolio Turnover Rate	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	93

A N N U A L R E P O R T	June 30, 2021
Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class I
	Period Ended
	June 30, 2021 *
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.07
Net realized and unrealized loss on investments	(0.29)
Total from investment operations	(0.22)
Less distributions from:
Net investment income	(0.07)
Return of capital	(0.05)
Total distributions	(0.12)
Net asset value, end of period	$9.66
Total return [2]	(2.24	)% [5]
Net assets, at end of period (000s)	$64,377
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.69	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.58	% [6]
Ratio of net investment income to average net assets [4]	0.80	% [6]
Portfolio Turnover Rate	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	94

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class N
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *
Net asset value, beginning of period	$10.88	$10.37	$9.66	$10.00
Activity from investment operations:
Net investment income [1]	0.04	0.11	0.22	0.33
Net realized and unrealized gain (loss) on investments	5.08	0.57	0.66	(0.52)
Total from investment operations	5.12	0.68	0.88	(0.19)
Less distributions from:
Net investment income	(0.14)	(0.04)	(0.16)	(0.14)
Net realized gains	—	—	—	(0.01)
Return of capital	—	(0.13)	(0.01)	—
Total distributions	(0.14)	(0.17)	(0.17)	(0.15)
Net asset value, end of period	$15.86	$10.88	$10.37	$9.66
Total return [2]	47.21%	6.60%	9.20%	(1.87	)% [5]
Net assets, at end of period (000s)	$70,566	$18,576	$7,254	$4,929
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.19%	1.50%	2.00%	3.30	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.15%	1.15%	1.15%	1.15	% [6]
Ratio of net investment income to average net assets [4]	0.27%	1.01%	2.25%	4.43	% [6]
Portfolio Turnover Rate	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	95

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *
Net asset value, beginning of period	$10.87	$10.36	$9.65	$10.00
Activity from investment operations:
Net investment income [1]	0.03	0.09	0.22	0.27
Net realized and unrealized gain (loss) on investments	5.08	0.58	0.65	(0.47)
Total from investment operations	5.11	0.67	0.87	(0.20)
Less distributions from:
Net investment income	(0.13)	(0.04)	(0.15)	(0.14)
Net realized gains	—	—	—	(0.01)
Return of capital	—	(0.12)	(0.01)	—
Total distributions	(0.13)	(0.16)	(0.16)	(0.15)
Net asset value, end of period	$15.85	$10.87	$10.36	$9.65
Total return [2]	47.22%	6.55%	9.15%	(2.01	)% [5]
Net assets, at end of period (000s)	$17,865	$3,184	$957	$511
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.24%	1.55%	2.05%	3.35	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.20%	1.20%	1.20%	1.20	% [6]
Ratio of net investment income to average net assets [4]	0.22%	0.89%	2.28%	3.58	% [6]
Portfolio Turnover Rate	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	96

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class C
	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018 *
Net asset value, beginning of period	$10.86	$10.35		$9.66	$10.00
Activity from investment operations:
Net investment income (loss) [1]	(0.08)	0.03		0.15	0.25
Net realized and unrealized gain (loss) on investments	5.06	0.56		0.65	(0.49)
Total from investment operations	4.98	0.59		0.80	(0.24)
Less distributions from:
Net investment income	(0.07)	(0.00	)7	(0.10)	(0.09)
Net realized gains	—	—		—	(0.01)
Return of capital	—	(0.08)		(0.01)	—
Total distributions	(0.07)	(0.08)		(0.11)	(0.10)
Net asset value, end of period	$15.77	$10.86		$10.35	$9.66
Total return [2]	45.93%	5.78%		8.34%	(2.37	)% [5]
Net assets, at end of period (000s)	$4,508	$824		$541	$299
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.99%	2.30%		2.80%	4.10	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.95%	1.95%		1.95%	1.95	% [6]
Ratio of net investment income (loss) to average net assets [4]	(0.53)%	0.25%		1.53%	3.39	% [6]
Portfolio Turnover Rate	35%	90%		50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

E V E N T I D E	97

A N N U A L R E P O R T	June 30, 2021
Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *
Net asset value, beginning of period	$10.88	$10.37	$9.67	$10.00
Activity from investment operations:
Net investment income [1]	0.07	0.12	0.24	0.26
Net realized and unrealized gain (loss) on investments	5.07	0.57	0.66	(0.43)
Total from investment operations	5.14	0.69	0.90	(0.17)
Less distributions from:
Net investment income	(0.15)	(0.05)	(0.19)	(0.15)
Net realized gains	—	—	—	(0.01)
Return of capital	—	(0.13)	(0.01)	—
Total distributions	(0.15)	(0.18)	(0.20)	(0.16)
Net asset value, end of period	$15.87	$10.88	$10.37	$9.67
Total return [2]	47.49%	6.79%	9.40%	(1.68	)% [5]
Net assets, at end of period (000s)	$237,256	$45,034	$7,892	$5,438
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.99%	1.30%	1.80%	3.10	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.95%	0.95%	0.95%	0.95	% [6]
Ratio of net investment income to average net assets [4]	0.48%	1.16%	2.47%	3.35	% [6]
Portfolio Turnover Rate	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	98

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class N
Year Ended
June 30, 2021 *
Net asset value, beginning of year	$10.00
Activity from investment operations:
Net investment loss [1]	(0.25)
Net realized and unrealized gain on investments	9.33
Total from investment operations	9.08
Less distributions from:
Net realized gains	(0.02)
Total distributions	(0.02)
Paid-in-capital from redemption fees [1]	0.02
Net asset value, end of year	$19.08
Total return [2]	91.00%
Net assets, at end of year (000s)	$15,730
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.73%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.63%
Ratio of net investment loss to average net assets [4]	(1.50)%
Portfolio Turnover Rate	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2..	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	99

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class A
Year Ended
June 30, 2021 *
Net asset value, beginning of year	$10.00
Activity from investment operations:
Net investment loss [1]	(0.26)
Net realized and unrealized gain on investments	9.34
Total from investment operations	9.08
Less distributions from:
Net realized gains	(0.02)
Total distributions	(0.02)
Paid-in-capital from redemption fees [1]	0.02
Net asset value, end of year	$19.08
Total return [2]	91.00%
Net assets, at end of year (000s)	$7,662
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.78%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.68%
Ratio of net investment loss to average net assets [4]	(1.55)%
Portfolio Turnover Rate	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	100

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class C
Year Ended
June 30, 2021 *
Net asset value, beginning of year	$10.00
Activity from investment operations:
Net investment loss [1]	(0.38)
Net realized and unrealized gain on investments	9.35
Total from investment operations	8.97
Less distributions from:
Net realized gains	(0.02)
Total distributions	(0.02)
Paid-in-capital from redemption fees [1]	0.01
Net asset value, end of year	$18.96
Total return [2]	89.80%
Net assets, at end of year (000s)	$2,065
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	2.53%
Ratio of net expenses to average net assets after expense reimbursement [4]	2.43%
Ratio of net investment loss to average net assets [4]	(2.30)%
Portfolio Turnover Rate	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	101

A N N U A L R E P O R T	June 30, 2021
Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class I
Year Ended
June 30, 2021 *
Net asset value, beginning of year	$10.00
Activity from investment operations:
Net investment loss [1]	(0.22)
Net realized and unrealized gain on investments	9.34
Total from investment operations	9.12
Less distributions from:
Net realized gains	(0.02)
Total distributions	(0.02)
Paid-in-capital from redemption fees [1]	0.02
Net asset value, end of year	$19.12
Total return [2]	91.40%
Net assets, at end of year (000s)	$96,821
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.53%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.43%
Ratio of net investment loss to average net assets [4]	(1.30)%
Portfolio Turnover Rate	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	102

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$47.16	$41.75	$37.80	$29.99	$23.38
Activity from investment operations:
Net investment loss [1]	(0.51)	(0.25)	(0.14)	(0.06)	(0.02)
Net realized and unrealized gain on investments	23.77	6.98	5.80	7.87	6.63
Total from investment operations	23.26	6.73	5.66	7.81	6.61
Less distributions from:
Net realized gains	(0.51)	(1.32)	(1.71)	—	—
Total distributions	(0.51)	(1.32)	(1.71)	—	—
Net asset value, end of year	$69.91	$47.16	$41.75	$37.80	$29.99
Total return [2]	49.43%	16.63%	16.41%	26.04%	28.27%
Net assets, at end of year (000s)	$827,811	$549,944	$639,372	$435,526	$327,587
Ratio of net expenses to average net assets [3]	1.31%	1.38%	1.39%	1.39%	1.40%
Ratio of net investment loss to average net assets [3,4]	(0.85)%	(0.62)%	(0.37)%	(0.16)%	(0.06)%
Portfolio Turnover Rate	19%	36%	38%	24%	26%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	103

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$46.92	$41.57	$37.66	$29.89	$23.32
Activity from investment operations:
Net investment loss [1]	(0.54)	(0.27)	(0.16)	(0.07)	(0.03)
Net realized and unrealized gain on investments	23.66	6.94	5.78	7.84	6.60
Total from investment operations	23.12	6.67	5.62	7.77	6.57
Less distributions from:
Net realized gains	(0.51)	(1.32)	(1.71)	—	—
Total distributions	(0.51)	(1.32)	(1.71)	—	—
Net asset value, end of year	$69.53	$46.92	$41.57	$37.66	$29.89
Total return [2]	49.39%	16.58%	16.36%	26.00%	28.17%
Net assets, at end of year (000s)	$458,726	$301,013	$274,059	$274,257	$452,153
Ratio of net expenses to average net assets [3]	1.36%	1.43%	1.44%	1.44%	1.45%
Ratio of net investment loss to average net assets [3,4]	(0.91)%	(0.69)%	(0.44)%	(0.21)%	(0.12)%
Portfolio Turnover Rate	19%	36%	38%	24%	26%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	104

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$42.86	$38.37	$35.16	$28.12	$22.10
Activity from investment operations:
Net investment loss [1]	(0.89)	(0.53)	(0.41)	(0.31)	(0.21)
Net realized and unrealized gain on investments	21.51	6.34	5.33	7.35	6.23
Total from investment operations	20.62	5.81	4.92	7.04	6.02
Less distributions from:
Net realized gains	(0.51)	(1.32)	(1.71)	—	—
Total distributions	(0.51)	(1.32)	(1.71)	—	—
Net asset value, end of year	$62.97	$42.86	$38.37	$35.16	$28.12
Total return [2]	48.23%	15.71%	15.51%	25.04%	27.24%
Net assets, at end of year (000s)	$404,272	$289,242	$266,001	$230,290	$190,858
Ratio of net expenses to average net assets [3]	2.11%	2.18%	2.19%	2.19%	2.20%
Ratio of net investment loss to average net assets [3,4]	(1.65)%	(1.42)%	(1.17)%	(0.96)%	(0.86)%
Portfolio Turnover Rate	19%	36%	38%	24%	26%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	105

A N N U A L R E P O R T	June 30, 2021
Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$48.22	$42.59	$38.44	$30.43	$23.68
Activity from investment operations:
Net investment income (loss) [1]	(0.40)	(0.18)	(0.07)	0.01	0.04
Net realized and unrealized gain on investments	24.34	7.13	5.93	8.00	6.71
Total from investment operations	23.94	6.95	5.86	8.01	6.75
Less distributions from:
Net realized gains	(0.51)	(1.32)	(1.71)	—	—
Total distributions	(0.51)	(1.32)	(1.71)	—	—
Net asset value, end of year	$71.65	$48.22	$42.59	$38.44	$30.43
Total return [2]	49.76%	16.85%	16.66%	26.32%	28.51%
Net assets, at end of year (000s)	$3,522,353	$1,997,163	$1,475,489	$968,578	$399,169
Ratio of net expenses to average net assets [3]	1.11%	1.18%	1.19%	1.19%	1.20%
Ratio of net investment income (loss) to average net assets [3,4]	(0.65)%	(0.43)%	(0.17)%	0.03%	0.14%
Portfolio Turnover Rate	19%	36%	38%	24%	26%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

E V E N T I D E	106

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$43.33	$35.51	$34.52		$23.41		$18.70
Activity from investment operations:
Net investment loss [1]	(0.72)	(0.52)	(0.46)		(0.40)		(0.30)
Net realized and unrealized gain on investments	5.52	9.19	3.39		11.87		5.01
Total from investment operations	4.80	8.67	2.93		11.47		4.71
Less distributions from:
Net realized gains	(1.94)	(0.87)	(1.98)		(0.37)		—
Total distributions	(1.94)	(0.87)	(1.98)		(0.37)		—
Paid-in-capital from redemption fees [1]	0.00 [6]	0.02	0.04		0.01		0.00 [6]
Net asset value, end of year	$46.19	$43.33	$35.51		$34.52		$23.41
Total return [2]	10.34%	24.68%	10.38	% [5]	49.45	% [5]	25.19%
Net assets, at end of year (000s)	$227,441	$231,460	$147,468		$93,030		$37,369
Ratio of net expenses to average net assets [3]	1.48%	1.50%	1.49%		1.50	% [4]	1.54%
Ratio of net investment loss to average net assets [3]	(1.47)%	(1.44)%	(1.38)%		(1.35	)% [4]	(1.42)%
Portfolio Turnover Rate	62%	33%	53%		43%		27%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

E V E N T I D E	107

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$43.10	$35.33	$34.40		$23.33		$18.65
Activity from investment operations:
Net investment loss [1]	(0.74)	(0.53)	(0.48)		(0.40)		(0.31)
Net realized and unrealized gain on investments	5.49	9.15	3.35		11.83		4.99
Total from investment operations	4.75	8.62	2.87		11.43		4.68
Less distributions from:
Net realized gains	(1.94)	(0.87)	(1.98)		(0.37)		—
Total distributions	(1.94)	(0.87)	(1.98)		(0.37)		—
Paid-in-capital from redemption fees [1]	0.00 [6]	0.02	0.04		0.01		0.00 [6]
Net asset value, end of year	$45.91	$43.10	$35.33		$34.40		$23.33
Total return [2]	10.28%	24.67%	10.24	% [5]	49.45	% [5]	25.09%
Net assets, at end of year (000s)	$191,709	$175,151	$143,407		$133,329		$138,722
Ratio of net expenses to average net assets [3]	1.53%	1.55%	1.54%		1.55	% [4]	1.59%
Ratio of net investment loss to average net assets [3]	(1.52)%	(1.49)%	(1.43)%		(1.40	)% [4]	(1.47)%
Portfolio Turnover Rate	62%	33%	53%		43%		27%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

E V E N T I D E	108

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$40.56	$33.54	$33.00		$22.57		$18.18
Activity from investment operations:
Net investment loss [1]	(1.04)	(0.76)	(0.69)		(0.60)		(0.45)
Net realized and unrealized gain on investments	5.20	8.63	3.17		11.39		4.84
Total from investment operations	4.16	7.87	2.48		10.79		4.39
Less distributions from:
Net realized gains	(1.94)	(0.87)	(1.98)		(0.37)		—
Total distributions	(1.94)	(0.87)	(1.98)		(0.37)		—
Paid-in-capital from redemption fees [1]	0.00 [6]	0.02	0.04		0.01		0.00 [6]
Net asset value, end of year	$42.78	$40.56	$33.54		$33.00		$22.57
Total return [2]	9.45%	23.70%	9.50	% [5]	48.27	% [5]	24.15%
Net assets, at end of year (000s)	$120,351	$104,202	$87,773		$75,025		$48,916
Ratio of net expenses to average net assets [3]	2.28%	2.30%	2.29%		2.30	% [4]	2.34%
Ratio of net investment loss to average net assets [3]	(2.27)%	(2.23)%	(2.18)%		(2.15	)% [4]	(2.22)%
Portfolio Turnover Rate	62%	33%	53%		43%		27%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

E V E N T I D E	109

A N N U A L R E P O R T	June 30, 2021
Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$44.02	$35.98	$34.88		$23.60		$18.82
Activity from investment operations:
Net investment loss [1]	(0.64)	(0.46)	(0.40)		(0.34)		(0.26)
Net realized and unrealized gain on investments	5.60	9.35	3.44		11.98		5.04
Total from investment operations	4.96	8.89	3.04		11.64		4.78
Less distributions from:
Net realized gains	(1.94)	(0.87)	(1.98)		(0.37)		—
Total distributions	(1.94)	(0.87)	(1.98)		(0.37)		—
Paid-in-capital from redemption fees [1]	0.00 [6]	0.02	0.04		0.01		0.00 [6]
Net asset value, end of year	$47.04	$44.02	$35.98		$34.88		$23.60
Total return [2]	10.54%	24.97%	10.60	% [5]	49.77	% [5]	25.40%
Net assets, at end of year (000s)	$1,573,091	$1,120,862	$705,159		$389,458		$131,304
Ratio of net expenses to average net assets [3]	1.28%	1.30%	1.29%		1.30	% [4]	1.34%
Ratio of net investment loss to average net assets [3]	(1.28)%	(1.24)%	(1.19)%		(1.15	)% [4]	(1.23)%
Portfolio Turnover Rate	62%	33%	53%		43%		27%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

E V E N T I D E	110

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class N
	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019 *
Net asset value, beginning of period	$10.62	$10.38	$10.03
Activity from investment operations:
Net investment income [1]	0.06	0.15	0.12
Net realized and unrealized gain (loss) on investments	(0.01)	0.30	0.34
Total from investment operations	0.05	0.45	0.46
Less distributions from:
Net investment income	(0.07)	(0.19)	(0.11)
Net realized gains	(0.07)	—	—
Return of capital	(0.04)	(0.02)	—
Total distributions	(0.18)	(0.21)	(0.11)
Net asset value, end of period	$10.49	$10.62	$10.38
Total return [2]	0.48%	4.37%	4.64	% [4]
Net assets, at end of period (000s)	$6,906	$37,973	$1,680
Ratio of gross expenses to average net assets before expense reimbursement [3]	0.86%	1.11%	2.41	% [5]
Ratio of net expenses to average net assets after expense reimbursement	0.75%	0.75%	0.98	% [5]
Ratio of net investment income to average net assets	0.54%	1.44%	2.20	% [5]
Portfolio Turnover Rate	72%	59%	60	% [4]

*	Eventide Limited-Term Bond Fund Class N commenced on December 14, 2018.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	Not annualized.

5.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	111

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Year	Year	Period		Year	Year	Year
	Ended	Ended	Ended		Ended	Ended	Ended
	June 30,	June 30,	June 30,		October 31,	October 31,	October 31,
	2021	2020	2019*		2018	2017	2016
Net asset value, beginning of period	$10.65	$10.41	$10.06		$10.44	$10.48	$10.45
Activity from investment operations:
Net investment income [1]	0.03	0.17	0.14		0.19	0.19	0.21
Net realized and unrealized gain (loss) on investments	0.014	0.27	0.37		(0.35)	(0.04)	0.02
Total from investment operations	0.04	0.44	0.51		(0.16)	0.15	0.23
Less distributions from:
Net investment income	(0.07)	(0.18)	(0.16)		(0.20)	(0.19)	(0.20)
Net realized gains	(0.07)	—	—		(0.02)	—	—
Return of capital	(0.04)	(0.02)	—		—	—	—
Total distributions	(0.18)	(0.20)	(0.16)		(0.22)	(0.19)	(0.20)
Paid-in-capital from redemption fees [1]	—	—	—		0.00 [5]	0.00 [5]	0.00 [5]
Net asset value, end of period	$10.51	$10.65	$10.41		$10.06	$10.44	$10.48
Total return [2]	0.45%	4.30%	5.08	% [6]	(1.52)%	1.49%	2.25%
Net assets, at end of period (000s)	$29,596	$12,873	$13,977		$17,191	$25,479	$23,962
Ratio of gross expenses to average net assets before expense reimbursement [3]	0.91%	1.16%	2.09	% [7]	1.62%	1.58%	1.51%
Ratio of net expenses to average net assets after expense reimbursement	0.80%	0.80%	1.08	% [7]	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.27%	1.63%	2.05	% [7]	1.89%	1.84%	1.99%
Portfolio Turnover Rate	72%	59%	60	% [6]	27%	49%	52%

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

5.	Amount represents less than $0.01 per share.

6.	Not annualized.

7.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	112

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019 *
Net asset value, beginning of period	$10.60	$10.37	$10.03
Activity from investment operations:
Net investment income [1]	(0.05)	(0.01)	0.07
Net realized and unrealized gain on investments	0.01 [4]	0.37	0.35
Total from investment operations	(0.04)	0.36	0.42
Less distributions from:
Net investment income	(0.01)	(0.10)	(0.08)
Net realized gains	(0.07)	—	—
Return of capital	(0.04)	(0.03)	—
Total distributions	(0.12)	(0.13)	(0.08)
Net asset value, end of period	$10.44	$10.60	$10.37
Total return [2]	(0.38)%	3.50%	4.24	% [5]
Net assets, at end of period (000s)	$1,545	$401	$72
Ratio of gross expenses to average net assets before expense reimbursement [3]	1.66%	1.91%	3.21	% [6]
Ratio of net expenses to average net assets after expense reimbursement	1.55%	1.55%	1.78	% [6]
Ratio of net investment income to average net assets	(0.50)%	(0.08)%	1.45	% [6]
Portfolio Turnover Rate	72%	59%	60	% [5]

*	Eventide Limited-Term Bond Fund Class C commenced on December 14, 2018.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

5.	Not annualized.

6.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	113

A N N U A L R E P O R T	June 30, 2021
Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class I
	Year	Year	Period		Year		Year		Year
	Ended	Ended	Ended		Ended		Ended		Ended
	June 30,	June 30,	June 30,		October 31,		October 31,		October 31,
	2021	2020	2019*		2018		2017		2016
Net asset value, beginning of period	$10.89	$10.64	$10.27		$10.63		$10.51		$10.40
Activity from investment operations:
Net investment income [1]	0.05	0.17	0.16		0.22		0.15		0.13
Net realized and unrealized gain (loss) on investments	0.014	0.31	0.38		(0.36)		(0.02)		0.02
Total from investment operations	0.06	0.48	0.54		(0.14)		0.13		0.15
Less distributions from:
Net investment income	(0.09)	(0.21)	(0.17)		(0.20)		(0.01)		(0.04)
Net realized gains	(0.07)	—	—		(0.02)		—		—
Return of capital	(0.04)	(0.02)	—		—		—		—
Total distributions	(0.20)	(0.23)	(0.17)		(0.22)		(0.01)		(0.04)
Paid-in-capital from redemption fees	—	—	—		(0.00	) [5]	(0.00	) [5]	(0.00	) [5]
Net asset value, end of period	$10.75	$10.89	$10.64		$10.27		$10.63		$10.51
Total return [2]	0.65%	4.58%	5.30	% [6]	(1.31)%		1.20%		1.41%
Net assets, at end of period (000s)	$144,089	$28,847	$3,230		$1,030		$889		$1,141
Ratio of gross expenses to average net assets before expense reimbursement [3]	0.66%	0.91%	1.97	% [7]	1.38%		1.97%		2.26%
Ratio of net expenses to average net assets after expense reimbursement	0.55%	0.55%	0.81	% [7]	1.00%		1.64%		2.00%
Ratio of net investment income to average net assets	0.49%	1.58%	2.30	% [7]	2.10%		1.41%		1.24%
Portfolio Turnover Rate	72%	59%	60	% [6]	27%		49%		52%

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

5.	Amount represents less than $0.01 per share.

6.	Not annualized.

7.	Annualized.

See accompanying notes to financial statements.

E V E N T I D E	114

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$11.38	$10.90	$10.58	$11.05		$10.32
Activity from investment operations:
Net investment income [1]	0.08	0.17	0.28	0.34		0.26
Net realized and unrealized gain (loss) on investments	2.95	0.59	0.39	(0.30)		0.79
Total from investment operations	3.03	0.76	0.67	0.04		1.05
Less distributions from:
Net investment income	(0.18)	(0.14)	(0.22)	(0.36)		(0.29)
Net realized gains	(0.02)	—	(0.03)	(0.15)		(0.03)
Return of capital	—	(0.14)	(0.10)	—		—
Total distributions	(0.20)	(0.28)	(0.35)	(0.51)		(0.32)
Net asset value, end of year	$14.21	$11.38	$10.90	$10.58		$11.05
Total return [2]	26.81%	7.03%	6.61%	0.29%		10.29%
Net assets, at end of year (000s)	$39,947	$19,454	$17,104	$17,028		$10,823
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.05%	1.19%	1.30%	1.29	% [6]	1.37%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.02%	1.10%	1.15%	1.16	% [6]	1.15%
Ratio of net investment income to average net assets [4,5]	0.59%	1.44%	2.71%	3.05	% [6]	2.46%
Portfolio Turnover Rate	73%	110%	79%	29%		38%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

E V E N T I D E	115

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$11.38	$10.89	$10.57	$11.05		$10.32
Activity from investment operations:
Net investment income [1]	0.07	0.16	0.28	0.30		0.25
Net realized and unrealized gain (loss) on investments	2.96	0.60	0.39	(0.28)		0.79
Total from investment operations	3.03	0.76	0.67	0.02		1.04
Less distributions from:
Net investment income	(0.17)	(0.14)	(0.22)	(0.35)		(0.28)
Net realized gains	(0.02)	—	(0.03)	(0.15)		(0.03)
Return of capital	—	(0.13)	(0.10)	—		—
Total distributions	(0.19)	(0.27)	(0.35)	(0.50)		(0.31)
Net asset value, end of year	$14.22	$11.38	$10.89	$10.57		$11.05
Total return [2]	26.84%	7.07%	6.56%	0.15%		10.23%
Net assets, at end of year (000s)	$23,139	$10,659	$8,817	$11,864		$20,080
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.10%	1.24%	1.35%	1.34	% [6]	1.42%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.07%	1.15%	1.20%	1.21	% [6]	1.20%
Ratio of net investment income to average net assets [4,5]	0.55%	1.39%	2.63%	2.74	% [6]	2.33%
Portfolio Turnover Rate	73%	110%	79%	29%		38%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

E V E N T I D E	116

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$11.34	$10.86	$10.55	$11.03		$10.30
Activity from investment operations:
Net investment income (loss) [1]	(0.03)	0.07	0.20	0.24		0.18
Net realized and unrealized gain (loss) on investments	2.95	0.60	0.38	(0.29)		0.77
Total from investment operations	2.92	0.67	0.58	(0.05)		0.95
Less distributions from:
Net investment income	(0.09)	(0.10)	(0.16)	(0.28)		(0.19)
Net realized gains	(0.02)	—	(0.03)	(0.15)		(0.03)
Return of capital	—	(0.09)	(0.08)	—		—
Total distributions	(0.11)	(0.19)	(0.27)	(0.43)		(0.22)
Net asset value, end of year	$14.15	$11.34	$10.86	$10.55		$11.03
Total return [2]	25.85%	6.23%	5.73%	(0.49)%		9.29%
Net assets, at end of year (000s)	$18,883	$8,091	$6,194	$6,654		$5,881
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.85%	1.99%	2.10%	2.09	% [6]	2.17%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.82%	1.90%	1.95%	1.96	% [6]	1.95%
Ratio of net investment income (loss) to average net assets [4,5]	(0.21)%	0.64%	1.90%	2.19	% [6]	1.63%
Portfolio Turnover Rate	73%	110%	79%	29%		38%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

E V E N T I D E	117

A N N U A L R E P O R T	June 30, 2021
Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$11.38	$10.90	$10.58	$11.05		$10.33
Activity from investment operations:
Net investment income [1]	0.11	0.18	0.31	0.36		0.28
Net realized and unrealized gain (loss) on investments	2.95	0.60	0.38	(0.31)		0.78
Total from investment operations	3.06	0.78	0.69	0.05		1.06
Less distributions from:
Net investment income	(0.20)	(0.15)	(0.23)	(0.37)		(0.31)
Net realized gains	(0.02)	—	(0.03)	(0.15)		(0.03)
Return of capital	—	(0.15)	(0.11)	—		—
Total distributions	(0.22)	(0.30)	(0.37)	(0.52)		(0.34)
Net asset value, end of year	$14.22	$11.38	$10.90	$10.58		$11.05
Total return [2]	27.12%	7.23%	6.81%	0.47%		10.47%
Net assets, at end of year (000s)	$279,142	$110,295	$79,513	$76,764		$43,821
Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.85%	0.99%	1.10%	1.09	% [6]	1.17%
Ratio of net expenses to average net assets after expense reimbursement [4]	0.82%	0.90%	0.95%	0.96	% [6]	0.95%
Ratio of net investment income to average net assets [4,5]	0.81%	1.65%	2.92%	3.32	% [6]	2.62%
Portfolio Turnover Rate	73%	110%	79%	29%		38%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

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Eventide Funds
Notes to Financial Statements	June 30, 2021

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of thirty-eight series. These financial statements include the following series: Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). Each Fund except Eventide Exponential Technologies Fund is a diversified series of the Trust. Eventide Exponential Technologies Fund is a non-diversified series of the Trust. The Funds’ investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Core Bond Fund commenced operations on July 31, 2020. The Fund’s investment objective is total return consistent with income generation.

Eventide Dividend Opportunities Fund commenced operations on September 29, 2017. The Fund’s investment objectives are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.

Eventide Exponential Technologies Fund commenced operations on June 30, 2020. The Fund’s investment objective is long-term capital appreciation.

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is long-term capital appreciation.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is long-term capital appreciation.

Eventide Limited-Term Bond Fund (formerly Epiphany FFV Strategic Income Fund) Class A and Class I shares commenced operations on July 28, 2010. On March 29, 2017, the Board of Trustees of Epiphany Funds voted to reclassify (the “Conversion”) all outstanding Class C Shares of the Epiphany FFV Strategic Income Fund to Class I shares to be effective on May 30, 2017 (the “Conversion Date”). On the Conversion Date, each Class C share was reclassified as a Class I shares equal in value to the Class C shares owned by that shareholder for the respective fund. The Eventide Limited-Term Bond Fund’s Class N and Class C shares commenced operations December 14, 2018. The Fund changed its fiscal year end from October 31 to June 30. The Fund’s investment objective is income.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is current income while maintaining the potential for capital appreciation.

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Each Fund offers four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the manager does not believe that the round lot value provided by the independent pricing service reflects fair value of a Fund’s holding. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

■	Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.
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■	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

■	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Funds’ assets measured at fair value:

Eventide Core Bond Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Asset Backed Securities	$—	$8,050,001	$—	$8,050,001
Corporate Bonds	—	75,135,436	—	75,135,436
Municipal Bonds	—	1,821,151	—	1,821,151
Non U.S. Government & Agencies	—	1,808,565	—	1,808,565
U.S. Government & Agencies	—	30,933,395	—	30,933,395
Short-Term Investments	1,852,502	—	—	1,852,502
Total	$1,852,502	$117,748,548	$—	$119,601,050

Eventide Dividend Opportunities Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$287,997,147	$—	$—	$287,997,147
Preferred Stocks	18,743,221	—	—	18,743,221
Convertible Bonds	—	10,495,069	—	10,495,069
Corporate Bond	—	1,100,000	—	1,100,000
Short-Term Investments	6,726,114	—	—	6,726,114
Total	$313,466,482	$11,595,069	$—	$325,061,551
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Eventide Exponential Technologies Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$117,712,677	$—	$—	$117,712,677
Corporate Bond	—	318,000	—	318,000
Short-Term Investments	2,331,506	—	—	2,331,506
Equity Options Purchased	130,150	—	—	130,150
Total	$120,174,333	$318,000	$—	$120,492,333

Eventide Gilead Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks 1	$4,963,232,608	$—	$—	$4,963,232,608
Contingent Value Rights	—	—	3,957,051	3,957,051
Private Investments	—	11,452,562	27,269,712	38,722,274
Corporate Bonds	—	57,570,000	—	57,570,000
Short-Term Investments	10,799,009	—	—	10,799,009
Total	$4,974,031,617	$69,022,562	$31,226,763	$5,074,280,942

Eventide Healthcare & Life Sciences Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	1,724,146,940	—	—	1,724,146,940
Contingent Value Rights	—	—	1,518,933	1,518,933
Private Investments	—	142,285,985	79,759,323	222,045,308
Short-Term Investments	22,357,015	—	—	22,357,015
Total	$1,746,503,955	$142,285,985	$81,278,256	$1,970,068,196

Eventide Healthcare & Life Sciences Fund Liabilities

Security Classifications	Level 1	Level 2	Level 3	Totals
Unfunded Commitment	$77,000	$—	$—	$77,000
Total	$77,000	$—	$—	$77,000

Eventide Limited-Term Bond Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Asset Backed Securities	$—	$17,548,036	$—	$17,548,036
Collateralized Mortgage Obligations	—	644,433	—	644,433
Corporate Bonds	—	111,867,710	—	111,867,710
Municipal Bonds	—	4,300,108	—	4,300,108
Non U.S. Government & Agencies	—	2,446,882	—	2,446,882
U.S. Government & Agencies	—	38,966,715	—	38,966,715
Short-Term Investment	2,354,708	—	—	2,354,708
Total	$2,354,708	$175,773,884	$—	$178,128,592

Eventide Multi-Asset Income Fund Assets

Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$145,318,691	$—	$—	$145,318,691
Preferred Stocks	15,328,891	—	—	15,328,891
Asset Backed Securities	—	8,974,495	—	8,974,495
Collateralized Mortgage Obligations	—	2,175,850	—	2,175,850
Convertible Bonds	—	36,210,953	—	36,210,953
Corporate Bonds	—	88,273,288	—	88,273,288
Municipal Bonds	—	3,204,674	—	3,204,674
Non U.S. Government & Agencies	—	1,409,617	—	1,409,617
U.S. Government & Agencies	—	36,821,055	—	36,821,055
Short-Term Investment	5,068,198	—	—	5,068,198
Total	$165,715,780	$177,069,932	$—	$342,785,712

1.	For a detailed break-out of investments by industry, please refer to the Schedule of Investments.
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The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Gilead Fund

	Contingent Value Rights	Preferred Stock	Total
Beginning balance 6/30/2020	$3,424,532	$36,769,714	$40,194,246
Total realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	532,519	—	532,519
Cost of purchases	—	—	—
Proceeds from sales	—	—	—
Net transfers in/out of level 3	—	(9,500,002)	(9,500,002)
Ending balance 6/30/2021	$3,957,051	$27,269,712	$31,226,763

Eventide Healthcare & Life Sciences Fund

	Contingent Value Rights	Preferred Stock	Total
Beginning balance 6/30/2020	$1,314,523	$67,723,882	$69,038,405
Total realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	204,410	(633,444)	(429,034)
Cost of purchases	—	48,418,886	48,418,886
Proceeds from sales	—	—	—
Net transfers in/out of level 3	—	(35,750,001)	(35,750,001)
Ending balance 6/30/2021	$1,518,933	$79,759,323	$81,278,256

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Arch Oncology, Inc. Series C1, Beta Bionic Series B/B2, BioSplice Therapeutics, Casma Therapeutics, Inc. Series B1, Casma Therapeutics, Inc. Series B2, DiCE Molecules Series C, Flare Therapeutics, Inc. Series A, Goldfinch Biopharma, Inc. Series A, Goldfinch Biopharma, Inc. Series B, Kojin Therapeutics, Inc. Series A-1, Prometheus Laboratories, Inc. and Turnstone Biologics Inc. Series D preferred stocks are as follows (1) recent investor transactions in the companies (2) updates from the companies including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Peloton Therapeutics, Inc. contingent value rights are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

Fair Value at June 30, 2021	Valuation Techniques	Unobservable Input	Impact to Valuation
$0.99	Anticipated sale price less discounts plus discounted cash flow of contingent future payments.	2.5 - 75% range for probability of success of milestones, with a per share discounted weighted average of $0.8168.	Increase (Decrease) in Rate of Success Ratio equals increases (decreases) value

		5% Liquidity Risk 5% Deal Risk	Increase (Decrease) in Credit Risk/ Liquidity Risk equals Decrease (Increase) in value

There was a change in fair valuation measurement inputs from Level 3 to Level 2 for two preferred stocks. Level 2 valuations became available based on the Funds receiving daily valuations via the underlying common stock.

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The total change in unrealized appreciation and depreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2021 was $532,519 and $(429,034) for the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively.

b) Accounting for Options - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange traded funds (“ETFs”) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The notional value of the derivative instruments outstanding as of June 30, 2021 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity of the Funds.

The effect of derivative instruments on the Statements of Assets & Liabilities for the year ended June 30, 2021 was as follows:

Eventide Exponential Technologies Fund

Derivative	Primary Risk Exposure	Location of Derivative on Statements of Assets and Liabilities	Fair Value of Asset Derivative
Call Options Purchased	Equity Risk	Unaffiliated investments at value	$83,050
Put Options Purchased	Equity Risk	Unaffiliated investments at value	47,100
Total			$130,150

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The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2021 was as follows:

Eventide Exponential Technologies Fund

			Realized and Unrealized Gain
Derivatives Not Accounted for as		Location of Gain (Loss) on Derivatives Recognized in Statements	(Loss) on Asset Derivatives
Hedging Instruments under GAAP	Primary Risk Exposure	of Operations	Recognized in Income
Options Purchased	Equity Risk	Net realized gain from unaffiliated investments	$2,136
Options Purchased	Equity Risk	Net change unrealized depreciation from unaffiliated investments	(8,154)
Total			$(6,018)

Eventide Gilead Fund

			Realized and Unrealized Gain
Derivatives Not Accounted for as		Location of Gain (Loss) on Derivatives Recognized in Statements	(Loss) on Asset Derivatives
Hedging Instruments under GAAP	Primary Risk Exposure	of Operations	Recognized in Income
Options Purchased	Equity Risk	Net realized loss from unaffiliated investments	$(6,702,200)
Options Purchased	Equity Risk	Net change unrealized appreciation from unaffiliated investments	2,517,200
Total			$(4,185,000)

Eventide Healthcare & Life Sciences Fund

			Realized and Unrealized Gain
Derivatives Not Accounted for as		Location of Gain (Loss) on Derivatives Recognized in Statements	(Loss) on Asset Derivatives
Hedging Instruments under GAAP	Primary Risk Exposure	of Operations	Recognized in Income
Options Purchased	Equity Risk	Net realized loss from unaffiliated investments	$(3,867,500)
Total			$(3,867,500)

c) Short Sales - The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d) Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2021, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2021, the Funds did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2018 to June 30, 2020 or expected to be taken in the Fund’s June 30, 2021 year-end tax return.

e) Distributions to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Each Fund typically distributes substantially all of its net investment income in the form of dividends, interest and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash

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distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains, and net investment income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually. The Eventide Exponential Technologies Fund, Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund intend to make annual distributions if applicable. The Eventide Core Bond Fund and Eventide Dividend Opportunities Fund intend to make quarterly distributions if applicable. The Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund intend to make monthly distributions if applicable.

f) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

g) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the specific identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available. Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

h) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i) Indemnification – The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

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j) Redemption Fees and Sales Charges (loads) - A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Class A shares purchased where the sales charge was waived, are subject to a CDSC of 1.00% on redemptions within 180 days of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2021, there were the following redemption fees paid to the fund and CDSC fees paid to the distributor:

Fund	Redemption Fees	CSDC Fees
Eventide Core Bond Fund	$—	$—
Eventide Dividend Opportunities Fund	—	41
Eventide Exponential Technologies Fund	56,333	—
Eventide Gilead Fund	—	851
Eventide Healthcare & Life Sciences Fund	85,109	3,831
Eventide Limited-Term Bond Fund	—	940
Eventide Multi-Asset Income Fund	—	1,079

k) Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Eventide Core Bond Fund	$163,294,298	$43,449,779
Eventide Dividend Opportunities Fund	$253,745,007	$58,823,008
Eventide Exponential Technologies Fund	$126,327,263	$35,262,887
Eventide Gilead Fund	$1,215,155,150	$768,078,542
Eventide Healthcare & Life Sciences Fund	$1,368,523,762	$1,136,153,403
Eventide Limited-Term Bond Fund	$151,154,686	$66,463,540
Eventide Multi-Asset Income Fund	$297,210,479	$154,852,684

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eventide Asset Management, LLC acts as investment manager to the Funds pursuant to the terms of a management agreement between the Manager of the Trust (the “Management Agreement”). Since December 14, 2018, Eventide Asset Management, LLC serves as investment adviser to the Eventide Limited-Term Bond Fund. Prior to December 14, 2018, Trinity Fiduciary Partners, LLC (“Trinity”) served as the Epiphany FFV Strategic Income Fund (“Epiphany FFV Fund”) investment adviser. Boyd Watterson Asset Management, LLC serves as sub-adviser to the Eventide Limited-Term Bond Fund, the Eventide Core Bond Fund, and a portion of the Eventide Multi-Asset Income Fund’s portfolio. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. The fees paid by the Funds to the Manager are described in greater detail in the table below. Prior to March 2, 2020, Eventide Multi-Asset Income Fund paid to the manager, as of the last day

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of each month, an annualized fee equal to 0.73% of its average net assets. Prio to December 14, 2018, the Eventide Limited-Term Bond Fund paid to the Manager, as of the last day of each month, an annualized fee equal to 0.45% of its average net assets. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2021, management fees of $261,400, $1,256,111, $610,465, $40,283,773, $22,274,450, $372,233 and $1,377,857 were incurred by the Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively, before the waivers and reimbursements described below.

Each Fund is authorized to pay the Adviser an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at a certain level through October 31, 2021. This agreement may only be terminated by the Board on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. Prior to December 14, 2018, Trinity had contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses at 1.25% and 1.00% of the average daily net assets of Epiphany FFV Fund’s Class A and Class I. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

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The following table lists the contractual advisory fee and the expense limitation for each Fund.

Fund	Contractual Advisory Fee	Expense Limitation
Eventide Core Bond Fund	0.36%	Class A:	0.83%
		Class C:	1.58%
		Class N:	0.78%
		Class I:	0.58%

Eventide Dividend Opportunities Fund	0.73%	Class A:	1.20%
		Class C:	1.95%
		Class N:	1.15%
		Class I:	0.95%

Eventide Exponential Technologies Fund	1.10%	Class A:	1.68%
		Class C:	2.43%
		Class N:	1.63%
		Class I:	1.43%

Eventide Gilead Fund	1.00% of the first $2 billion;	Class A:	1.67%
	0.95% on the next $1 billion;	Class C:	2.42%
	0.90% on the next $1 billion;	Class N:	1.62%
	and 0.85% thereafter	Class I:	1.42%

Eventide Healthcare & Life Sciences Fund	1.10%	Class A:	1.68%
		Class C:	2.43%
		Class N:	1.63%
		Class I:	1.43%

Eventide Limited-Term Bond Fund	0.33%	Class A:	0.80%
		Class C:	1.55%
		Class N:	0.75%
		Class I:	0.55%

Eventide Multi-Asset Income Fund	0.60%	Class A:	1.07%
		Class C:	1.82%
		Class N:	1.02%
		Class I:	0.82%

For the year ended June 30, 2021, the Manager waived no management fees from the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, waived/reimbursed fees of $99,512 from the Eventide Core Bond Fund, $64,772 from the Eventide Dividend Opportunities Fund, $53,115 from the Eventide Exponential Technologies Fund, $133,760 from the Eventide Limited-Term Bond Fund and $65,335 from the Eventide Multi-Asset Income Fund pursuant to its contractual agreement. As of June 30, 2021, the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2022	2023	2024
Eventide Core Bond Fund	$0	$0	$99,512
Eventide Dividend Opportunities Fund	$106,626	$114,935	$64,772
Eventide Exponential Technologies Fund	$0	$0	$53,115
Eventide Limited-Term Bond Fund	$111,782	$148,648	$133,760
Eventide Multi-Asset Income Fund	$164,563	$103,007	$65,335

The Eventide Gilead Fund and Healthcare & Life Sciences Fund do not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2021.

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The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2021, the Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund incurred $21,142, $44,264, $17,642, $978,123, $472,069, $30,945 and $57,820 for such fees, respectively.

Effective April 2015, pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

The amounts due to MFund at June 30, 2021 for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

A Trustee and Officer of the Trust is also the controlling member of MFund, AlphaCentric Advisors LLC, and Catalyst Capital Advisors LLC (AlphaCentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”), an affiliate of the distributor, provides administrative, fund accounting, and transfer agency services to the Funds’ pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a distribution plan pursuant to rule 12b-1 under the 1940 Act for each class of shares except Class I, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum

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of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The 12b-1 fees may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended June 30, 2021, the Distributor received $810, $29,553, $27,074, $312,853, $147,523, $7,496 and $37,755 in underwriter commissions from the sale of shares of the Fund from the Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes, including options written, for the Funds as of June 30, 2021 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Total Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Aggregate Cost	Appreciation	Depreciation	(Depreciation)
Eventide Core Bond Fund	$120,647,876	$239,179	$(1,286,005)	$(1,046,826)
Eventide Dividend Opportunities Fund	269,172,675	57,396,653	(1,507,777)	55,888,876
Eventide Exponential Technologies Fund	96,610,744	25,816,192	(1,934,603)	23,881,589
Eventide Gilead Fund	2,460,987,008	2,679,119,725	(65,825,791)	2,613,293,934
Eventide Healthcare & Life Sciences Fund	1,555,750,187	634,795,552	(220,554,543)	414,241,009
Eventide Limited-Term Bond Fund	177,766,336	636,878	(274,622)	362,256
Eventide Multi-Asset Income Fund	302,301,580	41,853,752	(1,369,620)	40,484,132

The tax character of fund distributions for the years ended June 30, 2021 and June 30, 2020 was as follows:

	For the year ended June 30, 2021:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Core Bond Fund	$662,544	$—	$372,081	$1,034,625
Eventide Dividend Opportunities Fund	2,119,397	442,713	—	2,562,110
Eventide Exponential Technologies Fund	119,830	—	—	119,830
Eventide Gilead Fund	—	46,777,382	—	46,777,382
Eventide Healthcare & Life Sciences Fund	2,584,287	84,024,399	—	86,608,686
Eventide Limited-Term Bond Fund	1,241,376	265,225	435,931	1,942,532
Eventide Multi-Asset Income Fund	3,474,637	1,599,165	—	5,073,802

	For the year ended June 30, 2020:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Dividend Opportunities Fund	$213,501	$—	$399,315	$612,816
Eventide Gilead Fund	—	80,392,392	—	80,392,392
Eventide Healthcare & Life Sciences Fund	7,562,297	18,687,917	—	26,250,214
Eventide Limited-Term Bond Fund	732,710	—	146,859	879,569
Eventide Multi-Asset Income Fund	1,463,734	48,593	1,671,355	3,183,682

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Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The table below shows equalization amounts which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended June 30, 2021. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Portfolio	Equalization Utilized
Eventide Dividend Opportunities Fund	$457,042
Eventide Exponential Technologies Fund	66,087
Eventide Gilead Fund	11,512,559
Eventide Healthcare & Life Sciences Fund	9,375,224
Eventide Multi-Asset Income Fund	1,357,982

As of June 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October		Other	Unrealized
	Ordinary	Long-Term	Loss and Late	Capital Loss	Books/Tax	Appreciation/	Total Accumulated
Portfolio	Income	Capital Gains	Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Eventide Core Bond Fund	$—	$—	$(558,159)	$(28,333)	$—	$(1,046,826)	$(1,633,318)
Eventide Dividend Opportunities Fund	609,823	2,636,624	—	—	—	55,888,876	59,135,323
Eventide Exponential Technologies Fund	1,905,963	—	—	—	—	23,881,589	25,787,552
Eventide Gilead Fund	—	189,082,229	(12,512,943)	—	—	2,613,293,934	2,789,863,220
Eventide Healthcare & Life Sciences Fund	13,393,599	157,450,740	—	—	—	414,241,009	585,085,348
Eventide Limited-Term Bond Fund	—	—	(71,717)	—	—	362,256	290,539
Eventide Multi-Asset Income Fund	5,756,665	8,675,302	—	—	—	40,484,314	54,916,281

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, passive foreign investment companies, and adjustments for partnerships, real estate investment trusts, C-Corporation return of capital, perpetual bonds, trust preferred securities, paydowns and deemed distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Eventide Gilead Fund	$12,512,943

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Portfolio	Post October Losses
Eventide Core Bond Fund	$558,159
Eventide Limited-Term Bond Fund	71,717

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At June 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Eventide Core Bond Fund	$28,333	$—	$28,333	$—
Eventide Dividend Opportunities Fund	—	—	—	379,812
Eventide Limited-Term Bond Fund	—	—	—	170,193

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distribution reclasses, non-deductible expenses and equalization credits, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2021 as follows:

Portfolio	Paid In Capital	Accumulated Earnings (Losses)
Eventide Core Bond Fund	$(44,935)	$44,935
Eventide Dividend Opportunities Fund	450,125	(450,125)
Eventide Exponential Technologies Fund	46,727	(46,727)
Eventide Gilead Fund	(13,696,387)	13,696,387
Eventide Healthcare & Life Sciences Fund	9,375,224	(9,375,224)
Eventide Multi-Asset Income Fund	1,343,029	(1,343,029)

(5)	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund at June 30, 2021 are noted in the Fund Schedule of Investments. Transactions during the period with companies which are affiliates are as follows:

Eventide Gilead Fund

						Dividends	Net Increase/
		Share Balance				Credited	Decrease in			Share Balance
	Market Value at	at June 30,				to	Appreciation	Realized Gains	Market Value at	at June 30,
Description	June 30, 2020	2020	Purchases	Sales Proceeds	Corporate Actions	Income	(Depreciation)	(Losses)	June 30, 2021	2021
Vital Farms, Inc.	$—	—	$80,479,182	$—	$—	$—	$(21,597,182)	$—	$58,882,000	2,950,000
Total	$—	—	$80,479,182	$—	$—	$—	$(21,597,182)	$—	$58,882,000	2,950,000

Eventide Gilead Fund

Investments no longer affiliated as of June 30, 2021

						Dividends	Net Increase/
		Share Balance				Credited	Decrease in			Share Balance
	Market Value at	at June 30,				to	Appreciation	Realized Gains	Market Value at	at June 30,
Description	June 30, 2020	2020	Purchases	Sales Proceeds	Corporate Actions	Income	(Depreciation)	(Losses)	June 31, 2021	2021
Pliant Therapeutics Series B [1]	$31,327,555	1,015,908	$—	$—	$(9,999,999)	$—	$(21,327,556)	$—	$—	—
Pliant Therapeutics Series C [1]	16,497,301	534,984	—	—	(6,999,999)	—	(9,497,302)	—	—	—
Total	$47,824,856	1,550,892	$—	$—	$(16,999,998)	$—	$(30,824,858)	$—	$—	—

	$47,824,856	1,550,892	$80,479,182	$—	$(16,999,998)	$—	$(52,422,040)	$—

1.	Reorganization of private investment to the publicly traded common stock.
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Eventide Healthcare & Life Sciences Fund

							Net Increase/
		Share Balance				Dividends	Decrease in			Share Balance
	Market Value at	at June 30,				Credited	Appreciation	Realized Gains	Market Value at	at June 30,
Description	June 30, 2020	2020	Purchases	Sales Proceeds	Corporate Actions	to Income	(Depreciation)	(Losses)	June 30, 2021	2021
89bio, Inc.[1]	$11,459,750	575,000	$17,441,939	$(2,633,877)	$—	$—	$(4,543,807)	$(460,385)	$21,263,620	1,137,092
Annexon, Inc. Series D1, [2]	9,499,999	7,031,359	—	—	—	—	7,567,206	—	17,067,205	798,111
Cardiff Oncology, Inc.	—	—	62,620,798	(14,525,926)	—	—	(13,546,413)	(10,769,163)	23,779,296	3,575,834
Casma Therapeutics, Inc. Series B1	—	—	3,750,000	—	—	—	(187,500)	—	3,562,500	5,000,000
Casma Therapeutics, Inc. Series B2	—	—	3,750,000	—	—	—	(187,500)	—	3,562,500	5,000,000
Celldex Therapeutics, Inc[1]	6,246,682	480,514	31,140,444	(69,631)	—	—	33,159,672	44,717	70,521,884	2,108,908
Freeline Therapeutics Ltd. Series C [1,2]	14,962,500	7,720,588	—	—	—	—	(5,452,356)	—	9,510,144	1,228,304
Goldfinch Biopharma, Inc. Series A	5,600,000	5,000,000	—	—	—	—	—	—	5,600,000	5,000,000
Goldfinch Biopharma, Inc. Series B	9,491,525	8,474,576	—	—	—	—	—	—	9,491,525	8,474,576
Praxis Precision Medicines, Inc. Series C1	—	—	11,999,999	(8)	—	—	5,178,835	—	17,178,826	988,994
Prometheus Biosciences, Inc. Series D [3]	—	—	7,692,308	—	(702,262)	—	16,756,564	—	23,746,610	1,017,770
Prometheus Biosciences, Inc. Series D1 [3]	—	—	12,307,692	—	—	—	21,436,492	—	33,744,184	1,446,262
Prometheus Laboratories, Inc. [3]	—	—	—	—	702,262	—	(35,114)	—	667,148	1,017,770
Sutro Biopharma, Inc.	15,411,166	1,985,975	8,197,200	—	—	—	20,468,059	—	44,076,425	2,370,975
Trillium Therapeutics, Inc.	20,605,230	2,547,000	81,081,637	—	—	—	(9,439,867)	—	92,247,000	9,510,000
VectivBio A.G. Series A-2	—	—	7,000,002	—	—	—	6,474,360	—	13,474,362	1,216,427
Zymeworks, Inc.	—	—	119,258,770	—	—	—	(8,225,517)	—	111,033,253	3,200,728
TOTAL	$93,276,852	$33,815,012	$366,240,789	$(17,229,442)	$—	$—	$69,423,114	$(11,184,831)	$500,526,482	$53,090,751

Eventide Healthcare & Life Sciences Fund

Investments no longer affiliated as of June 30, 2021

							Net Increase/
		Share Balance				Dividends	Decrease in			Share Balance
	Market Value at	at June 30,				Credited	Appreciation	Realized Gains	Market Value at	at June 30,
Description	June 30, 2020	2020	Purchases	Sales Proceeds	Corporate Actions	to Income	(Depreciation)	(Losses)	June 30, 2021	2021
ESSA Pharma, Inc.	$8,196,066	1,391,522	$ 3, 840,000	$—	$—	$—	$39,004,876	$—	$51,040,942	1,786,522
Kala Pharmaceuticals, Inc.	36,259,500	3,450,000	—	(21,961,082)	—	—	(10,855,378)	(3,443,040)	—	—
Pharmaceuticals, Inc.	20,328,000	1,680,000	—	(28,554,500)	—	—	14,856,094	9,320,123	15,949,717	665,681
Satsuma Pharmaceuticals, Inc.	28,282,066	983,382	—	(6,559,839)	—	—	(16,907,067)	(4,815,160)	—	—
Total	93,065,632	7,504,904	3,840,000	(57,075,421)	—	—	26,098,525	1,061,923	66,990,659	2,452,203

	$186,342,484	41,319,916	$370,080,789	$(74,304,863)	$—	$—	$95,521,639	$(5,307,748)

1.	Not affiliated June 30, 2020.

2.	Reverse stock split.

3.	Spin-Off.

(6)	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the

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Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2021, the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund were invested in the following restricted securities:

Eventide Gilead Fund

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Beta Bionic Series B/B2 [1]	8/31/18	179,406	$27,400,031	$27,269,712	0.5%
Peloton Therapeutics, Inc. – CVR [1]	2/14/19	3,982,940	—	3,957,051	0.1%
Praxis Precision Medicines, Inc. Series C1 [1]	7/24/20	659,330	8,000,001	11,452,562	0.2%

Eventide Healthcare & Life Sciences Fund

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Annexon, Inc. Series D	6/30/20	798,111	$9,999,999	$17,067,205	0.8%
Arch Oncology, Inc. Series C1	4/26/21	4,643,043	5,952,381	5,654,762	0.9%
Beta Bionic Series B/B2	8/31/18	122,828	19,000,015	18,669,856	0.9%
BioSplice Therapeutics	3/5/21	295,276	15,000,021	14,250,020	0.7%
Casma Therapeutics, Inc. Series B1	8/26/20	5,000,000	3,750,000	3,562,500	0.2%
Casma Therapeutics, Inc. Series B2	6/7/21	5,000,000	3,750,000	3,562,500	0.2%
Cullinan Oncology, LLC Series C	12/16/20	721,145	10,000,000	17,641,010	0.8%
DiCE Molecules Series C	12/18/20	2,570,925	6,666,666	6,333,332	0.3%
Flare Therapeutics Series A	4/22/21	1,097,561	1,097,561	1,042,683	0.0%
Freeline Therapeutics Ltd. Series C	6/29/20	1,228,304	15,750,000	9,510,144	0.5%
Goldfinch Biopharma, Inc. Series A	3/15/19	5,000,000	5,000,000	5,600,000	0.3%
Goldfinch Biopharma, Inc. Series B	6/29/20	8,474,576	10,000,000	9,491,525	0.4%
Kojin Therapeutics, Inc. Series A-1	6/2/21	763,319	1,499,998	1,424,998	0.1%
Montes Archimedes Acquisition Corporation	4/29/21	700,000	—	(77,000)	(0.0)%
Peloton Therapeutics, Inc. – CVR	2/14/19	1,528,871	—	1,518,933	0.1%
Praxis Precision Medicines, Inc. Series C1	7/24/20	988,994	11,999,991	17,178,826	0.8%
Prometheus Biosciences, Inc. Series D	10/30/20	1,017,770	6,990,046	23,746,610	1.1%
Prometheus Biosciences, Inc. Series D1	1/29/21	1,446,262	12,307,692	33,744,184	1.6%
Prometheus Laboratories, Inc.	12/31/20	1,017,770	702,262	667,148	0.0%
Talaris Therapeutics Series B	9/22/20	711,092	7,028,433	9,923,644	0.5%
Turnstone Biologics Inc. Series D	6/29/21	3,660,670	9,999,999	9,499,999	0.4%
VectivBio A.G. Series A-2	9/25/20	1,216,427	7,000,000	13,474,362	0.6%

(7)	UNFUNDED COMMITMENT

As of June 30, 2021, the Eventide Healthcare & Life Sciences Fund had an unfunded commitment for the below listed security:

Montes Archimedes Acquisition Corporation	$(77,000)

The payment is contingent on the successful closing of the Business Combination Agreement between Montes

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Archimedes Acquisition Corporation (“MAAC”) and Roivant Sciences Ltd. The payment will be required to be wired in upon receipt of the “Closing Notice” from MAAC to be held in escrow until the official close.

(8)	PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

(9)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(10)	MARKET RISK

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged

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market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

(11)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Charles Schwab & Co, Inc. Special Custody Account for the Exclusive Benefit of Customers held 57.93% of the Eventide Core Bond Fund. As of June 30, 2021, TD Ameritrade, Inc. Special Custody Account for the Exclusive Benefit of Customers held 27.37% of the Eventide Limited-Term Bond Fund.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund, and Eventide Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund, and Eventide Multi-Asset Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America. For Eventide Limited-Term Bond Fund, the financial highlights for each of the years in the two-year period ended October 31, 2017 were audited by other auditors, whose report dated December 20, 2017 expressed an unqualified opinion on such financial highlights.

We have also audited the statements of assets and liabilities of Eventide Core Bond Fund and Eventide Exponential Technologies Fund, each a series of shares of beneficial interest in the Funds, including the schedules of investments, as of June 30, 2021, and the related statements of operations, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes to the financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

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Fund	Statement of Operations, Statement of Changes in Net Assets and Financial Highlights Presented
Eventide Dividend Opportunities Fund	Financial Highlights for each of the years in the three-year period ended June 30, 2021 and for the period from September 29, 2017 (commencement of operations) through June 30, 2018
Eventide Gilead Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2021
Eventide Healthcare & Life Sciences Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2021
Eventide Limited-Term Bond Fund	Financial Highlights for Class N and Class C: each of the years in the two-year period ended June 30, 2021 and the period from December 14, 2018 through June 30, 2019 and for Class A and Class I: each of the years in the two-year period ended June 30, 2021 and the period from November 1, 2018 through June 30, 2019 and the year ended October 31, 2018
Eventide Multi-Asset Income Fund	Financial Highlights for each of the years in the five-year period ended June 30, 2021
Eventide Core Bond Fund	The statements of operations, changes in net assets and the financial highlights for the period July 31, 2020 (commencement of operations) to June 30, 2021
Eventide Exponential Technologies Fund	The statements of operations, changes in net assets and the financial highlights for the year-ended June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, issuers, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 30, 2021

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A N N U A L R E P O R T	June 30, 2021
Eventide Renewal Funds

Consideration and Renewal of the Management Agreement between Mutual Fund Series Trust and Eventide Asset Management, LLC with respect to the Eventide Dividend Opportunities Fund (“Eventide DO”), Eventide Gilead Fund (“Eventide Gilead”), Eventide Healthcare and Life Sciences Fund (“Eventide HLS”), Eventide Limited-Term Bond Fund (“Eventide LTB”), and Eventide Multi-Asset Income Fund (“Eventide MAI”) (collectively, the “Eventide Renewal Funds”)

At a meeting held on May 10-11, and May 20, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement (“Management Agreement”) between the Trust and Eventide Asset Management, LLC (“Eventide”) with respect to the Eventide Renewal Funds:

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Eventide’s response to a series of questions, regarding among other things, Eventide’s services provided to the Eventide Renewal Funds, comparative fee and expense information, and Eventide’s profitability from managing the Eventide Renewal Funds. In connection with its deliberations regarding the renewal of the Management Agreement, the Board reviewed materials prepared by Eventide.

Nature, Extent and Quality of Services. The Board reviewed Eventide’s management team, noting that Eventide continued to invest in personnel and acquire additional human resources to support its team. The Board acknowledged that Eventide generally sought individuals with specific training or advanced degrees to join its portfolio manager and analyst teams. The Board noted that Eventide provided continuous portfolio management services to each Eventide Renewal Fund and that Eventide’s investment decision process relied heavily on research. The Board recognized that Eventide was effective in monitoring compliance with each Eventide Renewal Fund’s investment limitations and providing ethical screening services for each Eventide Renewal Fund through its proprietary screening system and third-party data. The Board discussed that the portfolio management team divided sector responsibilities among the portfolio managers and analysts to allow each analyst to focus on company specific risks and opportunities, as well as industry specific risks. The Board noted that Eventide selected broker-dealers to obtain best execution in terms of share price, quality of service, and commissions paid while implementing each Eventide Renewal Fund’s investment strategy. The Board acknowledged that Eventide used a third-party proxy voting firm to vote proxies on behalf of each Eventide Renewal Fund. The Board observed that Eventide reported no SEC, FINRA, CFTC or other regulatory examinations in the past year, nor any material litigation or administrative action involving Eventide or its affiliates. The Board agreed that Eventide’s team members had demonstrated a strong, collaborative working relationship with the Trust. The Board concluded that Eventide had the potential to continue providing high quality service to each Eventide Renewal Fund and its shareholders.

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Performance. The Board reviewed the performance of each Eventide Renewal Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Eventide Renewal Fund was acceptable.

■	Eventide DO—The Board noted that Eventide DO outperformed its peer group, Morningstar category and the Russell Mid Cap Value TR Index for the 3-year and since inception periods but trailed each for the 1-year period. The Board remarked that Eventide DO posted double-digit positive returns for the 1-year period. The Board noted that Eventide attributed its positive performance over the past year to its allocation to the financials, renewable energy, technology, consumer discretionary and consumer staples sectors and explained its lag to its benchmarks due to its underweight in more cyclical-oriented sectors.

■	Eventide Gilead—The Board discussed that Eventide Gilead outperformed its peer group, Morningstar category, and the Russell Mid-Cap Growth Index across all time periods with very strong performance for the 1-year period. The Board noted that Eventide Gilead’s performance over the 1-year period was driven by the consumer discretionary and information technology sectors.

■	Eventide HLS—The Board remarked that Eventide HLS significantly outperformed its peer group and Morningstar category over all periods and that it outperformed the S&P Biotechnology Select Industry TR Index over the 3-year, 5-year and since inception periods. The Board noted that Eventide HLS’ underperformance to the index over the 1- year period was due to lack of exposure to biotechnology companies developing vaccines and testing products in response to the COVID-19 pandemic. The Board discussed that Eventide adhered to a “science first” approach and there was no reliable data in the early stages of the pandemic to support investing in those companies.

■	Eventide LTB—The Board remarked that Eventide LTB underperformed its peer group and Morningstar category over the 1-year, 3-year and 5- year periods, but outperformed the Bloomberg Barclays U.S. Government Credit 1-5 Year Float Adjusted TR Index for the 1-year and 5-year periods, and outperformed the peer group, Morningstar category and index for the 10-year period. The Board recalled that a new sub-advisor took over management of Eventide LTB in May 2020. The Board noted Eventide attributed Eventide LTB’s underperformance to its peer group and Morningstar category over the 1-year period to the slightly longer duration of Eventide LTB’s positions and its restrictions to high yield bonds.

■	Eventide MAI—The Board observed that Eventide MAI outperformed its peer group and Morningstar category across all periods and outperformed a blended benchmark comprised of 50% Russell Mid-Cap Value Index and 50% Barclays Intermediate Aggregate Index over the 1-year, 3-year and 5-year periods. The Board discussed that Eventide believed Eventide Main’s strong performance over the past year was due to strong sector allocation and stock selection in equities.

Fees and Expenses. The Board reviewed the management fee for each Eventide Renewal Fund, and the average fees charged by each Eventide Renewal Fund’s peer group and Morningstar category. The Board considered the soft dollar benefits received by Eventide, and the indirect benefits of Rule 12b-1 fees paid with respect to the distribution of the Eventide Renewal Funds. The Board concluded that the management fee for each Eventide Renewal Fund was not unreasonable.

■	Eventide DO—The Board commented that the management fee and net expense ratio for Eventide DO were on par with the average and median management fees and net expense ratios of its peer group and Morningstar category.
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■	Eventide Gilead—The Board observed that Eventide Gilead’s management fee and net expense ratio were above the averages and medians of its peer group and Morningstar category, but well below the highs of each. The Board considered the expertise and skill of Eventide Gilead’s portfolio management team, and that funds in its peer group did not have the same commitment to socially responsible investing as Eventide Gilead. The Board noted that Eventide Gilead had breakpoints in its fee schedule.

■	Eventide HLS—The Board remarked that Eventide HLS’ management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Eventide employed a highly differentiated values-based screening process to align Eventide HLS’ holdings with its stated objective and required investment personnel with specific training and educational degrees.

■	Eventide LTB—The Board acknowledged that Eventide LTB’s management fee was lower than the averages and medians of its peer group and Morningstar category. The Board discussed that Eventide LTB’s net expense ratio was lower than the average of its peer group and in line with the average of its Morningstar category. The Board discussed the allocation of fees between Eventide and Eventide LTB’s sub-advisor relative to their respective duties and agreed that the fee allocation was appropriate.

■	Eventide MAI—The Board discussed that Eventide MAI’s management fee was equal to the average of its peer group and lower than the high of its Morningstar category. The Board noted that Eventide MAI’s net expense ratio was equal to the average of its Morningstar category, and lower than the average of its peer group. The Board reviewed Eventide’s explanation that comparison to the Morningstar category was inappropriate due to the significant number of fund of funds or allocation funds in the category, 10% of which had a management fee of 0%. The Board noted that Eventide MAI’s peer group did not have funds with the same values-based screening process across a multi-asset base. The Board discussed the allocation of fees between Eventide and Eventide MAI’s sub-advisor relative to their respective duties and agreed that the fee allocation was appropriate.

Profitability. The Board discussed Eventide’s profitability from its relationship with each Eventide Renewal Fund based on the information that Eventide provided. The Board discussed that Eventide calculated its indirect expenses for each Eventide Renewal Fund based on the Fund’s percentage of Eventide’s gross revenue. The Board noted that Eventide was managing Eventide DO and Eventide MAI and Eventide LTB at a loss and earned only a slim profit managing Eventide DO. The Board therefore concluded that excessive profitability of Eventide with respect any of Eventide DO, Eventide MAI or Eventide LTB was not an issue at this time.

The Board remarked that Eventide earned a profit from managing Eventide Gilead and Eventide HLS. The Board discussed that these profits, in addition to a salary and bonus, were used to compensate owner personnel of Eventide that provided services to the Eventide Funds. The Board recognized that Eventide’s net profits would be reduced if those payments were taken into account. The Board also considered that because Eventide was organized as a limited liability company, certain tax liabilities paid by its members for income and certain payroll related items was not reported as an Eventide expense, thereby inflating its profitability estimate. After further discussion, the Board determined that Eventide’s profit in connection with Eventide Gilead and Eventide HLS was not excessive.

Economies of Scale. The Board noted that the Eventide Gilead had breakpoints in its management fee schedule, but that the other Eventide Renewal Funds did not. The Board discussed that each Eventide Renewal Fund had an expense cap and that shareholders benefitted from economies of scale from being in a family of funds. The Board discussed the breakpoints on the fee schedule of the sub-advisor to Eventide MAI and Eventide LTB and how such breakpoints could benefit Eventide. The Board agreed to revisit the issue of breakpoints at the Management Agreement’s next renewal.

Conclusion. Having requested and received such information from Eventide as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Eventide Renewal Fund and its respective shareholders.

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Eventide Limited-Term Bond Fund
Eventide Multi-Asset Income Fund

Consideration and Renewal of the Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund.

In connection with a meeting held on May 10, 11 and May 20, 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Eventide Asset Management, LLC (“Eventide”) and Boyd Watterson Asset Management, LLC (“Boyd”) with respect to Eventide Limited-Term Bond Fund (“Eventide LTB”) and Eventide Multi Asset Income Fund (“Eventide MAI”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Boyd’s responses to a series of questions regarding, among other things, Boyd’s services provided to the Eventide LTB and Eventide MAI, comparative fee and expense information, and Eventide’s profitability from managing Eventide LTB and Eventide MAI.

Nature, Extent and Quality of Services. The Board noted that there were no recent departures or additions to Boyd’s key personnel servicing Eventide MAI or Eventide LTB. The Board acknowledged the portfolio manager’s expertise and Eventide’s confidence in Boyd as the sub-advisor to Eventide LTB and Eventide MAI’s fixed income component. The Board reviewed Boyd’s investment philosophy and noted that it conducted research throughout the investment process. The Board discussed that quantitative and qualitative measures were applied to identify, measure and manage portfolio risk. The Board commented that Boyd used a comprehensive risk management system to ensure portfolios were properly constructed and that it built a number of risk controls into its credit assessment and buy/sell processes. The Board remarked that Boyd used a proprietary information technology system to monitor compliance with Eventide LTB’s and Eventide MAI’s investment strategies and limitations. The Board noted that Boyd selected broker-dealers on the basis of best execution and acknowledged that Boyd had reported no material compliance or litigation issues in the past year. After further discussion, the Board concluded that Boyd had the ability to continue providing high quality service to Eventide LTB, Eventide MAI, and their respective shareholders.

Performance. The Board reviewed the performance of each of Eventide LTB and Eventide MAI relative to its peer group and Morningstar category. The Board recalled that Boyd sub-advised the fixed income sleeve of Eventide MAI and that it assumed the role of sub-advisor for the entirety of Eventide LTB’s portfolio in May 2020. After discussion, the Board concluded that the performance of Eventide LTB and Eventide MAI were acceptable.

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■	Eventide LTB—The Board recalled that Boyd took over management of Eventide LTB in May 2020 and therefore focused on short-term performance. The Board noted Eventide attributed Eventide LTB’s underperformance to its peer group and Morningstar category over the 1-year period to the slightly longer duration of Eventide LTB’s positions and its restrictions to high yield bonds.

■	Eventide MAI—The Board discussed Eventide’s commentary regarding performance, which noted that Boyd contributed positively to Eventide MAI’s performance, primarily due to its allocation into corporate bonds.

Fees and Expenses. The Board discussed Boyd’s sub-advisory fee schedule for Eventide LTB and Eventide MAI, including the levels at which breakpoints would reduce the fee. The Board reviewed the allocation of fees between Eventide and Boyd relative to their respective duties and other factors and agreed the allocations for Eventide LTB and Eventide MAI were appropriate. They also considered the sub-advisory fee breakpoints. The Board concluded that the sub-advisory fees for Eventide LTB and Eventide MAI were not unreasonable.

Profitability. The Board recognized that Boyd earned a reasonable profit from sub-advising each of Eventide LTB and Eventide MAI. The Board determined that Boyd’s profits were not excessive.

Economies of Scale. The Board considered whether Boyd had realized economies of scale with respect to the sub-advisory services provided to either of Eventide LTB or Eventide MAI. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Eventide LTB, Eventide MAI, and the other Eventide Funds, it was unlikely that Boyd was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from Boyd as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between the Eventide and Boyd, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of Eventide LTB, Eventide MAI, and their shareholders.

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Eventide Funds
Supplemental Information (Unaudited)	June 30, 2021

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2021, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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Eventide Funds
Expense Examples (Unaudited)	June 30, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example for Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each of Eventide Core Bond Fund, Eventide Exponential Technologies Fund, Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
			Ending
	Funds’	Beginning	Account	Expenses	Beginning	Ending	Expenses
	Annualized	Account Value	Value	Paid During	Account Value	Account Value	Paid During
	Expense Ratio	1/1/21	6/30/21	Period*	1/1/21	6/30/21	Period
Eventide Core Bond Fund - Class N	0.78%	$1,000.00	$979.60	$3.83	$1,000.00	$1,020.93	$3.91
Eventide Core Bond Fund – Class A	0.83%	$1,000.00	$980.60	$4.08	$1,000.00	$1,020.68	$4.16
Eventide Core Bond Fund – Class C	1.58%	$1,000.00	$975.50	$7.74	$1,000.00	$1,016.96	$7.90
Eventide Core Bond Fund – Class I	0.58%	$1,000.00	$980.50	$2.85	$1,000.00	$1,021.92	$2.91
Eventide Dividend Opportunities Fund - Class N	1.15%	$1,000.00	$1,156.60	$6.15	$1,000.00	$1,019.09	$5.76
Eventide Dividend Opportunities Fund – Class A	1.20%	$1,000.00	$1,156.60	$6.42	$1,000.00	$1,018.84	$6.01
Eventide Dividend Opportunities Fund – Class C	1.95%	$1,000.00	$1,151.60	$10.40	$1,000.00	$1,015.12	$9.74
Eventide Dividend Opportunities Fund – Class I	0.95%	$1,000.00	$1,157.50	$5.08	$1,000.00	$1,020.08	$4.76
Eventide Exponential Technologies Fund - Class N	1.63%	$1,000.00	$1,209.10	$8.91	$1,000.00	$1,016.73	$8.13
Eventide Exponential Technologies Fund – Class A	1.68%	$1,000.00	$1,209.10	$9.18	$1,000.00	$1,016.48	$8.38
Eventide Exponential Technologies Fund – Class C	2.43%	$1,000.00	$1,204.60	$13.28	$1,000.00	$1,012.74	$12.13
Eventide Exponential Technologies Fund – Class I	1.43%	$1,000.00	$1,210.10	$7.82	$1,000.00	$1,017.72	$7.14
Eventide Gilead Fund – Class N	1.31%	$1,000.00	$1,107.00	$6.86	$1,000.00	$1,018.29	$6.57
Eventide Gilead Fund – Class A	1.36%	$1,000.00	$1,106.80	$7.12	$1,000.00	$1,018.04	$6.82
Eventide Gilead Fund – Class C	2.11%	$1,000.00	$1,102.60	$11.01	$1,000.00	$1,014.32	$10.55
Eventide Gilead Fund – Class I	1.11%	$1,000.00	$1,108.10	$5.82	$1,000.00	$1,019.27	$5.58
Eventide Healthcare & Life Sciences Fund – Class N	1.48%	$1,000.00	$847.10	$6.78	$1,000.00	$1,017.46	$7.40
Eventide Healthcare & Life Sciences Fund – Class A	1.53%	$1,000.00	$847.00	$7.01	$1,000.00	$1,017.21	$7.65
Eventide Healthcare & Life Sciences Fund – Class C	2.28%	$1,000.00	$843.80	$10.42	$1,000.00	$1,013.49	$11.38
Eventide Healthcare & Life Sciences Fund – Class I	1.28%	$1,000.00	$847.90	$5.85	$1,000.00	$1,018.46	$6.39
Eventide Limited-Term Bond Fund – Class N	0.75%	$1,000.00	$994.60	$3.71	$1,000.00	$1,021.08	$3.76
Eventide Limited-Term Bond Fund – Class A	0.80%	$1,000.00	$994.40	$3.96	$1,000.00	$1,020.83	$4.01
Eventide Limited-Term Bond Fund – Class C	1.55%	$1,000.00	$989.80	$7.65	$1,000.00	$1,017.11	$7.75
Eventide Limited-Term Bond Fund – Class I	0.55%	$1,000.00	$995.70	$2.72	$1,000.00	$1,022.07	$2.76
Eventide Multi-Asset Income Fund – Class N	1.02%	$1,000.00	$1,081.10	$5.26	$1,000.00	$1,019.74	$5.11
Eventide Multi-Asset Income Fund – Class A	1.07%	$1,000.00	$1,081.60	$5.52	$1,000.00	$1,019.49	$5.36
Eventide Multi-Asset Income Fund – Class C	1.82%	$1,000.00	$1,077.40	$9.37	$1,000.00	$1,015.77	$9.10
Eventide Multi-Asset Income Fund – Class I	0.82%	$1,000.00	$1,082.90	$4.23	$1,000.00	$1,020.73	$4.11

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year.
E V E N T I D E	147

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Additional Information (Unaudited)	June 30, 2021

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-771-3836.

Information regarding how each Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the SEC’s website at http://www.sec.gov.

E V E N T I D E	148

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Independent Trustees	June 30, 2021

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex[2]	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010
E V E N T I D E	149

A N N U A L R E P O R T	June 30, 2021
Eventide Funds
Interested Trustee[3] and Officers	June 30, 2021

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst Capital International, LLC 2017-present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

3.	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.
E V E N T I D E	150

A N N U A L R E P O R T	June 30, 2021
Privacy Notice
Mutual Fund Series Trust Revised July 2017	1 of 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?

For our everyday business purposes such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share

For our affiliates to market to you	NO	We don’t share

For non-affiliates to market to you	NO	We don’t share
E V E N T I D E	151

A N N U A L R E P O R T	June 30, 2021
Privacy Notice
Mutual Fund Series Trust Revised July 2017	2 of 2

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS?	Call 1-844-223-8637

E V E N T I D E	152

A N N U A L R E P O R T	June 30, 2021
MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 4210
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

E V E N T I D E	153

(b)        Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Eventide Gilead Fund	30,000	25,000
Eventide Dividend Opportunities Fund	11,000	10,250
Eventide Healthcare & Life Sciences Fund	20,000	17,000
Eventide Limited Term Bond Fund	15,000	12,250
Eventide Multi-Asset Income Fund	15,000	12,250
Eventide Core Bond Fund	12,250	-
Eventide Exponential Technologies Fund	10,250	-

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Eventide Gilead Fund	2,000	2,000
Eventide Dividend Opportunities Fund	2,000	2,000
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Limited Term Bond Fund	2,000	2,000
Eventide Multi-Asset Income Fund	2,000	2,000
Eventide Core Bond Fund	2,500	2,000
Eventide Exponential Technologies Fund	2,500	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2021 and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2021 and 2020 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: September 2, 2021